Rule 497(e)
                                                     Registration No.: 333-03093

                     Rydex Advisor Variable Annuity Account

                                       of

                    Great American Reserve Insurance Company
             Administrative Office: 11815 North Pennsylvania Street
                              Carmel, Indiana 46032
                              Phone: (800) 437-3506

                  INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                      FLEXIBLE PREMIUMS - NONPARTICIPATING

                                 Offered through
                         PADCO Financial Services, Inc.
         6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                              Phone: (888) 667-4936

The variable annuity contract described in this Prospectus (the "Contract") is designed to provide retirement benefits for certain types of purchasers. This Contract is intended for use by Contract Owners who intend to invest as part of a "tactical asset allocation" or "market timing" investment strategy advised by professional money managers. Tactical asset allocation involves moving assets among several or all of the investment portfolios available for investment under the Contracts (the "Subaccounts"); market timing involves moving assets between the Nova and Money Market Subaccounts. The investment options available under the Contract involve certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities, stock indexes, and futures contracts. As discussed more fully below, these techniques are specialized and involve risks that are not traditionally associated with otherwise similar contracts.

Accumulation of the Contract values may be on either a fixed or variable basis, or on a combination fixed and variable basis. Accumulation on a variable basis is provided by allocations to the Rydex Advisor Variable Annuity Account (the "Separate Account"). Variable benefits are not guaranteed and will vary according to investment performance. Accumulation on a fixed basis is provided by allocations to the General Account of Great American Reserve Insurance Company. (See "The Fixed Account" on page I-__.) Annuity payments are only available on a fixed basis. This Prospectus describes only the Separate Account features of the Contract except where specific reference is made to the Fixed Account.

The Separate Account is a segregated investment account of Great American Reserve Insurance Company ("Great American Reserve"), and is comprised of seven investment portfolios each of which is managed by PADCO Advisors II, Inc. ("PADCO"). Allocations to the Separate Account will be invested in the separate investment portfolios ("Subaccounts") selected. You bear the full investment risk with respect to the Separate Account. Seven Subaccounts are currently available under the Contract with the following investment objectives:

The Nova Subaccount - To provide investment returns that correspond to the performance of a benchmark for common stock securities.

The Ursa Subaccount - To provide investment results that will inversely correlate to the performance of a benchmark for common stock securities.

The OTC Subaccount - To attempt to provide investment results that correspond to the performance of a benchmark for over-the-counter securities.

The Precious Metals Subaccount - To attempt to provide investment results that correspond to the performance of a benchmark primarily for metals-related securities.

The U.S. Government Bond Subaccount - To provide investment results that correspond to the performance of a benchmark for U.S. Government securities.

The Juno Subaccount - To provide total return before expenses and costs that inversely correlates to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument.

The Money Market Subaccount - To provide current income consistent with stability of capital and liquidity.

Six of these Subaccounts seek investment results that correspond over time to a specified benchmark, as follows:



                SUBACCOUNT                                               BENCHMARK
------------------------------------------  -------------------------------------------------------------------
The Nova Subaccount                         125% of the performance of the
                                            S&P500 Composite Stock Price IndexTM
------------------------------------------  -------------------------------------------------------------------
The Ursa Subaccount                         Inverse (opposite) of the S&P500
                                            Composite Stock Price IndexTM
------------------------------------------  -------------------------------------------------------------------
The OTC Subaccount                          NASDAQ 100 IndexTM (NDX)
------------------------------------------  -------------------------------------------------------------------
The Precious Metals                         Philadelphia Stock Exchange
Subaccount                                  Gold/Silver IndexTM (XAU)
------------------------------------------  -------------------------------------------------------------------
The U.S. Government                         120% of the price movement of
 Bond Subaccount                            current Long Treasury Bond
------------------------------------------  -------------------------------------------------------------------
The Juno Subaccount                         Inverse (opposite) of the price
                                            movement of the current Long
                                            Treasury Bond
------------------------------------------  -------------------------------------------------------------------

This Contract is designed to be used with tactical asset allocation or market-timing investment services. Providers of such services are engaged by you to make allocation and transfer decisions on your behalf. You should consider whether this Contract with such services is appropriate for your needs as well as the tax consequences related to such services (see "Tactical Allocation Services" and "Federal Income Taxes -- Pre-Retirement Distributions").

Investments in the Money Market Subaccount are neither insured nor guaranteed by the U.S. Government.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus contains information about the Contract and the Separate Account that a prospective Contract Owner should know before investing. It should be read and retained for future reference. Additional information about the
Contract and the Separate Account is contained in a Statement of Additional Information, dated November 1, 1996, and as supplemented January 1, 1998, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing to or calling PADCO Financial Services, Inc. ("PFS"), at the above address or number. The table of contents for the Statement of Additional Information is included on page II-__ of this Prospectus.

               The date of this Prospectus is November 1, 1996, as
                         supplemented January 1, 1998.

                                               TABLE OF CONTENTS


                                                                            Page

PART I

DEFINITIONS                                                                 I-

PROSPECTUS SUMMARY                                                          I-

FEES AND EXPENSES OF THE
  SUBACCOUNTS                                                               I-

FINANCIAL STATEMENTS                                                        I-

FINANCIAL HIGHLIGHTS OF THE
 SUBACCOUNTS                                                                I-

GREAT AMERICAN RESERVE
 INSURANCE COMPANY                                                          I-

THE SEPARATE ACCOUNT                                                        I-

INVESTMENTS OF THE
  SUBACCOUNTS                                                               I-
  Eligible Investments                                                      I-
  Investment Objectives                                                     I-
      The Nova Subaccount                                                   I-
      The Ursa Subaccount                                                   I-
      The OTC Subaccount                                                    I-
      The Precious Metals
       Subaccount                                                           I-
      The U.S. Government
       Bond Subaccount                                                      I-
      The Juno Subaccount                                                   I-
      The Money Market Subaccount                                           I-
  Special Risk Considerations                                               I-
  Addition or Deletion of
   Subaccounts                                                              I-

TACTICAL ALLOCATION
  SERVICES                                                                  I-

CHARGES AND DEDUCTIONS                                                      I-

 Withdrawal Charge                                                          I-
 Mortality and Expense
   Risk Charge                                                              I-
 Administrative Fee                                                         I-
 Investment Advisory Fee
  and Other Expenses                                                        I-

 Subaccount Administration Fee                                              I-
 Payments of Certain Charges
   and Deductions                                                           I-
 Premium Taxes                                                              I-

DESCRIPTION OF THE
CONTRACT                                                                    I-
  Purchase Payments                                                         I-
  Changing Financial Advisors                                               I-
  Accumulation Provisions                                                   I-
      Accumulation Units                                                    I-
      Value of an Accumulation Unit                                         I-
      Valuation Periods                                                     I-
  The Fixed Account                                                         I-
  Payment on Death                                                          I-
  Beneficiary                                                               I-
  Ownership                                                                 I-
  Account Transfers                                                         I-
  Withdrawals                                                               I-
  Suspension or Deferral
   of Payments                                                              I-
  Annuity Provisions                                                        I-
      General                                                               I-
      Selection of Annuity Date and
       Annuity Options                                                      I-
      Change of Annuity Date or
       Annuity Option                                                       I-
      Annuity Options                                                       I-
      Minimum Annuity Payments                                              I-
      Proof of Age, Sex, and
        Survival                                                            I-
      Notices and Elections                                                 I-
      Amendment of Contract                                                 I-
      Ten-Day Right to Review                                               I-

FEDERAL INCOME TAXES                                                        I-
  Pre-Retirement Distributions                                              I-
  General                                                                   I-

  Diversification                                                          I-
  Multiple Contracts                                                       I-
 Contracts Owned by Non-
    Natural Persons                                                        I-
  Tax Treatment of Assignments                                             I-
  Income Tax Withholding                                                   I-
  Tax Treatment of Withdrawals;
    Non-Qualified Contracts                                                I-
 Tax Treatment of Withdrawals;
   Qualified Plans                                                         I-
 Tax Treatment of Withdrawals;
   Qualified Contracts                                                     I-
 Tax-Sheltered Annuities;
   Withdrawal Limitations                                                  I-

SEPARATE ACCOUNT VOTING RIGHTS                                             I-

REPORTS TO CONTRACT OWNERS                                                 I-

DISTRIBUTION OF CONTRACTS                                                  I-

STATE REGULATION                                                           I-

LEGAL PROCEEDINGS                                                          I-

INDEPENDENT ACCOUNTANTS                                                    I-

REGISTRATION STATEMENT                                                     I-

LEGAL MATTERS                                                              I-

PART II

THE SEPARATE ACCOUNT                                                       II-

INVESTMENT OBJECTIVES AND
 POLICIES OF THE SUBACCOUNTS                                               II-
  General         II-
  The Nova Subaccount                                                      II-
  The Ursa Subaccount                                                      II-

                  Page

  The OTC Subaccount                                                       II-
  The Precious Metals Subaccount                                           II-
  The U.S. Government Bon
    Subaccount                                                             II-
  The Juno Subaccount                                                      II-
  The Money Market Subaccount                                              II-
  The Benchmarks                                                           II-
SPECIAL RISK CONSIDERATIONS                                                II-
  Portfolio Turnover                                                       II-
  Tracking Error                                                           II-
  Aggressive Investment
      Techniques                                                           II-

INVESTMENT TECHNIQUES AND
 OTHER INVESTMENT POLICIES                                                 II-

PERFORMANCE INFORMATION                                                    II-

PORTFOLIO TRANSACTIONS
 AND BROKERAGE                                                             II-

MANAGEMENT OF THE
 SEPARATE ACCOUNT                                                          II-
  Board of Managers                                                        II-
  PADCO Advisors II, Inc.                                                  II-
  PADCO Service Company, Inc.                                              II-
  Costs and Expenses                                                       II-

TABLE OF CONTENTS OF
 STATEMENT OF ADDITIONAL
 INFORMATION                                                               II-

                                     PART I

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer contained in this Prospectus and, if given or made, such information or repre sentation must not be relied upon as having been authorized. This Prospectus does not constitute an offer of, or solicitation of an offer to acquire, any variable annuity contracts offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

                                                  DEFINITIONS

Accumulation Unit: An accounting unit of measure used to compute the value of your interest in a Subaccount prior to the Annuity Date. (See page I-__.)

Accumulation Unit Value: For any Valuation Period, the current market value of the total assets of a Subaccount, less liabilities, divided by the number of units of that Subaccount outstanding.

Administrative Office: The office indicated on the cover page of this Prospectus to which notices and Purchase Payments must be sent. All sums payable to Great American Reserve under the Contract are payable at the Administrative Office or an address designated by Great American Reserve.

Age: The age of any Contract Owner or Annuitant on his or her last birthday. For Joint Contract Owners, all provisions which are based on age are based on the age of the older of the Joint Contract Owners.

Annuitant: The named individual on whose continuation of life under the Contract annuity payments may depend.

Annuity: A series of payments for life; or for life with guaranteed periods; or for the installment refund period; or for a certain period; or to a joint and surviving annuitant.

Annuity Date: The date on which annuity payments of the Contract begin. (See page I-__.)

Beneficiary: The persons to whom payment is to be made on the death of the Contract Owner.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The annuity contract offered by this Prospectus.

Contract Date: The date a Contract is issued to a Contract Owner.

Contract Owner: The person entitled to exercise all rights under a Contract. This person is also referred to in this Prospectus as "you." A Contract Owner may be a non-natural person (e.g., a corporation, trust, or certain other entities). (See page I-__.)

Contract Value: The sum of the amounts allocated to the Fixed Account and the amounts allocated to the Separate Account. (See page I-__.)

Financial Advisor: A registered investment adviser, or an investment adviser who is excluded from registration with the Securities and Exchange Commission, selected to provide your tactical allocation or market-timing investment services.

Fixed Account: The general account of Great American Reserve which provides guaranteed values and periodically adjusted interest rates.

Fixed Account Value: The value of the portion of your Contract Value allocated to the Fixed Account.

Fixed Annuity: A series of periodic payments of predetermined amounts beginning with the Annuity Date that do not vary with investment experience.

General Account: The assets of Great American Reserve with the exception of the Separate Account and other segregated asset accounts.

Great American Reserve: Great American Reserve Insurance Company.

Joint Contract Owner: If named, a person entitled to exercise all rights under a Contract along with the Contract Owner. Any Joint Contract Owner must be the spouse of the Contract Owner.

Market Timing: An investment strategy involving potentially frequent shifting of assets between investments in domestic equity securities (e.g., the Nova Subaccount) and investments in cash items (e.g., the Money Market Subaccount).

Nonqualified Contract: A Contract issued under a nonqualified plan, which is not a Qualified Contract.

PADCO:  PADCO Advisors II, Inc.

PFS:  PADCO Financial Services, Inc.

Purchase Payments: Premium payments made to Great American Reserve under the terms of the Contract.

Qualified Contract: A Contract issued under a retirement plan which receives favorable tax treatment under Sections 401(a), 403(a) and (b), 408, or 457, or any similar provision of the Internal Revenue Code where pre-tax contributions are accepted. (See page I-__.)

Separate Account: The segregated asset account that Great American Reserve has established pursuant to the provisions of the insurance code of the State of Texas, and identified as the Rydex Advisor Variable Annuity Account.

Separate Account Value: The value of the portion of your Contract Value allocated to the Separate Account.

Servicer:  PADCO Service Company, Inc.

Subaccount: A segment of the Rydex Advisor Variable Annuity Account consisting of a portfolio of investment securities. (See page I-__.)

Tactical Allocation Services: Tactical allocation services or market-timing services provided by Financial Advisors.

Tactical Asset Allocation: An investment strategy involving potentially frequent shifting of assets among a variety of investment sectors (e.g., by transfers among the Subaccounts).

Transaction Cut-Off Time: The cut-off time on each valuation day for all Separate Account trading activity, including transfers and withdrawals. With respect to all purchases and withdrawals, this time is 2:30 P.M., Eastern Time. With respect to transfers for the Nova, Ursa, and OTC Subaccounts, this time is 3:30 P.M., Eastern Time; for the Precious Metals Subaccount, this time is 3:15 P.M., Eastern Time; for the Bond and Juno Subaccounts, this time is 2:30 P.M., Eastern Time; and for the Money Market Subaccount and the Fixed Account, this time is 4:00 P.M., Eastern Time. For transfers involving different transaction end times, the earlier of the times indicated above applies. Telephone and electronic withdrawal and transfer orders will be accepted only prior to the Transaction Cut-Off Times. If the primary exchange or market on which a Subaccount transacts business closes early, the above cut-off time will be approximately thirty minutes (forty-five minutes, in the case of the Precious Metals Subaccount) prior to the close of such exchange or market. Telephone and electronic withdrawal and transfer privileges may be terminated or modified by the Separate Account at any time. (See page I-__.)

Valuation Date: Each day the New York Stock Exchange (the "NYSE") is open for business.

Valuation Period: The interval from one valuation day of any Subaccount to the next valuation day, measured from the time each day the Subaccount is valued. (See page I-__.)

Written Request: A request in writing, in a form satisfactory to Great American Reserve.

                               PROSPECTUS SUMMARY

          "You" refers to the Contract Owner. "We," "us," or "Great American Reserve" refers to Great American Reserve Insurance Company.

The Separate Account

          The Separate Account is currently divided into seven Subaccounts in which Purchase Payments under this Contract may be invested. Initial Purchase Payments allocable to the Separate Account will first be allocated to the Subaccount. During the first 14 days following the date of issue of the Contract (the "Contract Date"), no transfers will be allowed. Subsequently, transfers may only be made by your Financial Advisor. Your Contract Value will reflect the investment performance of your Subaccounts. (See "The Separate Account" on page I-__, "Investments of the Subaccounts" on page I-__, "Account Transfers" on page I-__, and "Tactical Allocation Services" on page I-__.)

         The seven Subaccounts, including the Money Market Subaccount, are managed by PADCO. (See "PADCO" in Part II of this Prospectus.)

Retirement Plans

         The  Contract  may  currently  be  issued   pursuant  to   nonqualified
retirement plans, individual retirement annuities ("IRAs"), or Section 403(b) Annuities ("TSAs").

Purchase Payments

         The Contract permits Purchase Payments to be paid on a flexible basis at any time in any amount meeting specified minimum requirements. The minimum initial Purchase Payment that Great American Reserve will accept is $25,000. The minimum subsequent Purchase Payment is $1,000. (See "Purchase Payments" on page I-__.)

          The full amount of your Purchase Payments, less applicable premium tax due, if any, will be invested. However, certain charges and deductions will be made from your Contract Value. (See "Charges and Deductions" on page I-__.)

Charges and Deductions

          Withdrawal Charge. A withdrawal charge is deducted in the event of withdrawal of Contract Values, subject to certain exceptions. If the withdrawal charge applies, it will equal a specified percentage of each Purchase Payment paid under the Contract within seven complete years prior to the date of withdrawal. This charge permits Great American Reserve to recover a portion of the sales expenses that it has incurred. (See "Withdrawal Charge" on page I-__.)

         Administrative Fee. Great American Reserve will deduct a daily administrative fee equal to an annual rate of 0.15% of the average daily net assets of each Subaccount. This charge is made to reimburse Great American Reserve for expenses related to administration of the Contracts. (See "Administrative Fee" on page I-__.)

         Mortality and Expense Risk Charge. Great American Reserve will deduct a daily mortality and expense risk charge equal to an annual rate of 1.25% of the average daily net assets of each Subaccount. This charge is made to compensate Great American Reserve for the risk of guaranteeing not to increase the administrative fee regardless of actual administrative costs and for the mortality guarantees Great American Reserve makes under the Contract. (See "Mortality and Expense Risk Charge" on page I-__.)

         Subaccount Administration Fee. Various Subaccount administration fees, with maximum annual rates ranging from 0.20% to 0.25% of a Subaccount's average daily net assets, also are payable by the Subaccounts to PADCO Service Company, Inc. (the "Servicer"), for expenses related to tactical allocation administrative services provided by the Servicer under the Contracts. (See "Subaccount Administration Fee" on page I-__.)

         Investment Advisory Fee. Various investment advisory fees, with maximum annual rates ranging from 0.50% to 0.90% of the average daily net assets of the Subaccounts, are payable by the Subaccounts to PADCO. The Subaccounts also bear certain of the expenses incurred in their operations. (See "Investment Advisory Fee and Other Expenses" on page I-__.)

          Premium Taxes. Premium taxes or similar assessments payable to any government entity may be deducted from Purchase Payments or from Contract Values when paid by Great American Reserve or at a later date. Currently, state premium taxes range from 0% to 3.5%. (See "Premium Taxes" on page I-__.)

Tactical Allocation Services

         This Contract is sold only to Contract Owners who are provided tactical allocation or market-timing services by investment advisers registered, or excluded from registration, under the Investment Advisers Act of 1940. Tactical Allocation Services consist of making allocation and transfer decisions. You are responsible for selecting, supervising, and paying your Financial Advisor and must execute a power of attorney authorizing your Financial Advisor to provide Tactical Allocation Services. In this regard, you may redeem your Contract in whole or in part, but only your Financial Advisor may contact the Servicer with allocation and transfer decisions. The Board of Managers of the Separate Account (the "Managers") has not reviewed the qualifications of any Financial Advisor and has not considered payments to Financial Advisors in connection with its review of investment advisory contracts for the Separate Account. (See "Tactical Allocation Services" at page I-__.)

         Upon notification to the Servicer of the death, termination, or resignation of your Financial Advisor, your Separate Account Value will immediately be transferred into the Money Market Subaccount. (See "Changing Financial Advisors" at page I-__ for a description of the applicable procedures when your Financial Advisor dies, resigns, or has been terminated.)

Annuity Payments

         Monthly annuity payments will start on the Annuity Date. You may select the Annuity Date. You may also select an annuity payment option. You may change your selections later. (See "Change of Annuity Date or Annuity Option" on page I-__.)

          If the net Contract Value at the Annuity Date is less than $10,000 ($3,500 for Qualified Contracts), Great American Reserve reserves the right to pay the Contract Value in a lump sum in lieu of annuity payments. For further information regarding the tax consequences of a lump sum payment, see "Tax Treatment of Withdrawals; Non-Qualified Contracts" at page I-__ and "Tax Treatment of Withdrawals; Qualified Contracts" at page I-__. If any annuity payment would be less than $50, Great American Reserve may change the frequency of payments to intervals that will result in payments of at least $50. (See "Minimum Annuity Payments" on page I-__.)

Account Transfers

         All or part of your Contract Value may be transferred among the Subaccounts by your Financial Advisor at any time and without charge prior to the Annuity Date. Transfers to and from the Fixed Account are also permitted, but are subject to certain limitations. (See "Account Transfers" on page I-__.)

Payment on Death

         If the Contract Owner dies prior to the Annuity Date, Great American Reserve will pay the greater of Purchase Payments (less withdrawals) or the Contract Value (subject to certain state variations). (See "Payment on Death" on page I-__.)

Withdrawals

         You may withdraw all or part of your accumulated Contract Value prior to the Annuity Date. The amount withdrawn must be at least $500. If your Contract is to continue in force, the remaining Contract Value must be at least $10,000. A withdrawal charge may be imposed. (See "Withdrawals" on page I-__.) Withdrawals may be subject to a 10% penalty tax under the Code. (See "Tax Treatment of Withdrawals; Non-Qualified Contracts" at page I-__ and "Tax Treatment of Withdrawals; Qualified Contracts" at page I-__.)

Ten-Day Review Period

         Within 10 days of your receipt of an issued Contract you may return it to Great American Reserve for cancellation. This period may be longer in certain states. (See "Ten Day Right to Review" on page I-__.)

Special Risks

          The strategies  employed by a Contract Owner's  Financial  Advisor may result in considerable assets moving in and out of each Subaccount. Consequently, PADCO expects that each Subaccount will generally experience significant portfolio turnover, which will likely result in higher expenses, transaction costs, and additional costs and may also adversely affect the ability of the Subaccount to meet its investment objective. Each Subaccount's investments will be managed without regard to portfolio turnover rates. The Subaccounts (other than the Money Market Subaccount) also may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities, stock indexes, and futures contracts.

          Although liquidity risks are often inherent in market timing arrangements, the Subaccounts have procedures designed to maximize liquidity of the Subaccounts. In particular, the Subaccounts' use of futures contracts and options on securities, stock indexes and futures contracts offer a highly liquid, cost-effective method of investing in securities and are an effective means by which to accommodate the massive switching and high portfolio turnover rates that may result from asset allocation and market timing investment strategies. A discussion of the special risks associated with the investment in the Subaccounts is provided under "Special Risk Considerations" under "Investments of the Subaccounts" in Part I and in Part II of this Prospectus. For further information concerning the investment policies and strategies of the Subaccounts, see "Investments of the Subaccounts" in Part I and "Investment Objectives and Policies" and "Investment Techniques and Other Policies" in Part II of this Prospectus and "Investment Policies and Techniques of the Subaccounts" in the Statement of Additional Information.



                                     FEES AND EXPENSES OF THE SUBACCOUNTS
Contract Owner Transaction Expenses
    Sales Load Imposed on Purchases                                                          None

    Withdrawal Charge (as a percentage of Purchase Payments)
        First and Second Years Since Payment                                                 7%
        Third Year Since Payment                                                             6%
        Fourth Year Since Payment                                                            5%
        Fifth Year Since Payment                                                             4%
        Sixth Year Since Payment                                                             3%
        Seventh Year Since Payment                                                           2%
        Eighth Year or More Since Payment                                                    0%

    Surrender Fee                                                                            None

    Exchange Fee                                                                             None

    Annual Contract Fee                                                                      None

Separate Account Annual Expenses (as a percentage of average daily net assets in each Subaccount)

    Mortality and Expense Risk Charge                                                        1.25%

    Administrative Fee                                                                       0.15%


------------

1/ Neither state premium taxes nor fees that you pay to your Financial Advisor are shown. Any premium tax due will be deducted from Purchase Payments or from Contract Values at a later date. Currently, state premium taxes range from 0% to 3.5%.

 Subaccount Annual Expenses


                                                                          Nova               Ursa
                                                                       Subaccount          Subaccount

Investment Advisory Fees                                                 0.75%                0.90%

Subaccount Administration Fees                                           0.25%                0.25%

Other Expenses (after
reimbursement)2/                                                         1.20%                1.15%
                                                                        -----                -----
Total Separate Account Annual
Expenses (after reimbursement)3/                                         3.60%                3.70%
                                                                        =====                =====

---------------

2/   Other Expenses are based on estimates.

3/ Effective January 1, 1998, PADCO and the Servicer have voluntarily agreed to waive their respective advisory and subaccount administration fees and to bear any Subaccount expenses which would cause the ratios of expenses to average net assets for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts to exceed 3.60%, 3.70%, 3.60%, 3.60%, 3.20%, 3.70%, and 3.00% (collectively, the "Adjusted Expense Ratios"). Prior to January 1, 1998, PADCO and the Servicer voluntarily agreed to waive their respective fees and to bear any Subaccount expenses which would cause the ratios of expenses to average net assets for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts to exceed 2.80%, 2.90%, 2.80%, 2.80%, 2.40%, 2.90%, and 2.20% (collectively, the "Initial Expense Ratios"). Absent this voluntary waiver and reimbursement, the total Subaccount annual expense ratios for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts (as of June 30, 1997) would have been 3.41%, 8.11%, 4.69%, 10.75%, 4.43%, 4.73%, and 2.23%, respectively.
     During the period from October 24, 1997 to October 24, 1999, fees waived or expenses paid or assumed by PADCO and the Servicer under these voluntary agreements are subject to reimbursements, as described below under "Costs and Expenses" in Part II of this Prospectus. No reimbursement will be made by a Subaccount after October 24, 1999.

 Subaccount Annual Expenses

                                                                                           Precious
                                                                      OTC                    Metals
                                                                   Subaccount              Subaccount

Investment Advisory Fees                                              0.75%                  0.75%

Subaccount Administration Fees                                        0.20%                  0.20%

Other Expenses (after
reimbursement)2/                                                      1.25%                  1.25%
                                                                      -----                  -----
Total Separate Account Annual
Expenses (after reimbursement)3/                                      3.60%                  3.60%
                                                                      =====                  =====

------------

2/   Other Expenses are based on estimates.

3/ Effective January 1, 1998, PADCO and the Servicer have voluntarily agreed to waive their respective advisory and subaccount administration fees and to bear any Subaccount expenses which would cause the ratios of expenses to average net assets for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts to exceed 3.60%, 3.70%, 3.60%, 3.60%, 3.20%, 3.70%, and 3.00% (collectively, the "Adjusted Expense Ratios"). Prior to January 1, 1998, PADCO and the Servicer voluntarily agreed to waive their respective fees and to bear any Subaccount expenses which would cause the ratios of expenses to average net assets for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts to exceed 2.80%, 2.90%, 2.80%, 2.80%, 2.40%, 2.90%, and 2.20% (collectively, the "Initial Expense Ratios"). Absent this voluntary waiver and reimbursement, the total Subaccount annual expense ratios for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts (as of June 30, 1997) would have been 3.41%, 8.11%, 4.69%, 10.75%, 4.43%, 4.73%, and 2.23%, respectively.
     During the period from October 24, 1997 to October 24, 1999, fees waived or expenses paid or assumed by PADCO and the Servicer under these voluntary agreements are subject to reimbursements, as described below under "Costs and Expenses" in Part II of this Prospectus. No reimbursement will be made by a Subaccount after October 24, 1999.

 Subaccount Annual Expenses

                                                                                                     Money
                                                       Bond                    Juno                 Market
                                                    Subaccount              Subaccount            Subaccount

Investment Advisory Fees                              0.50%                  0.90%                    0.50%

Subaccount Administration Fees                        0.20%                  0.25%                    0.20%

Other Expenses (after
 reimbursement)2/                                     1.10%                  1.15%                    0.90%
                                                      -----                  -----                    -----
Total Separate Account
Annual Expenses (after
  reimbursement)3/                                    3.20%                  3.70%                    3.00%
                                                      =====                  =====                    =====

------------

     2/   Other Expenses are based on estimates.

     3/ Effective January 1, 1998, PADCO and the Servicer have voluntarily agreed to waive their respective advisory and subaccount administration fees and to bear any Subaccount expenses which would cause the ratios of expenses to average net assets for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts to exceed 3.60%, 3.70%, 3.60%, 3.60%, 3.20%, 3.70%, and 3.00%
          (collectively, the "Adjusted Expense Ratios"). Prior to January 1, 1998, PADCO and the Servicer voluntarily agreed to waive their respective fees and to bear any Subaccount expenses which would cause the ratios of expenses to average net assets for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts to exceed 2.80%, 2.90%, 2.80%, 2.80%, 2.40%, 2.90%, and 2.20% (collectively, the
          "Initial Expense Ratios"). Absent this voluntary waiver and reimbursement, the total Subaccount annual expense ratios for the Nova, Ursa, OTC, Precious Metals, Bond, Juno, and Money Market Subaccounts (as of June 30, 1997) would have been 3.41%, 8.11%, 4.69%, 10.75%, 4.43%, 4.73%, and 2.23%, respectively. During the period from October 24, 1997 to October 24, 1999, fees waived or expenses paid or assumed by PADCO and the Servicer under these voluntary agreements are subject to reimbursements, as described below under "Costs and Expenses" in Part II of this Prospectus. No reimbursement will be made by a Subaccount after October 24, 1999.

EXAMPLES

1. If you surrender your Contract, or if you annuitize, at the end of the applicable period:


You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on assets:                                         1 year                       3 years
                                                                 ------                       -------
The Nova Subaccount                                                $98                         $139
The Ursa Subaccount                                                $99                         $142
The OTC Subaccount                                                 $98                         $139
The Precious Metals Subaccount                                     $98                         $139
The Bond Subaccount                                                $94                         $127
The Juno Subaccount                                                $99                         $142
The Money Market Subaccount                                        $92                         $121


2.      If you do not surrender at the end of the applicable period:


You would pay the following
expenses on a $1,000
investment, assuming 5%
annual return on assets:                                         1 year                       3 years
                                                                 ------                       -------
The Nova Subaccount                                                $28                          $86
The Ursa Subaccount                                                $29                          $89
The OTC Subaccount                                                 $28                          $86
The Precious Metals Subaccount                                     $28                          $86








The Bond Subaccount                                                $24                          $74
The Juno Subaccount                                                $29                          $89
The Money Market Subaccount                                        $22                           $68

     The purpose of the above table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Examples should not be considered a representation of future expenses and charges. Actual expenses may be greater or less than those shown. Similarly, the assumed 5% annual rate of return is not an estimate or a guarantee of future investment performance. Neither the table nor the Examples reflect any state premium taxes that may be applicable to a variable annuity contract, which taxes currently range from 0% to 3.5%, or any fees that you pay your Financial Advisor. See "Charges and Deductions" at page I-__.

                                               FINANCIAL STATEMENTS

    Financial statements of Great American Reserve, for the fiscal year ended December 31, 1996, can be found in the Statement of Additional Information, copies of which are available upon request and without charge. This information may be obtained by writing or calling PFS at the address or telephone number set forth on the cover page of this Prospectus. Unaudited financial statements of the Separate Account, for the period from May 7, 1997 (the date that the Separate Account commenced operations), through June 30, 1997, found in the Statement of Additional Information, are included in the Separate Account's 1997 SemiAnnual Report to Contract Owners, which was filed on Form N-30D with the SEC via EDGAR transmission on September 2, 1997.

                                      FINANCIAL HIGHLIGHTS OF THE SUBACCOUNTS

(For an Accumulation Unit Outstanding Throughout The Period)

The Separate Account, including the Nova, Ursa, OTC, Juno, and Money Market Subaccounts, commenced operations on May 7, 1997; the Precious Metals Subaccount and the U.S. Government Bond Subaccount each commenced operations on May 29, 1997. The following financial highlights relating to the Subaccounts, for the period identified, are unaudited. This information should be read in conjunction with the financial statements and related notes included in the Statement of Additional Information.


                                                             The Nova Subaccount       The Ursa Subaccount

                                                                For the Period            For the Period
                                                                     From                     From
                                                                 May 7, 1997,              May 7, 1997,
                                                               to June 30, 1997          to June 30, 1997
Per Accumulation Unit Income Performance:

   Accumulation Unit Value at Beginning of Period                  $  10.00                $ 10.00

     Investment Income                                                 0.03                   0.04
     Expenses                                                          0.06                   0.11

     Net Investment Income (Loss)                                    (0.03)                 (0.07)

     Net Realized and Unrealized
       Gains (Losses) on Securities                                   1.00                  (0.77)

     Net Increase (Decrease) in
       Accumulation Unit Value                                        0.97                  (0.84)

    Accumulation Unit Value at End of Period                       $ 10.97                $  9.16

   Net Increase (Decrease) in
     Accumulation Unit Value as a % of Beginning
     Accumulation Unit Value                                          9.7%                 (8.4)%

Ratios to Average Net Assets*
     Net Expenses+                                                    2.80%                  2.90%
     Net Investment Income                                          (1.77)%                (5.20)%

Supplementary Data
     Portfolio Turnover Rate**                                      101.18%                     0%
     Number of Accumulation Units
       Outstanding at End of Period                                427,743                 23,715

--------------------

+ The annualized ratios of gross expenses to average net assets for the Nova Subaccount and the Ursa Subaccount are 3.41% and 8.11%, respectively, for the period from May 7, 1997 to June 30, 1997. (See Footnote 3 under "Fees and Expenses of the Subaccounts" at page I-___.)
*      Annualized.
** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year. Each of the Nova
       Subaccount and the Ursa Subaccount typically holds most of its investments in options and futures contracts which are deemed short-term securities.

                                                                                    The Precious Metals
                                                          The OTC Subaccount            Subaccount

                                                          For the Period From        For the Period From
                                                            May 7, 1997, to            May 29, 1997, to
                                                             June 30, 1997             June 30, 1997

Per Accumulation Unit Income Performance:

   Accumulation Unit Value at Beginning of Period               $ 10.00                   $  10.00

     Investment Income                                             0.07                       0.01
     Expenses                                                      0.07                       0.09

     Net Investment Income (Loss)                                     0                     (0.08)

     Net Realized and Unrealized
      Gains (Losses) on Securities                                 0.40                     (1.05)

     Net Increase (Decrease) in
      Accumulation Unit Value                                      0.40                     (1.13)

   Accumulation Unit Value at End
     of Period                                                  $ 10.40                    $  8.87

   Net Increase (Decrease) in
   Accumulation Unit Value as a %
   of Beginning Accumulation Unit
   Value                                                           4.0%                    (11.3)%

Ratios to Average Net Assets*
     Net Expenses+                                                2.80%                      2.80%
     Net Investment Income                                      (0.07)%                    (9.35)%

Supplementary Data
     Portfolio Turnover Rate**                                       0%                      97.1%
     Number of Accumulation Units
    Outstanding at End of Period                                 64,764                     14,795

--------------------

+ The annualized ratios of gross expenses to average net assets for the OTC Subaccount and the Precious Metals Subaccount are 4.69% and 10.75%, respectively, for the period from May 7, 1997 to June 30, 1997 (for the OTC Subaccount), and the period from May 29, 1997 to June 30, 1997 (for the Precious Metals Subaccount). (See Footnote 3 under "Fees and Expenses of the Subaccounts" at page I-___.)
*      Annualized.
** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

                                                                The U.S. Government
                                                                  Bond Subaccount        The Juno Subaccount

                                                               For the Period From       For the Period From
                                                                 May 29, 1997, to          May 7, 1997, to
                                                                  June 30, 1997            June 30, 1997
Per Accumulation Unit
 Income Performance:

   Accumulation Unit Value
   at Beginning of Period                                             $  10.00            $10.00

     Investment Income                                                    0.06              0.07
     Expenses                                                             0.04              0.07

     Net Investment Income (Loss)                                         0.02                 0

     Net Realized and Unrealized
      Gains (Losses) on Securities                                       0.28               0.22

     Net Increase (Decrease) in
       Accumulation Unit Value                                           0.30               0.22

   Accumulation Unit Value at
      End of Period                                                  $  10.30            $ 10.22

   Net Increase (Decrease) in
    Accumulation Unit Value as a
    % of Beginning Accumulation
     Unit Value                                                         3.0%                2.2%

Ratios to Average Net Assets*
     Net Expenses+                                                     2.40%               2.90%
     Net Investment Income                                             2.30%               0.62%

Supplementary Data
     Portfolio Turnover Rate**                                        189.7%                  0%
     Number of Accumulation Units
    Outstanding at End of Period                                      5,126             146,687


----------------------

+ The annualized ratios of gross expenses to average net assets for the Bond Subaccount and the Juno Subaccount are 4.43% and 4.73%, respectively, for the period from May 29, 1997 to June 30, 1997 (for the Bond Subaccount), and the period from May 7, 1997 to June 30, 1997 (for the Juno Subaccount). (See Footnote 3 under "Fees and Expenses of the Subaccounts" at page I-___.)
*      Annualized.
** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year. The Juno Subaccount typically holds most of its investments in options and futures contracts which are deemed short-term securities.

                                                                                           The Money Market
                                                                                              Subaccount

                                                                                          For the Period From
                                                                                            May 7, 1997, to
                                                                                             June 30, 1997
Per Accumulation Unit
 Income Performance:

   Accumulation Unit Value at Beginning of Period                                             $     10.00

     Investment Income                                                                               0.24
     Expenses                                                                                        0.10

     Net Investment Income (Loss)                                                                   0 .14

     Net Realized and Unrealized Gains (Losses)
       on Securities                                                                                 0.01


     Net Increase (Decrease) in Accumulation
       Unit Value                                                                                    0.15

   Accumulation Unit Value at End of Period                                                    $    10.15

   Net Increase (Decrease) in Accumulation Unit
     Value as a % of Beginning Accumulation
     Unit Value                                                                                      1.5%


Ratios to Average Net Assets*
     Net Expenses+                                                                                  2.20%
     Net Investment Income                                                                          3.32%

Supplementary Data
     Portfolio Turnover Rate**                                                                         0%

     Number of Accumulation Units Outstanding
       at End of Period                                                                           193,123

----------------------

+ The annualized ratio of gross expenses to average net assets for the Money Market Subaccount is 2.23% for the period from May 7, 1997 to June 30, 1997. (See Footnote 3 under "Fees and Expenses of the Subaccounts" at page I-___.)
*      Annualized.
** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

         Great American Reserve, originally organized in 1937, is principally engaged in the life insurance business in 48 states and the District of Columbia. Great American Reserve is a stock company organized under the laws of the State of Texas and a wholly-owned subsidiary of Conseco, Inc. ("Conseco"). The operations of Great American Reserve are handled by Conseco. Conseco is a publicly-owned financial services holding company, the principal operations of which are the development, marketing and administration of specialized annuity and life insurance products. Conseco is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

         All inquiries regarding the Separate Account, the Contracts, or any related matter should be directed to Great American Reserve's Administrative Office at the address and telephone number shown on the cover page of this Prospectus. The financial statements of Great American Reserve included in the Statement of Additional Information should be considered only as bearing upon the ability of Great American Reserve to meet the obligations under the Contracts. Furthermore, neither the assets of Conseco nor those of any company in the Conseco group of companies other than Great American Reserve support these obligations. As of December 31, 1996, Great American Reserve had total assets of $2.7 billion and total shareholder's equity of $396.9 million.

                              THE SEPARATE ACCOUNT

         Great American Reserve established the Separate Account on April 15, 1996, as a separate account under Texas law. The Separate Account is registered with the Securities and Exchange Commission (the "SEC") as a diversified open-end management investment company pursuant to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of "separate account" set forth in the 1940 Act. The Separate Account's registration under the 1940 Act does not involve any supervision by the SEC of the investment practices or policies of any of the Subaccounts of the Separate Account. The Managers are responsible for the general supervision of the Separate Account's business. While the assets of the Subaccounts are Great American Reserve's property, the Subaccounts, as segregated investment accounts of the Separate Account, are not chargeable with liabilities arising out of any other business that Great American Reserve may conduct. Obligations of the Subaccounts, however, are obligations of Great American Reserve. Income, gains, or losses, whether or not realized, from assets allocated to each of the Subaccounts, in accordance with the Contracts, are credited to or charged against that Subaccount without regard to other income, gains, or losses of Great American Reserve or any other Subaccount. Great American Reserve does not guarantee the investment performance of any Subaccount. The Separate Account has seven separate Subaccounts. Each Subaccount has its own distinct investment objective. There is, of course, no assurance that any Subaccount will achieve its investment objective. A discussion of each Subaccount's investment objective and policies is provided below under "Investment Objectives and Policies of the Subaccounts" and "Investment Techniques and Other Investment Policies." The Contract Value prior to the Annuity Date will vary with the performance of the Subaccounts your Financial Advisor selects.

                         INVESTMENTS OF THE SUBACCOUNTS

Eligible Investments

         Each Subaccount is a separate investment portfolio of the Separate Account. Purchase Payments allocated to a Subaccount will be added to the assets of that Subaccount at Accumulation Unit Value (without any fee or charge) and will be invested as determined by PADCO.

         All of your Purchase Payments allocable to the Separate Account will first be allocated to the Money Market Subaccount. No transfers will be allowed for the first 14 days following the Contract Date. After this 14-day period, transfers may only be made by your Financial Advisor. All or part of your Contract Value may be transferred from one Subaccount to another at any time and without charge after the first 14 days following the Contract Date. (See "Account Transfers" at page I-__.)

         A summary of the investment objectives of each Subaccount follows. More detailed information, including risks of investing in, deductions from, and expenses paid out of the assets of the Separate Account and of the Subaccounts, may be found in Part II of this Prospectus. Part II of this Prospectus should be read in full for a complete evaluation of the Contract and related investment risks.

Investment Objectives

         Each Subaccount has its own distinct investment objective. There is, of course, no guarantee that any Subaccount will achieve its investment objective. The investment objectives of the Subaccounts and certain investment restrictions are fundamental policies and may not be changed without the affirmative vote of the majority of the Contract Owners of that Subaccount. Except for the Money Market Subaccount, each Subaccount is intended to provide investment exposure with respect to a particular segment of the securities markets. These Subaccounts seek investment results that correspond over time to a specified "benchmark." A Subaccount's benchmark may be changed by the Managers. For further information regarding the investment objectives and benchmarks of the Subaccounts, see "Investment Objectives and Policies of the Subaccounts" at page II-__. The investment objectives of the Subaccounts are as follows:

         The Nova Subaccount. The Nova Subaccount's investment objective is to provide investment returns that correspond to the performance of a benchmark for common stock securities. The Nova Subaccount's current benchmark is 125% of the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (the "S&P500 Index"). In attempting to achieve its objective, the Nova Subaccount expects that a substantial portion of its assets usually will be devoted to investment techniques including certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Subaccount should increase gains to Contract Owners during periods when the prices of the securities in the S&P500 Index are rising and increase losses to Contract Owners during periods when such prices are declining. Contract Owners in the Nova Subaccount could experience substantial losses during sustained periods of falling equity prices. The S&P500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility, and transportation companies. The Nova Subaccount is not sponsored, endorsed, sold, or promoted by Standard & Poor's Corporation and Standard & Poor's Corporation makes no representation regarding the advisability of investing in the Nova Subaccount through the Contract or otherwise (see "The Benchmarks" at page II-__).

         The Ursa Subaccount. The Ursa Subaccount's investment objective is to provide investment results that will inversely correlate to the performance of a benchmark for common stock securities. The Ursa Subaccount's current benchmark is the S&P500 Index. The Ursa Subaccount seeks to achieve this inverse correlation result on each trading day. If the Ursa Fund achieved a perfect inverse correlation for any single trading day, the Accumulation Unit Value of the Ursa Subaccount would increase for that day in direct proportion to any decrease in the level of the S&P500 Index, or decrease for that day in direct proportion to any increase in the level of the S&P500 Index. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the Accumulation Unit Value of the Ursa Subaccount may diverge significantly from the respective cumulative percentage decrease or increase in the S&P500 Index due to a compounding effect. In seeking to achieve its objective, the Ursa Subaccount primarily engages in short sales and certain transactions in stock index futures contracts, options on stock index futures contracts, and option on securities and stock indexes. The Ursa Subaccount involves special risks not traditionally associated with annuity contracts. Contract Owners with Contract Value allocated to the Ursa Subaccount may experience substantial losses during sustained periods of rising equity prices. The Ursa Subaccount is not sponsored, endorsed, sold, or promoted by Standard & Poor's Corporation and Standard & Poor's Corporation makes no representation regarding the advisability of investing in the Ursa Subaccount through the Contract or otherwise (see "The Benchmarks" at page II-__).

          The OTC Subaccount. The investment objective of the OTC Subaccount (the "OTC Subaccount") is to attempt to provide investment results that correspond to the performance of a benchmark for over-the-counter securities. The OTC Subaccount's current benchmark is the NASDAQ 100 Index(TM). The OTC Subaccount does not aim to hold all of the 100 securities included on the NASDAQ 100 Index(TM). Instead, the OTC Subaccount intends to hold representative securities included in the NASDAQ 100 Index(TM) or other instruments which are expected to provide returns that correspond to those of the NASDAQ 100 Index(TM). The OTC Subaccount may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. The NASDAQ 100 Index(TM) is a capitalization-weighted index composed of 100 of the largest non-financial securities listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") Stock Market. The OTC Subaccount is not sponsored, endorsed, sold, or promoted by the NASDAQ and the NASDAQ makes no representation regarding the advisability of investing in the OTC Subaccount through the Contract or otherwise (see "The Benchmarks" at page II-__).

         The Precious Metals Subaccount. The investment objective of the Precious Metals Subaccount (the "Metals Subaccount") is to attempt to provide investment results that correspond to the performance of a benchmark primarily for metals-related securities. The Precious Metals Subaccount's current benchmark is the Philadelphia Stock Exchange Gold/Silver Index(TM) (the "XAU Index"). To achieve its objective, the Precious Metals Subaccount invests in securities included in the XAU Index. In addition, the Precious Metals Subaccount may invest in other securities that are expected to perform in a manner that will permit the Precious Metals Subaccount's performance to track closely the XAU Index. The Precious Metals Subaccount may invest in securities of foreign issuers. These securities present certain risks not present in domestic investments and expose the investor to general market conditions which differ significantly from those in the United States. The XAU Index is a capitalization-weighted index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. The Precious Metals Subaccount is not sponsored, endorsed, sold, or promoted by the Philadelphia Stock Exchange and the Philadelphia Stock Exchange makes no representation regarding the advisability of investing in the Precious Metals Subaccount through the Contract or otherwise (see "The Benchmarks" at page II-__).

          The U.S. Government Bond Subaccount. The investment objective of the U.S. Government Bond Subaccount (the "Bond Subaccount") is to provide investment results that correspond to the performance of a benchmark for U.S. Government securities. The Bond Subaccount's current benchmark is 120% of the price movement of the current Long Treasury Bond (the "Long Bond"), without consideration of interest paid. In attempting to achieve its objective, the Bond Subaccount invests primarily in obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government ("U.S. Government Securities"). The Bond Subaccount may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Subaccount also may invest in U.S. Treasury zero coupon bonds.

         The Juno Subaccount. The Juno Subaccount's investment objective is to provide total return before expenses and costs that inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Juno Subaccount's current benchmark is the Long Bond. In seeking its objective, the Juno Subaccount will employ certain investment techniques including engaging in short sales and transactions in futures contracts on U.S. Treasury bonds and options thereon. If the Juno Subaccount is successful in meeting its objective for any single trading day, the Juno Subaccount's total return before expenses and costs would increase for that day proportionally to any decreases in the price of the Long Bond, or decrease for that day proportionally to any increases in the price of the Long Bond. Contract Owners with Contract Value allocated to the Juno Subaccount may experience substantial losses during periods of falling interest rates/rising bond prices.

         The Money Market Subaccount. The investment objective of the Money Market Subaccount is to seek current income consistent with stability of capital and liquidity. To achieve its objective, the Money Market Subaccount invests primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities, and in bank money market instruments and commercial paper.

Special Risk Considerations

          The assets of the Subaccounts will be derived from Contract Owners who use the Subaccounts as part of a tactical allocation or market-timing investment strategy pursuant to advice received from professional money managers. In that circumstance, Subaccount values may be transferred frequently to take advantage of anticipated changes in market conditions. The strategies employed by a Contract Owner's Financial Advisor may result in considerable assets moving in and out of the Subaccounts. Consequently, PADCO expects that the Subaccounts will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and may also adversely affect the ability of the Subaccount to meet its investment objective. For further information concerning the portfolio turnover of the Subaccounts, see "Financial Highlights of the Subaccounts;" "Special Risk Considerations" in Part II of this Prospectus; and "Investment Policies and Techniques of the Subaccounts" in the Statement of Additional Information.

         While PADCO does not expect that the returns over a year will deviate adversely from the Subaccounts' respective current benchmarks by more than ten percent, certain factors may affect the ability to achieve this correlation. See "Investment Objectives and Policies" and "Special Risk Considerations" in Part II of this Prospectus for a discussion of these factors.

         The Subaccounts (other than the Money Market Subaccount) may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities, stock indexes, and futures contracts. As discussed more fully under "Investment
Objectives and Policies," "Special Risk Considerations," and "Investment Techniques and Other Investment Policies" in Part II of this Prospectus, these techniques are specialized and involve risks that are not traditionally associated with similar contracts.

Addition or Deletion of Subaccounts

         Great American Reserve may, at its discretion, no longer make available any of the Subaccounts shown on the Contract Schedule. Great American Reserve may also offer additional new Subaccounts.

                          TACTICAL ALLOCATION SERVICES

          This Contract is sold only to Contract Owners who are provided tactical allocation or market-timing investment services by Financial Advisors to whom fees may be paid by Contract Owners. The Servicer maintains a list of Financial Advisors, but does not recommend any particular Financial Advisor. Each Financial Advisor, before serving as such, must represent that it is registered, or otherwise excluded from registration, as an investment adviser under the Investment Advisers Act of 1940, as amended, and is not subject to any federal or state regulatory agency action that would prevent it from providing Tactical Allocation Services. Tactical Allocation Services consist of making allocation and transfer decisions. You are responsible for selecting, supervising, and paying your Financial Advisor and must execute a power of attorney authorizing your Financial Advisor to provide Tactical Allocation Services. In this regard, you may redeem your Contract in whole or in part, but only your Financial Advisor may contact the Servicer with allocation and transfer decisions. The Servicer or Great American Reserve must be provided with a copy of a written power of attorney from each Contract Owner for whom the Financial Advisor has been granted the power to direct the allocation and transfer of funds under the Contract.

         Neither Great American Reserve, PFS, the Servicer, nor PADCO selects, supervises, or recommends any Financial Advisor to you, nor does Great American Reserve, PFS, the Servicer, or PADCO provide tactical allocation advice to you. Accordingly, neither Great American Reserve, PFS, the Servicer, nor PADCO is responsible for any advice provided by any Financial Advisor. There can be no assurance that any Financial Advisor will be able to predict market moves successfully. You should carefully consider: (a) the nature and quality of the Tactical Allocation Services or any other services proposed to be rendered by your Financial Advisor or a prospective Financial Advisor; (b) the business relationships of your Financial Advisor or affiliates of that Financial Advisor with any entity that may be authorized to offer Contracts or services on Great American Reserve's behalf or on behalf of any of its affiliates or of PADCO or its affiliates; and (c) the effects on your Contract at any time your Financial Advisor dies, resigns, or is terminated.

          The Servicer will transfer your Separate Account Value into the Money Market Subaccount when the Servicer receives notice of the death of your Financial Advisor, when the Servicer receives notice from you or your Financial Advisor terminating the relationship, or when the Servicer receives notice from either a court of competent jurisdiction or an applicable regulatory authority terminating such relationship. Great American Reserve will send you a notice not more than five business days after receipt of information from the Servicer that no Financial Advisor is serving in relation to your Contract. This notice will include a reminder that you will be required to notify the Servicer of the name of your new Financial Advisor and that until you designate a new Financial Advisor, you may (i) keep your Separate Account Value in the Money Market Subaccount until you appoint a new Financial Advisor, (ii) transfer all or part of your Separate Account Value to the Fixed Account and become subject to the Fixed Account transfer restrictions, or (iii) surrender your Contract, subject to applicable withdrawal charges and tax penalties.

                             CHARGES AND DEDUCTIONS

Withdrawal Charge

         The withdrawal charge, when applicable, permits Great American Reserve to recover a portion of its expenses relating to the sale of the Contract. Great American Reserve may assess a withdrawal charge against the Purchase Payments when the payments are withdrawn. Subject to certain state variations, the withdrawal charge will be a specified percentage of the sum of the Purchase Payments paid within seven years prior to the date of withdrawal, adjusted for any prior withdrawals. There is no charge on withdrawals of (a) Purchase Payments that have been in the Contract more than seven complete Contract years or (b) free withdrawal amounts described below. The length of time from receipt of a Purchase Payment to the time of withdrawal determines the withdrawal charge. For the purpose of calculating the withdrawal charge, withdrawals will be deemed made first from Purchase Payments on a first-in, first-out basis and then from any gain.

         No withdrawal charge is applicable in the event of the death of the Contract Owner (subject to certain state variations) or if payments are made under an annuity option provided for under the Contract that begins at least five years after the effective date of the Contract and is paid under any life annuity option, or any option with payments for a minimum of five years. (See "Payment on Death" on page I-__.) The withdrawal charge equals:

                                             Complete Years
                  Withdrawal Charge     Since Receipt of Payment

                           7%                       0
                           7%                       1
                           6%                       2
                           5%                       3
                           4%                       4
                           3%                       5
                           2%                       6
                           0%              7 and thereafter

          In addition, in certain states the following circumstances further limit or reduce withdrawal charges: for issue ages up to 56, there is no withdrawal charge made after you attain age 67 and later; for issue ages 57 and later, any otherwise applicable withdrawal charge will be multiplied by a factor ranging from 0.9 to 0 for Contract years one through 10.

         A Contract Owner may make one free withdrawal per Contract year from Contract Value of an amount up to 10% of the Contract Value (as determined on the date of receipt of the withdrawal request). Additional withdrawals in excess of that amount in any Contract year during the period when any withdrawal charge is applicable will be subject to the appropriate charge as set forth above.

         Withdrawals which are authorized by you to remit fees paid to your Financial Advisor are treated as free withdrawals, and are not counted toward the 10% limit; however, there may be certain adverse tax consequences. (See "Federal Income Taxes --Pre-Retirement Distributions" on page I-__.) In addition, with respect to any Contract which is owned by a "charitable remainder unitrust" or a "charitable remainder annuity trust" within the meaning of
Section 664(d) of the Code ("Charitable Remainder Trust"), Great American Reserve may, in its discretion, permit an additional free withdrawal necessary to fund required distributions by the Charitable Remainder Trust in any contract year. In order for a Charitable Remainder Trust to qualify for such an increase, the trustee or trustees of the Charitable Remainder Trust will be required to certify: (i) that such trust is a bona fide "charitable remainder unitrust" or a "charitable remainder annuity trust" within the meaning of Section 664 of the Code, and that all amounts proposed to be withdrawn will be used to make distributions required under Section 664 of the Code for the year in which such amounts are withdrawn or for a prior year; (ii) that the required distribution exceeds the one free withdrawal of 10% of the Contract Value which is permitted without a withdrawal charge; and (iii) that the funds necessary to make the required distribution could not otherwise be made available without hardship to the trust or its beneficiaries. (See "Withdrawals" on page I-__.)

          Great American Reserve also reserves the right to reduce the withdrawal charge under certain circumstances when sales of Contracts are made to a trustee, employer, or similar party pursuant to a retirement plan or similar arrangement for sales of Contracts to a group of individuals if the program results in a savings of sales expenses. The amount of reduction will depend on such factors as the size of the group, the total amount of Purchase Payments, and other factors that might tend to reduce expenses incurred in connection with such sales. This reduction will not be unfairly discriminatory to any Contract Owner.

         Great American Reserve's sales expenses relating to the Contracts initially will be provided for out of its surplus. Withdrawal charges imposed on withdrawals from Contracts are expected to recover only a portion of the sales expenses relating to the Contract. Sales expenses not recovered through the withdrawal charge will be recovered from Great American Reserve's surplus.

Mortality and Expense Risk Charge

         Great American Reserve assumes a mortality risk by virtue of annuity rates in the Contract that cannot be changed. Great American Reserve guarantees a minimum payment on the death of the Contract Owner prior to the Annuity Date. (See "Payment on Death" on page I-__.)

         The expense risk that Great American Reserve incurs is the risk that the administrative fee, which is guaranteed not to increase over the life of the Contract, will be insufficient to cover Great American Reserve's actual expenses.

         The mortality and expense risk charge, which is computed and deducted on a daily basis from each Subaccount, is equal to an annual rate of 1.25% of the daily net assets of each Subaccount. If that amount is insufficient to cover the actual cost of the mortality and expense risks, Great American Reserve bears the loss. Conversely, if the amount proves more than sufficient, the excess will be part of Great American Reserve's surplus and can be used for any purpose including payment of sales expenses not recovered through the withdrawal charge.

Administrative Fee

          Great American Reserve deducts an administrative fee from each Subaccount to reimburse Great American Reserve for administrative expenses. This charge is equal to an annual rate of 0.15% of the daily net assets of each Subaccount. The fee reimburses Great American Reserve for, among other expenses, preparation of the Contracts, confirmations, annual reports and statements, maintenance of Contract Owner records and other Contract Owner servicing. This administrative fee will not be deducted from the Fixed Account.

Investment Advisory Fee and Other Expenses

         Each Subaccount pays investment advisory fees to PADCO. Pursuant to an investment advisory agreement between the Separate Account and PADCO, the Subaccounts pay PADCO fees at an annual rate applied to the daily net assets of each Subaccount. The Separate Account and the Subaccounts also bear certain expenses incurred in their operations. Information on the investment advisory fees and other expenses payable by the Separate Account is set forth under "Management of the Separate Account" in Part II of this Prospectus and "Board of Managers of the Separate Account" in the Statement of Additional Information.

Subaccount Administration Fee

         The Subaccounts also pay Subaccount administration fees to the Servicer. Pursuant to a subaccount administration agreement between the Separate Account and the Servicer, the Subaccounts pay Subaccount administration fees at an annual rate applied to the daily net assets of each Subaccount. The Servicer provides the Subaccounts with tactical allocation administrative services, including, among others, communications with Financial Advisors (including receipt of and acting upon transfer requests), bookkeeping, determination of Accumulation Unit Values, and Subaccount accounting services. Information on the Subaccount administration fee payable by the Subaccounts is set forth under "Management of the Separate Account" in Part II of this Prospectus and "Board of Managers of the Separate Account" in the Statement of Additional Information.

Payments of Certain Charges and Deductions

         The mortality and expense risk charge, the administrative fee, the investment advisory fees, and the Subaccount administration fee will be computed for each day prior to the Annuity Date the Contract is in force. The withdrawal charge will be deducted, when applicable, from the Fixed Account and/or from each Subaccount from which amounts are withdrawn.

Premium Taxes

         Some states and municipalities impose a premium tax on annuity purchase payments received by insurance companies. These taxes may be deducted by Great American Reserve when paid by Great American Reserve or at a later date. It is currently Great American Reserve's practice to deduct premium taxes at the time annuity payments begin or when amounts are withdrawn. State premium taxes currently range from 0% to 3.5%.

         Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, your state of residence, Great American Reserve's status within your state, and the premium tax laws of your state.

                                            DESCRIPTION OF THE CONTRACT

Purchase Payments

         The minimum initial Purchase Payment for a Contract is $25,000. The minimum subsequent Purchase Payment is $1,000. Subsequent Purchase Payments may be paid at any time to the Administrative Office. The maximum deposit without prior approval from Great American Reserve is $500,000.

         Application for a Contract or acceptance of the first Purchase Payment is subject to Great American Reserve's underwriting rules for such transactions. Great American Reserve reserves the right to reject any application. A properly-completed application that is accompanied by the initial Purchase Payment and all information necessary for the processing of the application will be accepted within two business days of Great American Reserve's receipt of the properly- completed application (i.e., information sufficient to permit Great American Reserve to determine to issue a Contract). Great American Reserve may retain an initial Purchase Payment for up to five business days while attempting to obtain information sufficient to issue the Contract. If an application is not completed properly and cannot be processed and necessary information obtained within five business days, Great American Reserve will inform you of the reasons for the delay and offer to return your Purchase Payment unless you consent to Great American Reserve retaining the initial Purchase Payment until we have received the information we require.

Changing Financial Advisors

         You may change your Financial Advisor. However, prior to a change taking effect, the new Financial Advisor must satisfy the requirements of Great American Reserve, the Servicer, and PADCO, as set forth in the Contract application, and you must execute a new power of attorney authorizing a new Financial Advisor to provide Tactical Allocation Services with respect to your Contract or select one of the options discussed below. After the Servicer receives notification from you, your Financial Advisor, or a court of competent jurisdiction or an applicable regulatory authority of the death, resignation, or termination of your Financial Advisor, the Servicer will (unless the Servicer concurrently receives the name of your new Financial Advisor) transfer all of your Separate Account Value into the Money Market Subaccount. Until you designate a new Financial Advisor, you may (i) keep your Separate Account Value in the Money Market Subaccount, (ii) transfer all or part of your Separate Account Value to the Fixed Account and become subject to Fixed Account transfer restrictions, or (iii) surrender your Contract, subject to applicable withdrawal charges and tax penalties. Great American Reserve will notify you upon receipt of notification from the Servicer that the Servicer has received notice terminating the relationship, or if the Servicer receives notice from either a court of competent jurisdiction or the applicable regulatory authority terminating such relationship. (See "Tactical Allocation Services" on page I-__.)

Accumulation Provisions

         Accumulation Units

          Purchase Payments may be allocated to the Fixed Account or the Separate Account. Initial Purchase Payments allocated to the Separate Account will first be deposited in the Money Market Subaccount. During the first 14 days following the Contract Date, no transfers are allowed. (See discussion under "Eligible Investments" on page I-__.) After this 14-day period, the Separate Account Value may be transferred to the Subaccounts selected pursuant to instructions from the Financial Advisor. Upon allocation, Purchase Payments are converted into Accumulation Units for that Subaccount. The number of Accumulation Units is determined by dividing the amount allocated to the Subaccount by the dollar value of an Accumulation Unit for that Subaccount for the Valuation Period in which the Purchase Payment is received at Great American Reserve's Administrative Office or, in the case of the initial Purchase Payment in accordance with the procedures described above under "Purchase Payments." The number of Accumulation Units will not change as a result of investment experience.

         Value of an Accumulation Unit

         For each Subaccount, the value of an Accumulation Unit was arbitrarily set at $10 when the Subaccount was established. The value of an Accumulation Unit may increase or decrease from one Valuation Period to the next. The value for any Valuation Period is determined by dividing the current market value of total Subaccount assets, less liabilities, by the total number of units of that Subaccount outstanding.

         Valuation Periods

         A Valuation Period is the interval from one valuation day of any Subaccount to the next valuation day, measured from the time each day the Subaccount is valued.

The Fixed Account

          In addition to providing for the allocation of Purchase Payments to the Separate Account, the Contract also provides for allocation of Purchase Payments and transfer of Contract Values to the Fixed Account, which accumulate at a guaranteed interest rate and become part of Great American Reserve's General Account. Fixed Annuity Cash Values increase based on interest rates that may change from time to time. Great American Reserve guarantees that it will credit daily interest of at least 3% on an annual basis, compounded annually. Purchase Payments and transfers to the Fixed Account become part of the general account of Great American Reserve. The gains achieved or losses suffered by the Subaccounts have no effect on the Fixed Account. The mortality and expense risk charge, administrative fee, investment advisory fees, and the Subaccount administration fee, as discussed above, are not deducted from the Fixed Account. The Fixed Account is subject to certain transfer restrictions (i.e., in any six-month period, a maximum of 20% of the Fixed Account Value may be transferred; this restriction, however, is not effective until one year after the Contract Date). (See "Account Transfers" at page I-__.) The interests of Contract Owners arising from the allocation of Purchase Payments or the transfer of Contract Values to the Fixed Account are not registered under the Securities Act of 1933. Great American Reserve's general account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, the Fixed Account values are not subject to the provisions that would apply if registration under those acts were required.

         Great American Reserve has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the Fixed Account. Disclosures regarding the Fixed Account and Great American Reserve's general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.

Payment on Death

          If a Contract Owner, or any Joint Contract Owner, dies prior to the Annuity Date, Great American Reserve will pay to the Beneficiary, upon receipt of due proof of death, the death benefit representing the Contract Owner's interest in the Contract. Upon the death of any Joint Contract Owner, the surviving Joint Contract Owner, if any, will be treated as the Beneficiary. The death benefit is the greater of the Contract Value or the Purchase Payments less any applicable withdrawals on the date due proof of death (as specified in your Contract) is received at Great American Reserve's Administrative Office (subject to certain state variations). Upon Great American Reserve's receipt of notification of a Contract Owner's death, the Separate Account Value under the Contract will be transferred to the Money Market Subaccount. Payment will be in a lump sum unless an annuity option is chosen. A Beneficiary other than the surviving spouse of the deceased Contract Owner may choose only an annuity option providing for full payout within five years of death, or for the life or within the life expectancy of the Beneficiary. The life or life expectancy option generally must be chosen within one year of the Contract Owner's death. If the surviving spouse of a deceased Contract Owner is the beneficiary, he or she may choose to continue the Contract in force after the Contract Owner's death. If so, the surviving spouse must execute a new power of attorney in order to appoint a Financial Advisor to provide tactical allocation services. (For information regarding the tax consequences of a lump sum annuity payment, see "Tax Treatment of Withdrawals; Non-Qualified Contracts" at page I-__ and "Tax Treatment of Withdrawals; Qualified Contracts" at page I-__.)

         If the Contract Owner, or any Joint Contract Owner, who is not the Annuitant, dies after the Annuity Date, any remaining payments under the Annuity Option elected will continue at least as rapidly as under the method of distribution in effect at such Contract Owner's or Joint Contract Owner's death. Upon the death of any Contract Owner during the Annuity Period, the Beneficiary becomes the Contract Owner. Upon the death of any Joint Contract Owner during the Annuity Period, the surviving Joint Contract Owner, if any, will be treated as the Primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a Contingent Beneficiary.

         If the Contract Owner is not the Annuitant and the Annuitant dies prior to the Annuity Date, the Contract will continue in force on the same terms and the Contract Owner shall thereafter be the Annuitant, unless another person is designated by the Contract Owner to Great American Reserve's Administrative Office within thirty days. If the Contract Owner is not an individual, this paragraph shall not apply and the first paragraph of this section shall apply as if the Annuitant were the Contract Owner.

         If the Annuitant dies after the Annuity Date, any guaranteed amounts remaining unpaid will continue to be paid pursuant to the annuity option in force at the date of death, unless the Beneficiary chooses to receive the present value of the remaining guaranteed payments in a lump sum. (See "Annuity Provisions" on page I-__.)

Beneficiary

         The Beneficiary and any Contingent Beneficiary are named in the application. Unless the Beneficiary has been irrevocably designated, the Beneficiary may be changed upon written request to Great American Reserve's Administrative Office. If acceptable to Great American Reserve, a change of Beneficiary will take effect as of the date signed, unless Great American Reserve has already acted in reliance on the prior status. The estate or heirs of a Beneficiary who dies before the annuity payment is due have no rights under the Contract. If no Beneficiary survives when the annuity payment is due, payment will be made to the Contract Owner's estate.

Ownership

         The Contract Owner is the person entitled to all rights under the Contract. The Annuitant is the Contract Owner unless otherwise designated in the application or by endorsement. No contingent owner may be named. Ownership of the Contract may be transferred to a new Contract Owner. A transfer of ownership must be in writing and a new power of attorney to appoint a Financial Advisor must be executed. These documents must be received by Great American Reserve's Administrative Office before the transfer of ownership becomes effective. Such a transfer of ownership does not affect a designation of Beneficiary. Contracts may not be assigned, pledged, or transferred, unless permitted by law. A collateral assignment does not change contract ownership. The rights of a collateral assignee have priority over the rights of a Beneficiary. Any assignment may have adverse tax consequences. You should consult a competent tax adviser before making any such designations, transfers, or assignments.

Account Transfers

         Before the Annuity Date, Separate Account Value may be transferred from one Subaccount to another Subaccount and/or to the Fixed Account. The Contract allows an unlimited number of Subaccount transfers so long as a Financial Advisor is performing services under the Contract. Without the services of a Financial Advisor, your Separate Account Value will be automatically transferred into the Money Market Subaccount. Until you designate a new Financial Advisor, you may: (i) keep your Separate Account Value in the Money Market Subaccount;
(ii) transfer all or part of your Separate Account Value to the Fixed Account and become subject to Fixed Account transfer restrictions; or (iii) surrender your Contract, subject to applicable withdrawal charges and tax penalties. The Servicer maintains a list of Financial Advisors, but does not recommend any particular Financial Advisor. (See "Federal Income Taxes --Pre-Retirement Distributions" at page I-__).

          Transfers may be made in writing, by telephone, or by electronic medium only from your Financial Advisor directed to the Servicer. By authorizing the Servicer to accept telephone and electronic transfer instructions, a Contract Owner agrees to accept and be bound by the conditions and procedures established by the Servicer from time to time. Transfer requests must be made by your Financial Advisor acting pursuant to a power-of-attorney, and may be made only between 8:30 A.M., Eastern Time, and the Transaction Cut-Off Times indicated below (all times are Eastern Time). For transfers involving Subaccounts with different Transaction Cut-Off Times, the earlier of the times indicated below for the Subaccounts whose Accumulation Units are being transferred applies.

         The Nova, Ursa, and OTC Subaccounts.......................3:30 P.M.
         The Precious Metals Subaccount............................3:15 P.M.
         The U.S. Government Bond and Juno Subaccounts.............2:30 P.M.
         The Money Market Subaccount and the Fixed Account.........4:00 P.M.

         Telephone and electronic transfer orders will be accepted only prior to the Transaction Cut-Off Times indicated above; any transfer request received later than these times will be initiated at the close of business on the next business day. If the primary exchange or market on which a Subaccount transacts business closes early, the above Transaction Cut-Off Times will be approximately thirty minutes (forty-five minutes, in the case of the Precious Metals Subaccount) prior to the close of such exchange or market. Telephone and electronic transfer privileges may be terminated or modified by the Separate Account at any time. (See page I-__.)

         When acting on instructions believed to be genuine, neither Great American Reserve nor the Servicer will be liable for any loss resulting from a fraudulent telephone or electronic transaction request and the Contract Owner would bear the risk of any such loss. The Servicer will employ reasonable procedures to confirm that any instructions communicated by telephone or electronic medium are genuine; and if the Servicer does not employ such procedures, then Great American Reserve and the Servicer, as appropriate, may be liable for any losses due to unauthorized or fraudulent instructions. The Servicer follows specific procedures for transactions initiated by telephone or electronic medium, including, among others, requiring some form of personal identification or password prior to acting upon instructions received by telephone or electronic medium, and/or tape recording of telephone and electronic instructions. Contract Owners also should be aware that telephone and electronic transfers may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, transfer orders can be made by mail.

Withdrawals

         Prior to the earlier of the Annuity Date or the death of the Annuitant, you may withdraw all or part of your Contract Value upon written request, less any charges. You may make one free withdrawal per Contract year from Contract Value of an amount up to 10% of the Contract Value (as determined on the date of receipt of the requested withdrawal). Withdrawals which are authorized by you to remit fees paid to your Financial Advisor are treated as free withdrawals, and are not counted toward this 10% limit. Withdrawals may have certain adverse tax consequences. (See "Federal Income Taxes -- Pre-Reimbursement Distributions" at page I-___.) There is no charge on withdrawals of (a) Purchase Payments that have been in the Contract more than seven complete Contract years or (b) free withdrawal amounts described above. (See "Charges and Deductions -- Withdrawal Charge.") A Contract Owner's election to withdraw must be in writing. The withdrawal election must be received by Great American Reserve prior to the Annuity Date. Under certain Qualified Plans, withdrawals by Contract Owners prior to age 59 1/2 may be restricted and the consent of your spouse may be required.

          On receipt of a Contract Owner's election, Great American Reserve will cancel the number of Accumulation Units necessary to equal the dollar amount of the withdrawal plus any applicable withdrawal charge. (See "Charges and Deductions" on page I-__.) Unless a Contract Owner instructs otherwise, a partial withdrawal made by a Contract Owner (including any withdrawals to remit fees payable to a Financial Advisor) will be made pro rata among the Subaccounts and the Fixed Account in which the Contract Owner is invested. Withdrawals and related charges will be based on values for the Valuation Period in which the withdrawal election (and the Contract, if required) are received by written request at Great American Reserve's Administrative Office. Withdrawal requests may be made only between 8:30 A.M., Eastern Time, and 2:30 P.M., Eastern Time; withdrawal elections received after 2:30 P.M., Eastern Time, will be initiated at the close of business on the next business day.

          A partial withdrawal must be at least $500, and the remaining Contract Value must be at least $10,000 ($3,500 for Qualified Contracts); otherwise Great American Reserve reserves the right to treat the partial withdrawal as a total withdrawal of the Contract Value. Payment of withdrawals may be deferred (see "Suspension of Payments" below and "Federal Income Taxes" on page I-__).

Suspension or Deferral of Payments

         Payment of withdrawals will normally be made within seven days of Great American Reserve's receipt of a written request for withdrawal. However, Great American Reserve reserves the right to suspend or defer any withdrawal payment or transfer of values if: (a) the NYSE, the Federal Reserve Bank of New York (the "New York Fed"), the NASDAQ, the Chicago Board of Trade (the "CBOT"), or the Chicago Mercantile Exchange (the "CME"), as appropriate, is closed (other than customary weekend and holiday closings); (b) trading on the NYSE, the NASDAQ, the CBOT, or the CME, as appropriate, is restricted; (c) an emergency (including severe weather conditions) exists such that it is not reasonably practical to dispose of securities held in the Subaccounts or to determine the value of their assets; or (d) the SEC by order so permits for the protection of security holders. Conditions described in events (b) and (c) generally will be decided by, or in accordance with, rules of the SEC.

         On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. (See "Determination of Accumulation Unit Values" in the Statement of Additional Information).

Annuity Provisions

         General

         Annuity payments will be made to the Annuitant unless you specify otherwise in writing. The Contract Owner may or may not be the Annuitant. The choice is made by the Contract Owner in the application.

         Selection of Annuity Date and Annuity Options

         You may select the Annuity Date and an annuity option in the application. The Annuity Date may not be later than the first day of the next month after the Annuitant's 90th birthday or the maximum date permitted under state law. If the issue age is 85 or greater, the Annuity Date may not be later than the fifth Contract year. If no Annuity Date is selected, then the latest possible Annuity Date will be assumed. (For Qualified Contracts, the Annuity Date generally may not be later than April 1 of the year after the year in which the Annuitant attains age 70 1/2.)

         Change of Annuity Date or Annuity Option

         You may change the Annuity Date or the annuity option upon written notice received at Great American Reserve's Administrative Office at least 30 days prior to the current Annuity Date.

         Annuity Options

         You may select any one of the following annuity options which currently are available on a fixed basis only or any other option satisfactory to you and Great American Reserve.

         First Option--Life Annuity. An Annuity payable monthly during the lifetime of the Annuitant and ceasing with the last monthly payment due prior to the death of the Annuitant. This option offers a greater level of monthly payments than the second option, since there is no minimum number of payments guaranteed (nor a provision for a death benefit payable to a Beneficiary). It would be possible under this option to receive only one annuity payment if the Annuitant died prior to the due date of the second annuity payment. This option is generally not available for Contract Owners annuitizing over the age of 85.

          Second Option--Life Annuity With Guaranteed Periods. An Annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, at the death of the Annuitant, payments have been made for less than 5, 10 or 20 years, as elected, annuity payments will be continued during the remainder of such period to the Beneficiary designated by the Contract Owner. If no Beneficiary is designated, Great American Reserve will, in accordance with the Contract provisions, pay in a lump sum to the Annuitant's estate the present value, as of the date of death, of the number of guaranteed annuity payments remaining after that date, computed on the basis of the assumed net investment rate used in determining the first monthly payment. See "Determination of Amount of the First Monthly Variable Annuity Payment" below.

         Because it provides a specified minimum number of annuity payments, this option results in somewhat lower payments per month than the First Option.

         Third Option--Installment Refund Life Annuity. Payments are made for the installment refund period, which is the time required for the sum of the payments to equal the amount applied, and thereafter for the life of the payee.

         Fourth Option--Payments for a Fixed Period. Payments are made for the number of years selected, which may be from 3 through 20. Should the Annuitant die before the specified number of monthly payments is made, the remaining payments will be commuted and paid to the designated Beneficiary in a lump sum payment.

         Fifth Option--Joint and Survivor Annuity. Great American Reserve will make monthly payments during the joint lifetime of the Annuitant and a joint Annuitant. Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of 100%, 50%, or 662/3% of the Annuity payment (or limits) in effect during the joint lifetime.

         Minimum Annuity Payments

         Annuity payments will be made monthly. However, if any payment would be less than $50, Great American Reserve may change the frequency so payments are at least $50 each. If the net Contract Value to be applied at the Annuity Date is less than $10,000 ($3,500 for Qualified Contracts), Great American Reserve reserves the right to pay such amount in a lump sum. For information regarding the tax consequences of a lump sum payment, see "Tax Treatment of Withdrawals; Non-Qualified Contracts" at page I-__ and "Tax Treatment of Withdrawals; Qualified Contracts" at page I-__.

         Proof of Age, Sex, and Survival

         Great American Reserve may require proof of age, sex, or survival of any person upon whose continuation of life annuity payments depend.

         Notices and Elections

         All notices and elections under the Contract must be in writing, signed by the proper party, and be received at Great American Reserve's Administrative Office to be effective, except that account transfers may be made by telephone pursuant to procedures specified above (see "Account Transfers" at page I- __). Great American Reserve is not responsible for the validity of any notices or elections. If acceptable to Great American Reserve, notices or elections relating to beneficiaries and ownership will take effect as of the date signed unless Great American Reserve has already acted in reliance on the prior status.

         Amendment of Contract

         At any time, Great American Reserve may amend the Contract as required to make it conform with any law, regulation, or ruling issued by any government agency to which the Contract is subject.

         Ten-Day Right to Review

         Within 10 days of your receipt of an issued Contract you may cancel the Contract by returning it to Great American Reserve for cancellation. Great American Reserve deems this period as ending 14 days after the Contract Date. This period may be longer in certain states, as required. If the Contract is returned under the terms of the Ten Day Right to Review, Great American Reserve will refund either the Contract Value or all your Purchase Payments within seven days in compliance with State requirements, if any. Any amounts refunded in excess of your Contract Value will be at Great American Reserve's expense, not the expense of the Subaccounts.

                              FEDERAL INCOME TAXES

          THE FOLLOWING DESCRIPTION IS BASED UPON GREAT AMERICAN RESERVE'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. GREAT AMERICAN RESERVE CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE TAXATION OF THE CONTRACTS. GREAT AMERICAN RESERVE DOES NOT
GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

Pre-Retirement Distributions

         Pre-retirement distributions can disqualify a pension plan, because such distributions are inconsistent with the purpose of such a plan which is to provide a retirement income, or a Section 403(b) tax-sheltered annuity, because
Section 403(b)(11) of the Code prohibits distributions from such annuities under the circumstances described above. You should consult with a competent tax counselor regarding the use of the Contract in relation to such retirement plans. Great American Reserve cannot take any responsibility for the tax consequences resulting from deductions that you may authorize in connection with payment arrangements with your Financial Advisor that may be made in relation to a Contract used in or used in connection with such retirement plans.

General

         Section 72 of the Code governs the taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the Contract Owner's "investment in the Contract." For
Non-Qualified Contracts, the investment in the Contract is generally the Purchase Payments, while for Qualified Contracts the investment in the Contract may be zero. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

         For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the investment in the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. Payments received after the investment in the Contract has been recovered (i.e., when the total of the excludible amounts equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. Contract Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

         Great American Reserve is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Great American Reserve and its operations form a part of Great American Reserve.

Diversification

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax on the Contract Owner with respect to any earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities, and securities of other regulated investment companies. PADCO intends to manage each of the Subaccounts in a manner that ensures that the underlying investments of each Subaccount will remain "adequately diversified" in accordance with the diversification requirements of Section 817(h) of the Code.

         On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. ss. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Contract. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be adequately diversified if: (1) no more than 55% of the value of the total assets of the subaccount is represented by any one investment; (2) no more than 70% of the value of the total assets of the subaccount is represented by any two investments; (3) no more than 80% of the value of the total assets of the subaccount is represented by any three investments; and (4) no more than 90% of the value of the total assets of the subaccount is represented by any four investments.

         The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, each United States government agency or instrumentality shall be treated as a separate issuer.

         The Treasury Department has indicated that guidelines may be issued concerning the extent to which variable annuity contract owners may direct their investments to particular divisions of a separate account. It is possible that if and when such guidelines are issued, the Contract may need to be modified to comply with such guidelines. For these reasons, Great American Reserves the right to modify the Contract as necessary to prevent the Contract Owner from being considered the owner of the assets of the Separate Account.

Multiple Contracts

         The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Contract Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Non-Natural Persons

         Under Section 72(u) of the Code, the investment earnings on premiums paid for the Contracts generally will be taxed currently to the Contract Owner if the Contract Owner is a non-natural person (e.g., a corporation, a trust, or certain other entities). Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts which are held by (a) a trust or other entity as agent for a natural person; (b) Qualified Plans; or (c) the estate of a decedent by reason of the death of the decedent. Additionally, this treatment is not applied to a Contract which is a qualified funding asset for a structured settlement under
Section 130(d) of the Code. If the Contract Owner is a charitable remainder trust (a "CRT"), it is probable that the CRT will not be treated as holding the Contract as an agent for a natural person. A CRT is generally exempt from federal income tax, but the provisions of Section 72(u) of the Code may affect the computation and taxation of the distributions to the income beneficiary. Purchasers should consult their own tax counsel or other adviser before purchasing a Contract to be owned by a non-natural person.

Tax Treatment of Assignments

         An assignment or pledge of all or any portion of a Contract may be treated as a taxable event. Any gain in the Contract subsequent to the assignment may also be treated as taxable income in the year in which it is earned. Contract Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

Income Tax Withholding

          Section 3405(a) of the Code generally requires the payor of certain "designated distributions" from any (i) pension, profit-sharing, stock bonus, or other deferred compensation plan, (ii) IRA, or (iii) annuity contract to withhold certain taxes from its payments. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. If the payments that you may authorize to your Financial Advisor are treated as distributions, but are not treated as eligible rollover distributions, then these distributions would be considered non-periodic payments and subject to withholding at a rate of 10%. Subject to certain exceptions, some of which are discussed immediately below, Contract Owners may elect not to have such withholding apply to designated distributions.

         Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 and 403(b) annuity contracts which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to:
(a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or (b) distributions which are required minimum distributions; or
(c) the portion of the distributions not includible in gross income (i.e., return of after-tax contributions).

         If the payment of asset allocation advisory fees from retirement plans qualified under Section 401 and Section 403(b) annuity contracts are treated as distributions, then Great American Reserve believes that the payment of such fees will be treated as "eligible rollover distributions," which are subject to mandatory 20% withholding.

         Furthermore, payments from Section 457 plans are wages subject to mandatory regular income tax withholding, rather than the pension withholding rules described above.

         Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.

Tax Treatment of Withdrawals; Non-Qualified Contracts

          Section 72 of the Code governs treatment of distributions from annuity contracts. It generally provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty generally will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) on or after the taxpayer reaches age 59 1/2; (b) after the death of the Contract Owner; (c) if the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her Beneficiary; or (e) which are allocable to Purchase Payments made prior to August 14, 1982.

Tax Treatment of Withdrawals; Qualified Plans

         The Contracts offered by this Prospectus are designed to be suitable for use under various types of qualified plans. Generally, participants in a qualified plan are not taxed on increases to the value of the contributions to the plan until a distribution occurs, regardless of whether the plan assets are held under an annuity contract. Taxation of the participants in each qualified plan varies with the type of plan and the terms and conditions of each specific plan. Contract Owners, Annuitants, and Beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contract issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Great American Reserve's administrative procedures. Contract Owners, participants, and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Following are general descriptions of the types of qualified plans, although, at the present time, the Contract only is issued to Tax-Sheltered Annuities and Individual Retirement Accounts. The tax rules presented here are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a qualified plan.

          Generally, Contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals; Qualified Contracts" at page I-__.)

         A. Tax-Sheltered Annuities. Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals; Qualified Contracts" and "Tax Sheltered Annuities; Withdrawal Limitations," below.) Any employee should obtain competent tax advice as to the suitability of such an investment.

         B. Individual Retirement Annuities. Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals; Qualified Contracts," below.) Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment suitability of such an investment.

          C. Qualified Pension and Profit-Sharing Plans for Corporations and Self-Employed Individuals. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish retirement plans for themselves and their employees which qualify for special federal income tax treatment. These retirement plans may permit the purchase of the Qualified Contracts to provide benefits under the plans. The Code sets forth restrictions on contributions and distributions which depend on the design of the specific plan. Any purchaser should obtain competent tax advice as to the suitability of such an investment.

         D. Section 457 Plans. Section 457 of the Code provides for certain deferred compensation plans which qualify for special federal income tax treatment and which may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. All investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer, until December 31, 1998, or such earlier date as may be established by plan amendment. However, amounts deferred under a plan created on or after August 20, 1996, and amounts deferred under any Section 457 plan after December 31, 1998, must be held in a trust, a custodial account, or an annuity contract for the exclusive benefit of plan participants and their beneficiaries. The Code sets forth restrictions on contributions and distributions which depend on the design of the specific plan. Any purchaser should obtain competent tax advice as to the suitability of such an investment.

Tax Treatment of Withdrawals; Qualified Contracts

          In the case of a withdrawal  under a Qualified  Contract  other than a
Section 457 Plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including Contracts issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if any distribution is made on or after the date on which the Contract Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Contract Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) distributions to an Contract Owner or Annuitant (as applicable) who has separated from service after he or she has attained age 55; (e) distributions made to the Contract Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; and (f) distributions made to an alternate payee pursuant to a qualified domestic relations order. The exceptions stated in (d), (e) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in
(c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

         Generally, distributions from a qualified plan must commence no later than April 1 of the first calendar year following the later of (i) the calendar year in which the employee attains 70 1/2 or (ii) the calendar year in which the employee retires. Distributions from an IRA must begin no later than April 1 of the calendar year following the calendar year in which the IRA holder attains age 70 1/2. Required distributions must be made over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed. In addition, distributions in excess of $150,000 per year may be subject to an additional 15% excise tax unless an exemption applies.

Tax-Sheltered Annuities; Withdrawal Limitations

          Section 403(b)(11) of the Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement to circumstances only on or after the Contract Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between certain qualified plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.

                                          SEPARATE ACCOUNT VOTING RIGHTS

         Prior to the Annuity Date, Contract Owners participating in the Separate Account will have certain voting rights with respect to (i) the election of the Managers, (ii) the removal of such members and of officers of the Separate Account elected or appointed by the Managers, (iii) the ratification of the selection by the Managers of independent public accountants for the Separate Account and the termination of the employment of such accountants, (iv) the adoption, amendment, termination, or continuation of any agreement providing for investment advisory services to the Separate Account,
(v) the change in the fundamental investment policies of a Subaccount, (vi) the alteration, amendment, or repeal of the rules and regulations adopted for the Separate Account, and (vii) the approval of any acts, transactions, or other agreements that may be submitted to a Contract Owner vote by the Managers. Such voting rights are provided for in the rules and regulations adopted by the Managers and are subject to alteration or elimination by the Managers or by vote of the Contract Owners, if permitted by applicable law.

         The person having the voting interest under a Contract is the Contract Owner. The number of votes entitled to be cast by a Contract Owner having an interest in the Separate Account is equal to the number of Accumulation Units credited to his or her Contract. The number of Accumulation Units for which voting instructions may be given will be determined as of a date chosen by Great American Reserve, not more than 90 days prior to the meeting of the Contract Owners of the Separate Account, as applicable.

         Each person having a voting interest in a Subaccount will receive periodic reports relating to the Subaccounts in which he or she has an interest, including proxy materials and a form with which to give voting instructions.

                           REPORTS TO CONTRACT OWNERS

         Great American Reserve will mail you at least annually prior to the Annuity Date a report containing any information that may be required by any applicable law or regulation and a statement showing your current number of Accumulation Units, the value per Accumulation Unit, and your total Contract Value. You will also receive annual and semi-annual reports of the Separate Account.

                            DISTRIBUTION OF CONTRACTS

         PFS, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, is the principal underwriter of the Contracts. PFS is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the National Association of Securities Dealers, Inc. Sales of the Contracts will be made by authorized broker-dealers and their registered representatives, including registered representatives of PFS. These registered representatives are also Great American Reserve's licensed insurance agents. See "Underwriter of the Contracts" in the Statement of Additional Information for more information.

                                STATE REGULATION

          Great American Reserve is subject to the laws of the State of Texas governing insurance companies and to the regulations of the Texas Insurance Department (the "Insurance Department"). An annual statement in the prescribed form is filed with the Insurance Department each year covering Great American Reserve's operation for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine Great American Reserve's contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Great American Reserve's books and accounts are subject to review by the Insurance Department at all times. A full examination of Great American Reserve's operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or Great American Reserve's investment practices or policies. In addition, Great American Reserve is subject to regulation under the insurance laws of other jurisdictions in which it operates.

                                LEGAL PROCEEDINGS

         There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account is subject. Neither Great American Reserve, PADCO, the Servicer, nor PFS is involved in any litigation that is of material importance in relation to their total assets or that relates to the Separate Account.

                             INDEPENDENT ACCOUNTANTS

         The financial statements of Great American Reserve Insurance Company, for Great American Reserve's fiscal year ended December 31, 1996, included in the Statement of Additional Information, have been audited by Coopers & Lybrand LLP, Indianapolis, Indiana, independent certified public accountants, whose reports thereon appear elsewhere therein, and have been included in reliance on the reports of Coopers & Lybrand LLP, given upon their authority as experts in accounting and auditing.

                             REGISTRATION STATEMENT

         A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the variable portion of the Contracts. This Prospectus does not contain all information set forth in the registration statement, its amendments, and exhibits, to all of which reference is made for further information concerning the Separate Account, Great American Reserve, and the Contract. Statements contained in this Prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                                  LEGAL MATTERS

         Legal matters involving the applicability of the federal securities laws have been reviewed by Jorden Burt Berenson & Johnson LLP, Suite 400 East, 1025 Thomas Jefferson Street, N.W., Washington, D. C. 20007, and, the validity of the Contracts under state law has been passed upon by Karl W. Kindig, Esquire, Great American Reserve Insurance Company, 11815 North Pennsylvania Street, Carmel, Indiana 46032.

                                     PART II

                              THE SEPARATE ACCOUNT

         The Separate Account is an open-end management investment company with seven diversified separate Subaccounts. The Subaccounts are designed for Contract Owners who intend to invest in the Subaccounts as part of a tactical asset allocation or market-timing investment strategy. Except for the Money Market Subaccount, each Subaccount is intended to provide investment exposure with respect to a particular segment of the securities markets. Each of these Subaccounts seeks investment results that correspond over time to a specified benchmark. The Subaccounts may be used independently or in combination with each other as part of an overall investment strategy. Additional Subaccounts may be created from time to time.

         The following are the Subaccounts and their investment objectives:

               Subaccount                                    Investment Objective
-----------------------------------------  --------------------------------------------------------------
The Nova Subaccount                        To provide investment returns that correspond
                                           to a specified percentage of the performance of
                                           a benchmark for common stock securities.
-----------------------------------------  --------------------------------------------------------------
The Ursa Subaccount                        To provide investment results that will inversely
                                           correlate to the performance of a benchmark for
                                           common stock securities.
-----------------------------------------  --------------------------------------------------------------
The OTC Subaccount                         To attempt to provide investment results
                                           that correspond to the performance of a
                                           benchmark for over-the-counter
                                           securities.
-----------------------------------------  --------------------------------------------------------------
The Precious Metals                        To attempt to provide investment results
Subaccount                                 that correspond to the performance of a
                                           benchmark primarily for metals-related
                                           securities.
-----------------------------------------  --------------------------------------------------------------
The U.S. Government Bond                   To provide investment results that
  Subaccount                               correspond to the performance
                                           of a benchmark for U.S. Government
                                           securities.
-----------------------------------------  --------------------------------------------------------------


                                                       II-1





-----------------------------------------  -------------------------------------------------------------
The Juno Subaccount                        To provide total return before expenses
                                           and costs that inversely correlates to
                                           the price movements of a benchmark for
                                           U.S. Treasury debt instruments or futures
                                           contracts on a specified debt instrument.
-----------------------------------------  ------------------------------------------------------------
The Money Market                           To provide current income consistent with
Subaccount                                 stability of capital and liquidity.
-----------------------------------------  ------------------------------------------------------------

         The Subaccounts (other than the Money Market Subaccount) may engage in certain aggressive investment techniques, which include short sales and transactions in options and futures contracts. Contract Owners invested in the Nova Subaccount may experience substantial losses during sustained periods of falling equity prices, while Contract Owners invested in the Ursa Subaccount and the Juno Subaccount may experience substantial losses during sustained periods of rising equity prices and declining interest rates/rising bond prices, respectively. Because of the inherent risks in any investment, there can be no assurance that any Subaccount's investment objective will be achieved. See "Investment Objectives and Policies" at page II-_.

         None of the Subaccounts alone constitutes a balanced investment plan, and certain of the Subaccounts involve special risks not traditionally associated with variable annuity contracts. The nature of the Subaccounts generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs. The Separate Account is not intended for Contract Owners whose principal objective is current income or preservation of capital and may not be a suitable investment for persons who intend to follow an "invest and hold" strategy. See "Special Risk Considerations" at page II-_.

          PADCO, headquartered at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, provides the Subaccounts with investment advisory services (since May 7, 1997) pursuant to an investment advisory agreement, dated November 1, 1996. PADCO was incorporated in the State of Maryland on July 5, 1994. An investment adviser affiliated with PADCO currently provides investment advisory services to an open-end management investment company (the "Rydex Series Trust") that consists of nine publicly-available no-load mutual funds having, as of September 1, 1997, aggregate net assets in excess of $1.8 billion.

         This Part II of the Prospectus sets forth information relating to the Separate Account, particularly information on the investment objectives, policies, and restrictions of the Subaccounts and on PADCO. Additional information concerning the Separate Account and the Subaccounts is also contained in the Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES
                               OF THE SUBACCOUNTS

General

         The Subaccounts are designed for Contract Owners who intend to follow a tactical allocation or market-timing investment strategy. Except for the Money Market Subaccount, each Subaccount is intended to provide investment exposure with respect to a particular segment of the securities markets. These Subaccounts seek investment results that correspond over time to a specified "benchmark." The Subaccounts may be used independently or in combination with each other as part of an overall investment strategy. Additional Subaccounts may be created from time to time.

          Fundamental securities analysis is not generally used by PADCO in seeking to correlate with the respective benchmarks. Rather, PADCO primarily uses statistical and quantitative analysis to determine the investments the Subaccount makes and techniques the Subaccount employs. While PADCO attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a Subaccount and the performance of its benchmark), certain factors will tend to cause the Subaccount's investment results to vary from a perfect correlation to the Subaccount's benchmark. PADCO does not expect that the total returns of the Subaccounts will vary adversely from their respective current benchmarks by more than ten percent over a year. See "Special Risk Considerations" at page II-__. It is the policy of these Subaccounts to pursue their investment objectives regardless of market conditions, to remain nearly fully invested, and not to take defensive positions.

         The investment objectives and certain investment restrictions of the Subaccounts are fundamental policies and may not be changed without the affirmative vote of the majority of the Contract Owners of that Subaccount. All other investment policies of the Subaccounts not specified as fundamental (including the benchmarks of the Subaccounts) may be changed by the Managers of the Separate Account without the approval of Contract Owners.

         None of the Subaccounts will invest 25% or more of the value of the Subaccount's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except, that to the extent that the benchmark index selected for a particular Subaccount is concentrated in a particular industry, that Subaccount will be concentrated in that industry, but will not otherwise be concentrated.

         The Managers may consider changing a Subaccount's benchmark (to the extent permitted) if, for example, the current benchmark becomes unavailable; the Managers believe the current benchmark no longer serves the investment needs of a majority of Contract Owners or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the Subaccount's investment results to correspond sufficiently to the Subaccount's current benchmark. If believed appropriate, the Managers may specify a benchmark for a Subaccount that is "leveraged" or proprietary. Of course, there can be no assurance that a Subaccount will achieve its objective. See "The Benchmarks" at page II-__.

The Nova Subaccount

         The investment objective of the Nova Subaccount is to provide investment returns that correspond to the performance of a benchmark for common stock securities. The Nova Subaccount's current benchmark is 125% of the performance of the Standard & Poor's 500 Composite Stock Price Index(TM) (the "S&P500 Index"). (See "The Benchmarks" at page II-__.) In attempting to achieve its objective, the Nova Subaccount expects that a substantial portion of its assets usually will be devoted to employing certain investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under the techniques in which the Nova Subaccount engages, the Nova Subaccount will generally incur a loss if the price of the underlying security or index decreases between the date of the employment of the technique and the date on which the Nova Subaccount terminates the position. The amount of any gain or loss on an investment technique may be affected by any premium (i.e., the purchase payment required under the investment technique) or amounts in lieu of dividends or interest income the Nova Subaccount pays or receives as the result of the transaction. The Nova Subaccount may also invest in shares of individual securities which are expected to track the Nova Fund's benchmark.

         In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Subaccount should increase gains to Contract Owners invested in the Nova Fund during periods when the prices of the securities in the S&P500 Index are rising and increase losses to Contract Owners invested in the Nova Fund during periods when they are declining. Contract Owners invested in the Nova Subaccount could experience substantial losses during sustained periods of falling equity prices.

The Ursa Subaccount

         The Ursa Subaccount's investment objective is to provide investment results that will inversely correlate to the performance of a benchmark for common stock securities. The S&P500 Index is the Ursa Subaccount's current benchmark. (See "The Benchmarks" at page II-__.) The Ursa Subaccount seeks to achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the Accumulation Unit Value of the Ursa Subaccount may diverge significantly from the cumulative percentage decrease or increase in the S&P500 Index due to a compounding effect.

         If the Ursa Subaccount achieved a perfect inverse correlation for any single trading day, the Accumulation Unit Value of the Ursa Subaccount would increase for that day in direct proportion to any decrease in the level of the S&P500 Index, or decrease for that day in direct proportion to any increase in the level of the S&P500 Index. For example, if the S&P500 Index were to decrease by 1% by the close of business on a particular trading day, Contract Owners invested in the Ursa Subaccount would experience a gain in Accumulation Unit Value of approximately 1% for that day. Conversely, if the S&P500 Index were to increase by 1% by the close of business on a particular trading day, Contract Owners with Contract Value allocated to the Ursa Subaccount would experience a loss in Accumulation Unit Value of approximately 1% for that day.

         Even if there is a perfect inverse correlation between the Ursa Subaccount and the S&P500 Index on a daily basis, however, the symmetry between the changes in the S&P500 Index and the changes in the Accumulation Unit Value in the Ursa Subaccount can be significantly altered over time by a compounding effect. Thus, if the Ursa Subaccount achieved a perfect inverse correlation with the S&P500 Index on every trading day over an extended period, and if there were a significant decrease in the level of the S&P500 Index during that period, there would be a compounding effect with the result that the Accumulation Unit Value of the Ursa Subaccount for that period should generally increase by a percentage that is slightly greater than the percentage of decrease in the level of the S&P500 Index. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the level of the S&P500 Index over that period, there would be a compounding effect with the result that the Accumulation Unit Value of the Ursa Subaccount for that period should generally decrease by a percentage that is slightly less than the percentage increase in the level of the S&P500 Index for that period.

         The Ursa Subaccount involves special risks not traditionally associated with annuity contracts, and intends to pursue its investment objective regardless of market conditions and does not intend to take defensive positions in anticipation of rising equity prices. Consequently, Contract Owners invested in the Ursa Subaccount may experience substantial losses during sustained periods of rising equity prices.

         In pursuing its investment objective, the Ursa Subaccount generally does not invest in traditional securities, such as common stock of operating companies. Rather, the Ursa Subaccount employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, the Ursa Subaccount will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the Ursa Subaccount terminates the position. The Ursa Subaccount will generally realize a gain if the underlying security or index declines in price between those dates. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the Ursa Subaccount pays or receives as the result of the transaction.

The OTC Subaccount

         The investment objective of the OTC Subaccount is to attempt to provide investment results that correspond to the performance of a benchmark for over-the-counter securities. The OTC Subaccount's current benchmark is the NASDAQ 100 Index(TM). (See "The Benchmarks" at page II-__.) The OTC Subaccount does not aim to hold all of the 100 securities included in the NASDAQ 100 Index(TM). Instead, the OTC Subaccount intends to hold representative securities included in the NASDAQ 100 Index(TM) or other instruments which PADCO believes will provide returns that correspond to those of the NASDAQ 100 Index(TM). The OTC Subaccount may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

         Companies whose securities are traded on the over-the-counter ("OTC") markets may include smaller market-capitalization or newer companies than those listed on the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"). OTC companies may have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies also may have limited marketability and may be more volatile in price than securities of larger-capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms and the greater sensitivity of smaller-capitalized companies to changing economic conditions than larger-capitalized, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there may be potential for significant capital appreciation.

The Precious Metals Subaccount

         The investment objective of the Precious Metals Subaccount is to attempt to provide investment results that correspond to the performance of a benchmark primarily for metals-related securities. The Precious Metals Subaccount's current benchmark is the Philadelphia Stock Exchange Gold/Silver Index(TM) (the "XAU Index"). (See "The Benchmarks" at page II-__.) To achieve its objective, the Precious Metals Subaccount invests in securities included in the XAU Index. In addition, the Precious Metals Subaccount may invest in other securities that are expected to perform in a manner that will assist the Precious Metals Subaccount's tracking of the XAU Index.

         Metals-related investments are considered speculative and are influenced by a host of world-wide economic, financial, and political factors. Historically, the prices of gold and precious metals have been subject to wide price movements caused by political as well as economic factors, and, accordingly, prices of equity securities of companies involved in the precious metals-related industry have been volatile. Such fluctuation and volatility may be due to changes in inflation or in expectations regarding inflation in various countries, the availability of supplies of such precious metals and minerals, changes in industrial and commercial demand, metal and mineral sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and governmental restrictions on the private ownership of certain precious metals and minerals.

Such price volatility in precious metals prices will have a similar effect on the Precious Metals Subaccount's Accumulation Unit prices.

         The Precious Metals Subaccount may invest up to 5% of its assets in securities of foreign issuers other than American Depository Receipts traded in U.S. dollars on United States exchanges. These securities present certain risks not present in domestic investments and expose the investor to general market conditions which differ significantly from those in the United States.
Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect United States companies, and there may be less public information about the operations of foreign companies. Foreign securities also may be subject to foreign government taxes that could reduce the yield on such securities.

The U.S. Government Bond Subaccount

          The investment objective of the Bond Subaccount is to provide investment results that correspond to the performance of a benchmark for U.S. Government Securities. The Bond Subaccount's current benchmark is 120% of the price movement of the current Long Treasury Bond (the "Long Bond"), without consideration of interest paid. (See "The Benchmarks" at page II-__.) In attempting to achieve this objective, the Bond Subaccount invests primarily in obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government ("U.S. Government Securities"). U.S. Government Securities are obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government.

          The Bond Subaccount also may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Subaccount also may invest in U.S. Treasury zero coupon bonds. While U.S. Government Securities provide substantial protection against credit risk, investment in those securities do not protect against price changes due to changing interest rate levels and, as such, the unit price of the Bond
Subaccount is not guaranteed and will fluctuate over time. Accordingly, the return of the Bond Subaccount should move inversely with movements in prevailing interest rates on the Long Bond. The Subaccount intends to adjust its portfolio each time the Long Bond is issued (currently three times a year) in an attempt to track the price movement of the newly-issued Long Bond.

The Juno Subaccount

         The Juno Subaccount's investment objective is to provide total return before expenses and costs that inversely correlates to the price movements of a benchmark debt instrument or futures contract on a specified debt instrument. The Juno Subaccount's current benchmark is the Long Bond. (See "The Benchmarks" at page II-__.) In attempting to achieve its objective, the Subaccount intends to devote its assets primarily to employing certain investment techniques, including engaging in short sales and transactions in futures contracts on U.S. Treasury bonds and options on such contracts. These techniques are highly specialized and involve certain risks not traditionally associated with variable annuity contracts. Under these techniques, the Subaccount will generally incur a loss if the price of the underlying security or futures contract increases between the date of the employment of the technique and the date on which the Subaccount terminates the position. The Subaccount will generally realize a gain if the underlying security or futures contract declines in price between those dates.

         If the Juno Subaccount is successful in meeting its objective for any single trading day, the Juno Subaccount's total return before expenses and costs would increase for that day proportionally to any decreases in the price of the Long Bond, or decrease for that day proportionally to any increases in the price of the Long Bond. For this purpose, costs include the Subaccount's "carrying cost" in maintaining short positions. When entering an actual or synthetic short position on the Long bond, the Subaccount must effectively pay interest equal to interest accrued on the underlying U.S. Treasury bond. The difference, if any, between the interest effectively paid by the Subaccount on its short positions and any interest earned by the Subaccount on its assets is the Subaccount's carrying cost.

         The interest rate on a U.S. Treasury bond is set at the time the particular bond is issued and does not change for the maturity of the bond so that the interest paid on the bond is constant throughout the life of the bond. The price at which a previously-issued U.S. Treasury bond can be bought and sold in the open market, however, does change. The market value of U.S. Treasury bonds rises when long-term interest rates decrease and falls when long-term interest rates increase. Accordingly, if the Juno Subaccount is successful in meeting its investment objective, the Subaccount's total return should rise with increases in long-term interest rates and fall with decreases in long-term interest rates. Contract Owners with Contract Value allocated to the Juno Subaccount may experience substantial losses during periods of falling interest rates.

The Money Market Subaccount

         The investment objective of the Money Market Subaccount is to seek to provide current income consistent with stability of capital and liquidity. The Money Market Subaccount seeks to achieve its objectives by investing in U.S. Government Securities, including money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities. An investment in the Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

         The Money Market Subaccount may invest in securities that take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing securities. Participation interests are pro rata interests in U.S. Government Securities; and instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

         The Money Market Subaccount also may purchase bank money market instruments, including certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by United States banks which are members of the Federal Reserve System. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with the bank for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Money Market Subaccount will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Investments in time deposits and certificates of deposits are limited to domestic banks that have total assets in excess of one billion dollars. Bankers' acceptances are credit instruments evidencing the obligation of a bank to a draft drawn on the bank by a customer of the bank. These credit instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Money Market Subaccount may invest include uninsured, direct obligations of a bank that bear fixed, floating, or variable interest rates.

         The Money Market Subaccount also may invest in commercial paper, including corporate notes. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each commercial paper instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by Standard & Poor's Ratings Group, "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"), "F-2" or better by Fitch Investors Service, Inc. ("Fitch"), "Duff 2" or better by Duff & Phelps Credit Rating Co. ("Duff"), or "A2" or better by IBCA, Inc., or, if not rated by Standard & Poor's Ratings Group, Moody's, Fitch, Duff, or IBCA, Inc., must be determined by PADCO Advisors II, Inc. ("PADCO"), the Separate Account's investment adviser, to be of comparable quality pursuant to guidelines approved by the managers of the Separate Account (the "Managers"). Please refer to Appendix A to the Statement of Additional Information for more detailed information concerning commercial paper ratings.

          The Money Market Subaccount also may make limited investments in guaranteed investment contracts ("GICs") issued by United States insurance companies. The Money Market Subaccount will purchase a GIC only when PADCO has determined, under guidelines established by the Managers of the Separate Account, that the GIC presents minimal credit risks to the Money Market Subaccount and is of comparable quality to instruments that are rated "high quality" by certain nationally-recognized statistical rating organizations.

         Money market instruments are generally described as short-term debt obligations having maturities of 13 months or less. Yields on such instruments are very sensitive to short-term lending conditions. The principal value of such instruments tends to decline as interest rates rise and conversely tends to rise as interest rates decline. In addition, there is an element of risk in money market instruments that the issuer may become insolvent and may not make timely payment of interest and principal obligations.

The Benchmarks

         The S&P500 Index. The S&P500 Index is composed of 500 common stocks, which are chosen by Standard & Poor's Corporation ("S&P"), a division of The McGraw-Hill Companies, Inc., on a statistical basis to be included in the S&P500 Index. The inclusion of a stock in the S&P500 Index in no way implies that the S&P believes the stock to be an attractive investment. The 500 securities, most of which trade on the NYSE, represented, as of December 31, 1996, approximately 70% of the market value of all United States common stocks. Each stock included in the S&P500 Index is weighted by the stock's market value.

         Because of the market-value weighting, the 50 largest companies included in the S&P500 Index currently account for approximately 47% of the S&P500 Index. Typically, companies included in the S&P500 Index are the largest and most dominant firms in their respective industries. As of December 31, 1996, the five largest companies in the S&P500 Index were: General Electric (2.9%); Coca Cola (2.3%); Exxon Corporation (2.2%); Intel Corporation (1.9%); and Microsoft Corporation (1.7%). The largest industry categories for the S&P500 Index were: banks (7.7%); telephone companies (6.6%); pharmaceutical companies (6.4%); international oil companies (5.8%); and computer companies (4.6%).

         The NASDAQ 100 Index(TM). The NASDAQ 100 Index(TM) (NDX) is a capitalization-weighted index composed of 100 of the largest non-financial securities listed on the National Association of Securities Dealers Automated Quotations Stock Market (the "Nasdaq"). The Nasdaq, which represents the fastest-growing stock market in the United States, also is one of the first fully-electronic stock markets in the world. This modern-day securities market began operations in 1971, and today lists more companies than any other market in the United States. The NASDAQ 100 Index(TM), which was created in 1985, is limited to one issue per company. At the time of inclusion in the NASDAQ 100 Index(TM), index securities must have a minimum market value of at least $500 million. Only domestic issues are included in the NASDAQ 100 Index(TM).

         As of January 31, 1997, the NASDAQ 100 Index(TM) was comprised of the following industry sectors: electronic technology (36.35%); technology services (29.9%); industrial services (20.83%); telecommunications (8.36%); health technology (3.79%); and transportation (0.74%). As used herein, electronic technology describes companies that manufacture computer chips and other computer hardware (such as Intel Corporation, Cisco Systems, Inc., and Apple Computer, Inc.), whereas technology services describes publishers of computer software and operating systems (such as Microsoft Corporation and Oracle Corporation).

         The XAU Index. The Philadelphia Stock Exchange (the "XAU") Gold/Silver Index(TM) (the "XAU Index") is a capitalization-weighted index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. The XAU Index was set to an initial value of 100 in January 1979. The following issuers are currently included in the XAU Index: ASA Limited; Barrick Gold Corp.; Battle Mountain Gold Co.; Echo Bay Mines Limited; Hecla Mining Co.; Homestake Mining Co.; Newmont Mining Corp.; Placer Dome Inc.; Pegasus Gold, Inc.; TVX Gold, Inc.; and Coeur D'Alene Mines Corp. While the majority of these companies are based in North America, these companies generally also have operations in countries based outside North America.

          The Long Bond. The Long Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years. At this time, the 30-year U.S. Treasury bond is issued three times a year. In the future, the U.S. Treasury may change the number of times each year that the Long Bond is issued.

         NEITHER THE NOVA SUBACCOUNT NOR THE URSA SUBACCOUNT IS SPONSORED, ENDORSED, SOLD, OR PROMOTED BY THE S&P; THE OTC SUBACCOUNT IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY THE NASDAQ OR ANY OF THE NASDAQ'S AFFILIATES (THE NASDAQ AND ITS AFFILIATES HEREINAFTER COLLECTIVELY REFERRED TO AS THE "NASDAQ"); AND THE PRECIOUS METALS SUBACCOUNT IS NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED BY THE XAU. NONE OF THE S&P, THE NASDAQ, AND THE XAU MAKES ANY REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, TO THE CONTRACT OWNERS INVESTED IN THE SUBACCOUNTS, OR ANY MEMBER OF THE PUBLIC, REGARDING THE ADVISABILITY OF INVESTING IN INDEX FUNDS OR THE ABILITY OF THE S&P500 INDEX, NASDAQ 100 INDEX(TM), AND THE XAU INDEX, RESPECTIVELY, TO TRACK GENERAL STOCK MARKET PERFORMANCE. NONE OF THE S&P500 INDEX, THE NASDAQ, AND THE XAU INDEX GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P500 INDEX, NASDAQ 100 INDEX(TM), AND THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

         NONE OF THE S&P, THE NASDAQ, AND THE XAU MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ANY OF THE SUBACCOUNTS, THE CONTRACT OWNERS OF THE SUBACCOUNTS, OR ANY PERSON OR ENTITY FROM THE USE OF THE S&P500 INDEX, THE NASDAQ 100 INDEX(TM), THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN. NONE OF THE S&P, THE NASDAQ, AND THE XAU MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE S&P500 INDEX, THE NASDAQ 100 INDEX(TM), THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN.

         For additional information regarding these benchmark indexes, see "The Benchmarks" in the Statement of Additional Information.

                           SPECIAL RISK CONSIDERATIONS

         Contract Owners should consider the special factors discussed below that are associated with the investment policies of the Subaccounts in determining the appropriateness of investing in the Subaccounts.

Portfolio Turnover

         PADCO expects that the assets of the Subaccounts will be derived from Contract Owners who intend to invest in the Subaccounts as part of a tactical allocation or market-timing investment strategy. These Contract Owners are likely to exchange their Accumulation Units of a particular Subaccount for Accumulation Units in other Subaccounts frequently, pursuant to the exchange policy of the Separate Account, in order to attempt to take advantage of anticipated changes in market conditions (see "Investments of the Subaccounts; Addition and Deletion of Subaccounts" in Part I of this Prospectus). The strategies employed by Contract Owners invested in the Subaccounts may result in considerable asset movement among the Subaccounts. Consequently, PADCO expects that the Subaccounts will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and may also adversely affect the ability of a Subaccount to meet its investment objective. Because each Subaccount's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Subaccount's Contract Owners, it is very difficult to estimate what the Subaccount's actual turnover rate will be. Pursuant to the formula prescribed by the SEC, the portfolio turnover rate for each Subaccount is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. The Nova Subaccount, the Ursa Subaccount, and the Juno Subaccount typically hold most of their investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover.

         A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and other expenses which would be borne by a Subaccount, and would directly reduce the return to a Contract Owner from an investment in the Subaccount. Furthermore, a Subaccount's portfolio turnover level may adversely affect the ability of the Subaccount to achieve its investment objective. For further information concerning the portfolio turnover of the Subaccounts, see "Financial Highlights of the Subaccounts" in Part I of this Prospectus and "Investment Policies and Techniques" in the Statement of Additional Information.

Tracking Error

         While PADCO does not expect that the returns of the Subaccounts over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation, especially during the commencement of operations of a Subaccount when the level of assets of the Subaccount may be relatively small. Among these factors are:
(1) Subaccount expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Subaccount and securities not included in the benchmark being held by a Subaccount; (3) an imperfect correlation between the performance of instruments held by a Subaccount, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) changes to the benchmark index that are not disseminated in advance; (7) the need to conform a Subaccount's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (8) market movements that run counter to a leveraged Subaccount's investments (which will cause divergence between the Subaccount and its benchmark over time due to the mathematical effects of leveraging).

Aggressive Investment Techniques

         Each of the Subaccounts (other than the Money Market Subaccount) may engage in certain aggressive investment techniques which may include engaging in short sales and transactions in futures contracts and options on securities, securities indexes, and futures contracts. These techniques are specialized and involve risks that are not traditionally associated with variable annuity contracts. The Separate Account expects that the Nova Subaccount, the Ursa Subaccount, and the Juno Subaccount will primarily use these techniques in seeking to achieve their objectives and that a significant portion (up to 100%) of the assets of these Subaccounts will be held in cash or liquid securities in a segregated account by these Subaccounts as "cover" for these investment techniques.

         Participation in the options or futures markets by a Subaccount involves investment risks and transaction costs to which the Subaccount would not be subject absent the use of these strategies. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time. For further information regarding these investment techniques, see "Investment Techniques and Other Investment Policies" in this Part II of the Prospectus.

                         INVESTMENT TECHNIQUES AND OTHER
                               INVESTMENT POLICIES

Futures Contracts and Options Thereupon

         The Nova Subaccount and the OTC Subaccount may purchase stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Ursa Subaccount may sell stock index futures contracts. The Bond Subaccount may purchase futures contracts on U.S. Government Securities as a substitute for a comparable market position in the cash market. The Juno Subaccount may sell futures contracts on U.S. Government Securities.

         A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. It is the practice of holders of other futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

         The Nova Subaccount and the OTC Subaccount may purchase call options and write (sell) put options, and the Ursa Subaccount may purchase put options and write call options, on stock index futures contracts. The Bond Subaccount may purchase call options and write put options on U.S. Government Securities futures contracts and the Juno Subaccount may write call options and purchase put options on futures contracts on U.S. Government Securities.

         When a Subaccount purchases a put or call option on a futures contract, the Subaccount pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a put or call option on a futures contract, a Subaccount receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Subaccount the underlying futures contract for a specified price upon exercise at any time during the option period.

         Whether a Subaccount realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Subaccount's loss from an unhedged short position in futures contracts or from writing call options on futures contracts is potentially unlimited. The Subaccounts may engage in related closing transactions with respect to options on futures contracts. The Subaccounts will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, each Subaccount may also engage in futures and futures options transactions in order to hedge, or limit the exposure of its position, or to create a synthetic money market position.

          The Subaccounts may purchase and sell futures contracts, index futures contracts, and options thereon only to the extent that such activities would be consistent with the requirements of Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which each of these Subaccounts would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a Subaccount may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Subaccount's portfolio. In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

         When a Subaccount purchases or sells a stock index futures contract, or sells an option thereon, the Subaccount "covers" its position. To cover its position, a Subaccount may maintain with its custodian bank (and mark to market on a daily basis) a segregated account consisting of cash or liquid securities, including U.S. Government Securities or repurchase agreements collateralized by U.S. Government Securities, that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Subaccount continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Subaccount may undertake and on the potential increase in the speculative character of the Subaccount's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Subaccount arising from such investment activities.

          A Subaccount may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Subaccount will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Subaccount may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

         A Subaccount may cover its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) that is less than or equal to the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Subaccount will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Subaccount may also cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

         A Subaccount may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Subaccount will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the future. A Subaccount may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A Subaccount may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Subaccount will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. A Subaccount may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

          Although the Subaccounts intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Subaccount to substantial losses. If trading is not possible, or a Subaccount determines not to close a futures position in anticipation of adverse price movements, the Subaccount will be required to make daily cash payments of variation margin. The risk that the Subaccount will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions

         The Nova Subaccount, the OTC Subaccount, and the Precious Metals Subaccount may purchase call options and write (sell) put options, and the Ursa Subaccount may purchase put options and write call options, on stock indexes. All of the Subaccounts may write and purchase put and call options on stock indexes in order to hedge or limit the exposure of their positions.

         A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

         Some stock index options are based on a broad market index such as the S&P500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges (collectively, the "Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the respective Subaccount's 15% limitation on investment in illiquid securities. See "Illiquid Securities," below.

         Each of the Exchanges has established limitations (i.e., position limits) governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Subaccount may buy or sell.

          Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Subaccount will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a Subaccount will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Subaccount will not enter into an option position that exposes the Subaccount to an obligation to another party, unless the Subaccount either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the Subaccount's custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

Options on Securities

         The Nova Subaccount, the OTC Subaccount, and Precious Metals Subaccount may buy call options and write (sell) put options on securities, and the Ursa Subaccount may buy put options and write call options on securities. By buying a call option, a Subaccount has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option and receiving a premium, a Subaccount becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Subaccount has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Subaccount becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. The Subaccounts will only write options that are traded on recognized securities exchanges.

          When writing call options on securities, a Subaccount may cover its position by owning the underlying security on which the option is written. Alternatively, the Subaccount may cover its position by owning a call option on the underlying security, on a unit for unit basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Subaccount or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Subaccount may cover its position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Subaccount. When a Subaccount writes a put option, the Subaccount will have and maintain on deposit with its custodian bank cash or liquid securities having a value equal to the exercise value of the option. The principal reason for a Subaccount to write call options on stocks held by the Subaccount is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

         If  a  Subaccount  that  writes  an  option  wishes  to  terminate  the
Subaccount's obligation, the Subaccount may effect a "closing purchase transaction." The Subaccount accomplishes this by buying an option of the same series as the option previously written by the Subaccount. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Subaccount which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The Subaccount accomplishes this by selling an option of the same series as the option previously purchased by the Subaccount. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

         A Subaccount will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Subaccount if the premium, plus commission costs, paid by the Subaccount to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Subaccount on the sale of the call or the put option. The Subaccount also will realize a gain if a call or put option which the Subaccount has written lapses unexercised, because the Subaccount would retain the premium.

          A Subaccount will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Subaccount if the premium, less commission costs, received by the Subaccount on the sale of the call or the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Subaccount to purchase the call or the put option. If a put or a call option which the Subaccount has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Subaccount will realize a loss in the amount of the premium paid, plus commission costs.

         Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Subaccount. If an options market were to become unavailable, the Subaccount would be unable to realize its profits or limit its losses until the Subaccount could exercise options it holds, and the Subaccount would remain obligated until options it wrote were exercised or expired.

         Because option premiums paid or received by a Subaccount are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

Short Sales

         The Ursa Subaccount and the Juno Subaccount also may engage in short sales transactions under which the Subaccount sells a security it does not own. To complete such a transaction, the Subaccount must borrow the security to make delivery to the buyer. The Subaccount then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at that time may be more or less than the price at which the security was sold by the Subaccount. Until the security is replaced, the Subaccount is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Subaccount also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

          Until the Ursa Subaccount or Juno Subaccount closes its short position or replaces the borrowed security, the Subaccount will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short, or (b) otherwise cover the Subaccount's short position.

         The Nova Subaccount, the OTC Subaccount, and the Metals Subaccount each may engage in short sales if, at the time of the short sale, the Subaccount owns or has the right to acquire an equal amount of the security being sold at no additional cost. These Subaccounts may make a short sale when the Subaccount wants to sell the security the Subaccount owns at a current attractive price, in order to hedge, or limit, the exposure of the Subaccount's position.

U.S. Government Securities

         The Bond Subaccount and the Money Market Subaccount may invest in U.S. Government Securities in pursuit of their investment objectives, while all of the Subaccounts, except for the Money Market Subaccount, may invest in U.S. Government Securities as "cover" for the investment techniques these Subaccounts employ as part of a cash reserve or for liquidity purposes.

          U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Subaccount's portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of a Subaccount's portfolio investments in these securities.

         Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

         Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. Government will provide such financial support to the obligations of the other U.S. Government agencies or instrumentalities in which a Subaccount invests, since the U.S. Government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer's right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

          U.S. Government Securities may be purchased at a discount. These securities, when held to maturity or retired, may include an element of capital gain.

Repurchase Agreements

         U.S. Government Securities include repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, a Subaccount purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Subaccount will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities. PADCO will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with any of the Subaccounts. In the event of a default or bankruptcy by the seller, the Subaccount will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Subaccount in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Subaccount would suffer a loss. A Subaccount also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Subaccount expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Subaccounts to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investment policies.

Zero Coupon Bonds

          The Bond and Juno Subaccounts may invest in U.S. Treasury zero coupon securities. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, and this discount is amortized as interest income over the life of the security. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Reverse Repurchase Agreements

         The Ursa Subaccount, the Juno Subaccount, and the Money Market Subaccount each may also use reverse repurchase agreements as part of the Subaccount's investment strategy. Reverse repurchase agreements involve sales by the Subaccount of portfolio assets concurrently with an agreement by the Subaccount to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Subaccount can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Subaccount will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Subaccount of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Subaccounts intend to use the reverse repurchase technique only when it will be to the Subaccount's advantage to do so. Each Subaccount will establish a segregated account with the Separate Account's custodian bank in which the Subaccount will maintain cash or cash equivalents or other portfolio securities equal in value to the Subaccount's obligations in respect of reverse repurchase agreements.

Borrowing

         Each Subaccount may borrow money to facilitate management of the Subaccount's portfolio by enabling the Subaccount to meet transfer or withdrawal requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Subaccount promptly.

         As required by the 1940 Act, a Subaccount must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Subaccount's assets should fail to meet this 300% coverage test, the Subaccount, within three days (not including Sundays and holidays), will reduce the amount of the Subaccount's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

         In addition to the foregoing, the Subaccounts are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Subaccount's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Subaccounts are authorized to pledge portfolio securities as PADCO deems appropriate in connection with any borrowings.

When-Issued and Delayed-Delivery Securities

          The Subaccounts may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Subaccount makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Subaccount will record the transaction and thereafter reflect the value, each day, of that security in determining the Subaccount's Accumulation Unit Value. A Subaccount will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Subaccount) of the Subaccount's net assets would be so invested.

Lending of Portfolio Securities

         The Subaccounts may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the lending Subaccount and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Subaccount any income accruing thereon, and the Subaccount may invest the cash collateral in portfolio securities, thereby earning additional income. A Subaccount will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Contracts are sold and will not lend more than 331/3% of the value of the Subaccount's total assets, except that the Money Market Subaccount will not lend more than 10% of its total assets. Loans of portfolio securities are subject to termination by the lending Subaccount on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Subaccount. A lending Subaccount may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

Investments in Other Investment Companies

         The Subaccounts (other than the Bond Subaccount and the Money Market Subaccount) may invest in the securities of another investment company (the
"acquired company") provided that the Subaccount, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Subaccount; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock
of  the   Subaccount)  having   an   aggregate  value   in  excess  of  10%  of
the value of the total assets of the Subaccount. The Bond Subaccount and the Money Market Subaccount may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

         If a Subaccount invests in, and, thus, is a shareholder of, another investment company, the Subaccount's Contract Owners will indirectly bear the Subaccount's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the advisory fees payable directly by the Subaccount to PADCO and the other expenses that the Subaccount bears directly in connection with the Subaccount's own operations.

Illiquid Securities

          While none of the Subaccounts anticipates doing so, each Subaccount may purchase illiquid securities, including securities that are not readily marketable. A Subaccount will not invest more than 15% (10% with respect to the Money Market Subaccount) of the Subaccount's net assets in illiquid securities. Each Subaccount will adhere to a more restrictive limitation on the Subaccount's investment in illiquid securities as required by the insurance laws of those jurisdictions where Contracts are sold. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Subaccount has valued the securities. Under the current guidelines of the SEC staff, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Subaccount may not be able to sell illiquid securities when PADCO considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on Accumulation Unit Value.

Cash Reserve

         As a cash reserve or for liquidity purposes, each Subaccount may temporarily invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. Government Securities, certificates of deposit, banker's acceptances, or repurchase agreements secured by U.S. Government Securities.

                                              PERFORMANCE INFORMATION

         Performance information for the Subaccounts may appear from time to time in advertisements or sales literature. Performance information reflects only the performance of a hypothetical investment in the Subaccounts during the particular time period on which the calculations are based. Performance information will include average annual total return quotations reflecting the deduction of all applicable charges for recent one-year and, when applicable, five- and ten-year periods and, where less than 10 years, for the period subsequent to the date each Subaccount first became available for investment. Additional total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender at the end of the illustrated period). Performance information may be shown by means of schedules, charts, or graphs. Past performance information is based on historical earnings and is not intended to indicate future performance. See "Performance Information" and "Calculation of Return Quotations" in the Statement of Additional Information for a description of the methods used to determine total return information for the Subaccounts.

                                            PORTFOLIO TRANSACTIONS AND
                                                     BROKERAGE

          Subject to policies established by the Managers, PADCO determines which securities to purchase and sell for each Subaccount, selects brokers and dealers to effect the transactions, and negotiates commissions. PADCO expects that the Subaccounts may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. In placing orders for portfolio transactions, PADCO's policy is to obtain the most favorable price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions, as well as on common stock transactions. In order to obtain the brokerage and research services described below, a higher commission may sometimes be paid.

         When selecting broker-dealers to execute portfolio transactions, PADCO considers many factors, including the rate of commission or size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to PADCO. Conversely, broker-dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by PADCO in providing investment advisory services to the Subaccounts.

                                        MANAGEMENT OF THE SEPARATE ACCOUNT

Board of Managers

          Although the assets of the Separate Account are the property of Great American Reserve, certain responsibilities and powers with respect to the Separate Account have been conferred upon the Managers of the Separate Account in order to comply with applicable provisions of the 1940 Act. Those responsibilities and powers are: (i) to approve the Separate Account's investment advisory agreement and its continuance; (ii) to select the Separate Account's independent public accountants; (iii) to recommend changes in the fundamental investment policies of the Subaccount for approval by Contract Owners and to make changes in non-fundamental investment policies of the Subaccounts; (iv) to review periodically the investment portfolios of the Subaccounts to ascertain that the Subaccounts are being managed in accordance with the investment objectives and policies of the Subaccounts; (v) to make findings or determinations contemplated for an investment company's board of directors by the 1940 Act or rules or interpretations thereunder; and (vi) to approve agreements, acts, or transactions respecting the Separate Account that are submitted to the Separate Account by Great American Reserve. The identity and principal occupations of the initial members of the Managers appointed by Great American Reserve and certain offic ers of the Separate Account elected or appointed by the Managers are set forth in the Statement of Additional Information.

PADCO Advisors II, Inc.

         As discussed above, PADCO provides the Subaccounts in the Separate Account investment advice. PADCO is a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. PADCO was incorporated in the State of Maryland on July 5, 1994. Albert P. Viragh, Jr., the Chairman of the Board and the President of PADCO, owns a controlling interest in PADCO and in PADCO Advisors, Inc. ("PADCO I"), an affiliated person of PADCO that serves as the investment adviser to Rydex Series Trust, a registered investment company. From 1985 until the incorporation of PADCO I, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment adviser. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA. From 1989 to 1992, Mr. Viragh was the Vice President of Sales and Marketing for The Rushmore Fund, Inc. Since 1993, Mr. Viragh has served as the Chairman of the Board and the President of PADCO I, a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. From January 1994 to June 1996, Mr. Viragh served as the portfolio manager for the Ursa Fund, a series of Rydex Series Trust. Mr. Viragh received his bachelor's degree in Business Administration from Spring Hill College, of Mobile, Alabama, in 1964.

          The portfolio manager for the Ursa Subaccount and the OTC Subaccount is Michael P. Byrum, who is PADCO's senior portfolio manager. Mr. Byrum has served as the portfolio manager for the Ursa Fund since June 1996, the Rydex Precious Metals Fund since December 1993, the Juno Fund since March 1995, and the Rydex U.S. Government Money Market Fund since December 1993 (each of these mutual funds is a series of Rydex Series Trust). Prior to July 1993, Mr. Byrum worked for one year as an investor representative with MMA. Mr. Byrum's responsibilities at MMA included brokerage solicitation and investor relations. Mr. Byrum received his bachelor's degree in Business Administration from Miami University, of Oxford, Ohio, in 1992.
                                      II-36

         The portfolio manager for the Nova Subaccount and the Juno Subaccount is Thomas Michael, who joined PADCO in March 1994. Since March 1994, Mr. Michael has served as the portfolio manager for the Nova Fund, a series of Rydex Series Trust. Since September 1995, Mr. Michael also has served as the portfolio manager for the Juno Fund, also a series of Rydex Series Trust. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts. From 1989 to 1991, Mr. Michael was the Director of Research for Chronometrics, Inc., of Chicago, Illinois, a registered commodity trading adviser and was responsible for managing the firm's proprietary, on-line trading model for twelve financial futures contracts. Mr. Michael received his bachelor of arts degree in Geology from Colgate University, of Hamilton, New York, in 1974.

          The portfolio manager of the Previous Metals Subaccount is T. Daniel Gillespie, who joined the Advisor in January 1997. From July 1994 to January 1997, Mr. Gillespie was a portfolio manager for GIT Investment Funds, a registered investment company in Arlington, Virginia, where Mr. Gillespie managed over $160 million in equity, bond, and money market mutual fund assets. From 1991 to 1994, Mr. Gillespie worked as a portfolio manager for The Rushmore Funds, Inc., in Bethesda, Maryland, a registered investment company, where Mr. Gillespie managed over $900 million in mutual fund assets. From 1988 to 1991, Mr. Gillespie worked as an account executive and stock broker for Wheat First Securities, of Bethesda, Maryland, where Mr. Gillespie managed portfolios for individual investors. From 1986 to 1988, Mr. Gillespie worked as an account executive and stock broker with Smith Barney, Inc., of Washington, D. C. Mr. Gillespie received his bachelor of arts degree in Accounting from the University of Maryland, at College Park, Maryland, in 1980, and received a masters degree in Business Administration from Averett College, at Danville, Virginia, in 1997.

         The portfolio manager of the Bond Subaccount and the Money Market Subaccount is Anne H. Ruff, who joined the Advisor in August, 1996. From 1989 to 1995, Ms. Ruff worked as a portfolio manager for United Services Life Insurance Company ("USLICO"), in Arlington, Virginia, where Ms. Ruff managed $2.5 billion in fixed-income portfolios. From 1985 to 1989, Ms. Ruff worked as an assistant portfolio manager/securities analyst for USLICO. From 1979 to 1985, Ms. Ruff worked as a bank investment officer for First Union Corp. (formerly, First American Bank of Virginia) in McLean, Virginia, where Ms. Ruff managed the bank's federal funds and investment portfolio operations. Ms. Ruff received her bachelor of arts degree in French and Economics from Mary Grove College, at Detroit, Michigan, in 1966.

         Pursuant to an investment advisory agreement between the Separate Account and PADCO, dated November 1, 1996 (the "PADCO Advisory Agreement"), subject to the general supervision and control of the Separate Account's Board of Managers and the officers of the Separate Account, and in conformity with the stated investment objectives, policies, and restrictions of the Separate Account, PADCO will manage the investment and reinvestment of the assets of each of the Subaccounts and determine the composition of assets of each Subaccount, including the purchase, retention, and disposition of securities and other investments. Under the PADCO Advisory Agreement, the Subaccounts each pay PADCO a fee at an annualized rate, based on the average daily net assets of each respective Subaccount, of 0.75% for the Nova Subaccount, the OTC Subaccount, and the Precious Metals Subaccount, 0.90% for the Ursa Subaccount and the Juno Subaccount, and 0.50% for the Bond Subaccount and the Money Market Subaccount. The advisory fee paid by each of the Nova Subaccount, the OTC Subaccount, the Precious Metals Subaccount, the Juno Subaccount, and the Ursa Subaccount, is higher than the advisory fee paid by most other investment companies. See "Costs and Expenses."

          PADCO bears all costs associated with providing these advisory services to the Subaccounts and the expenses of the Managers who are affiliated persons of PADCO. Additional information concerning the PADCO Advisory Agreement and PADCO is set forth in the Statement of Additional Information.

PADCO Service Company, Inc.

         As discussed above, the Subaccounts are provided Contract Owner services, including, among others, asset allocation administrative services, Financial Advisor communications (including receipt of and acting upon transfer requests), bookkeeping, determination of Accumulation Unit Values, and portfolio accounting services, by PADCO Service Company, Inc. (the "Servicer"), a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Managers and the officers of the Separate Account, and pursuant to a Subaccount administration agreement between the Separate Account and the Servicer, dated November 1, 1996. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board of Managers and the President of the Separate Account and the sole controlling person and majority owner of PADCO. The Servicer was incorporated in the State of Maryland on October 6, 1993.

         Pursuant to the Subaccount Administration Agreement, each Subaccount pays the Servicer a fee at an annualized rate, based on the average daily net assets for that Subaccount, of 0.25% for the Nova, Ursa, and Juno Subaccounts, and 0.20% for the OTC, Precious Metals, Bond, and Money Market Subaccounts. The Servicer provides these Subaccounts with all required Subaccount administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; asset allocation bookkeeping, internal accounting, and secretarial services; and the determination of Accumulation Unit Values. See "Costs and Expenses."

          The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to these Subaccounts; each Subaccount reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Subaccount under the Subaccount Administration Agreement. Additional information concerning the Subaccount Administration Agreement and the Servicer is set forth in the Statement of Additional Information.

Costs and Expenses

         Each Subaccount bears all expenses of its operations other than those assumed by PADCO or the Servicer. Subaccount expenses include: the advisory fee; the Subaccount administration fee; custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and Contract Owner reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Managers' fees and expenses; the costs and expenses of surrendering Accumulation Units of a Subaccount; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund or insurance organization; and costs for incoming telephone WATTS lines. In addition, each of the seven Subaccounts pays an equal portion of the fees and expenses for attendance at Manager meetings to the Managers who are not affiliated with or interested persons of PADCO or Great American Reserve.

          During the period from October 24, 1997 to December 31, 1997, fees waived or expenses paid or assumed by PADCO and the Servicer under voluntary agreements described above in Footnote 3 to the "Fees and Expenses of the Subaccounts" table, at page I-11 in Part I of this Prospectus, are subject to full reimbursements whenever the expense ratio of a Subaccount is below the Initial Expense Ratio for that Subaccount or to partial reimbursements whenever the expense ratio of a Subaccount is below the Adjusted Expense Ratio for that Subaccount. During the period from January 1, 1998 to October 24, 1999, fees waived or expenses paid or assumed by PADCO and the Servicer under these voluntary agreements are subject to full reimbursements whenever the expense ratio of a Subaccount is below the Adjusted Expense Ratio for that Subaccount. Under no circumstances would such reimbursements cause a Subaccount expense ratio to exceed the Initial Expense Ratio or the Adjusted Expense Ratio, as applicable. No reimbursement will be made by a Subaccount after October 24, 1999.

         Great American Reserve and PADCO have advanced the organizational expenses of the Separate Account. These expenses (a total of approximately $821,573) will be reimbursed by the Subaccounts and amortized over a five year period. These amortized reimbursements will be allocated among the Subaccounts daily and reconciled and settled monthly on the basis of relative Subaccount net assets.

                                                 TABLE OF CONTENTS
                                        STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

GENERAL INFORMATION AND HISTORY

INVESTMENT POLICIES AND TECHNIQUES OF THE SUBACCOUNTS
         General
         Options Transactions
         Foreign Securities
         Repurchase Agreements
         Borrowing
         When-Issued and Delayed-Delivery Securities
         Portfolio Turnover
         The Benchmarks

INVESTMENT RESTRICTIONS OF THE SUBACCOUNTS

MANAGEMENT OF THE SEPARATE ACCOUNT
         Managers
         Officers
         PADCO Advisors II, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

DETERMINATION OF ACCUMULATION UNIT VALUES

PERFORMANCE INFORMATION

CALCULATION OF RETURN QUOTATIONS

UNDERWRITER OF THE CONTRACTS

INDEPENDENT ACCOUNTANTS

CUSTODY

FINANCIAL STATEMENTS

APPENDIX A

                                                   Rule 497(e)
                                                   Registration No.: 333-03093

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 1996,
                         as supplemented January 1, 1998

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                                       of
                    GREAT AMERICAN RESERVE INSURANCE COMPANY
             Administrative Office: 11815 North Pennsylvania Street,
                             Carmel, Indiana 46032
                              Phone: (800) 437-3506

                  INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                      FLEXIBLE PREMIUMS -- NONPARTICIPATING

                                 Offered through
                         PADCO Financial Services, Inc.
            6116 Executive Boulevard, Suite 400, Rockville, Maryland
                                     20852
                              Phone: (888) 667-4936

         Purchase Payments for the variable annuity contract described in the Prospectus (the "Contract") will be allocated to the Rydex Advisor Variable Annuity Account (the "Separate Account"), a segregated investment account of Great American Reserve Insurance Company ("Great American Reserve"), unless allocation to Great American Reserve's Fixed Account is selected. Initial Purchase Payments allocated to the Separate Account will first be placed in the Money Market Subaccount for the 14 days following the date of issue (the "Contract Date"). You bear the full investment risk with respect to the Separate Account.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Separate Account, dated November 1, 1996, and as supplemented January 1, 1998. The Prospectus may be obtained without charge by writing or calling PADCO Financial Services, Inc., at the addresses or phone numbers set forth above.

                                                 TABLE OF CONTENTS
                                        STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page

GENERAL INFORMATION AND HISTORY

INVESTMENT POLICIES AND TECHNIQUES OF
 THE SUBACCOUNTS
         General
         Options Transactions
         Foreign Securities
         Repurchase Agreements
         Borrowing
         When-Issued and Delayed-Delivery Securities
         Portfolio Turnover
         The Benchmarks

INVESTMENT RESTRICTIONS OF THE SUBACCOUNTS

MANAGEMENT OF THE SEPARATE ACCOUNT
         Managers
         Officers
         PADCO Advisors II, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

DETERMINATION OF ACCUMULATION UNIT VALUES

PERFORMANCE INFORMATION

CALCULATION OF RETURN QUOTATIONS

UNDERWRITER OF THE CONTRACTS

INDEPENDENT ACCOUNTANTS

CUSTODY

FINANCIAL STATEMENTS

APPENDIX A

                         GENERAL INFORMATION AND HISTORY

         Great American Reserve, originally organized in 1937, is principally engaged in the life insurance business in 47 states and the District of Columbia. Great American Reserve is a stock company organized under the laws of the State of Texas and a wholly-owned subsidiary of Conseco, Inc. ("Conseco"). The operations of Great American Reserve are handled by Conseco. Conseco is a publicly-owned financial services holding company, the principal operations of which are in the development, marketing, and administration of specialized annuity and life insurance products. Conseco is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

          The Separate Account was established by Great American Reserve.

                       INVESTMENT POLICIES AND TECHNIQUES
                               OF THE SUBACCOUNTS

         The following discussion supplements the discussion under "Investment Objectives and Policies of the Subaccounts" and "Investment Techniques and Other Investment Policies" in Part II of the Prospectus.

General

         Set forth below is further information relating to the Subaccounts. Portfolio investment advice is provided to each Subaccount by PADCO Advisors II, Inc. ("PADCO"), a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. The investment strategies of the
Subaccounts discussed below, and as discussed in the Separate Account's Prospectus, may be used by a Subaccount if, in the opinion of PADCO, these strategies will be advantageous to the Subaccount. A Subaccount is free to reduce or eliminate the Subaccount's activity in any of those areas without changing the Subaccount's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Subaccount will result in the achievement of the Subaccount's objectives.

Options Transactions

         The Nova Subaccount, The OTC Subaccount, and the Precious Metals Subaccount may buy call options and write (sell) put options on securities, and the Ursa Subaccount may buy put options and write call options on securities for the purpose of realizing the Subaccount's investment objective. By writing a call option on securities, a Subaccount becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Subaccount becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

         During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

Foreign Securities

          The Precious Metals Subaccount may invest in issuers located outside the United States. These purchases may be made by purchasing American Depository Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Precious Metals Subaccount from the foreign settlement risks described below.

         Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

          Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of United States Contract Owners, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

         At the present time, there are five major producers and processors of gold bullion and other precious metals and minerals. In order of magnitude, these producers and processors are: the Republic of South Africa, the former republics of the former Soviet Union, Canada, the United States, and Australia. Political and economic conditions in several of these countries may have a direct effect on the mining, distribution, and price of precious metals and minerals, and on the sales of central bank gold holdings, particularly in the case of South Africa and the former republics of the former Soviet Union. South African mining stocks represent a special risk in view of the history of political unrest in that country. Besides that factor, various government bodies such as the South African Ministry of Mines and the Reserve Bank of South Africa exercise regulatory authority over mining activity and the sale of gold. The policies of these South African government bodies in the future could be detrimental to the Precious Metals Subaccount's objectives.

Repurchase Agreements

          As discussed in the Separate Account's Prospectus, each of the Subaccounts may enter into repurchase agreements with financial institutions. The Subaccounts each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by PADCO. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Subaccount will seek to liquidate such collateral. However, the exercising of each Subaccount's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Subaccount could suffer a loss. The investments of each of the Subaccounts in repurchase agreements, at times, may be substantial when, in the view of the appropriate Subaccount Advisor, liquidity or other considerations so warrant.

Borrowing

         The Nova Subaccount and the Bond Subaccount do not presently, but may in the future, borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Subaccount's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the Accumulation Unit Value of the Subaccount will increase more when the Subaccount's portfolio assets increase in value and decrease more when the Subaccount's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Subaccount and the Bond Subaccount might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Nova Subaccount and the Bond Subaccount intend to use leverage during periods when PADCO believes that the respective Subaccount's investment objective would be furthered.

When-Issued and Delayed-Delivery Securities

         As discussed in the Separate Account's Prospectus, each Subaccount, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis, (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Subaccount will also establish a segregated account with the Subaccount's custodian bank in which the Subaccount will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Portfolio Turnover

         As discussed in the Separate Account's prospectus, PADCO anticipates that owners of the Contract ("Contract Owners") whose Purchase Payments are being allocated to the Subaccounts, as part of an asset allocation or market-timing investment strategy, will frequently transfer amounts allocated under the Contract ("Contract Values") among the Subaccounts. Because each Subaccount's portfolio turnover rate to a great extent will depend on the purchase, withdrawal, and exchange activity of the Subaccount's Contract Owners, it is very difficult to estimate what the Subaccount's actual turnover rate will be in the future.

         "Portfolio Turnover Rate" is defined under the rules of the Securities and Exchange Commission (the "SEC") as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Subaccounts invest since such contracts generally have a remaining maturity of less than one year. All instruments held by a Subaccount during a specified period may have a remaining maturity of less than one year in which case the portfolio turnover rate for that period, under the definition, would be equal to zero. However, because of the nature of the Subaccounts, as described above, it is anticipated that their portfolio turnover will be unusually high.

The Benchmarks

          The S&P500 Index. Standard & Poor's Corporation ("S&P"), a division of The McGraw-Hill Companies, Inc., chooses the 500 stocks comprising the S&P500 Index on the statistical basis of market values and industry diversification. Most of the stocks in the S&P500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and these companies are generally listed on the NYSE. Additional stocks that are not among the 500 largest companies in terms of the aggregate market value of their outstanding stock, are included in the S&P500 Index for diversification purposes. Each stock in the S&P500 Index is weighted by its market value, and inclusion of a stock in the S&P500 Index in no way implies an opinion by the S&P as to the stock's attractiveness as an investment. A Subaccount may use the
S&P500 Index as the standard performance comparison because this index represents approximately 70% of the total market value of all common stocks and is well known to investors. "Standard & Poor's(TM)," "S&P(TM)," "S&P 500(TM)," "Standard & Poor's 500(TM)," and "500(TM)" are trademarks, trade names, and service marks of The McGraw-Hill Companies, Inc.

         Neither the Nova Subaccount nor the Ursa Subaccount is sponsored, endorsed, sold, or promoted by the S&P. The S&P's only relationship to the Nova and Ursa Subaccounts is the use by these Subaccount of the Standard & Poor's(TM), S&P(TM), S&P 500(TM), Standard & Poor's 500(TM), and 500(TM) trademarks or service marks, and certain trade names of the S&P, and the use by these Subaccounts of the S&P500 Index, which is determined, composed, and calculated by the S&P without regard to the Servicer or these Subaccounts, but which is used by these Subaccounts as the benchmark of these Subaccounts.

         The NASDAQ 100 Index(TM). The NASDAQ 100 Index(TM) (NDX) is a capitalization-weighted index composed of 100 of the largest non-financial securities listed on the National Association of Securities Dealers Automated Quotations Stock Market (the "Nasdaq"). The Nasdaq, which represents the fastest-growing stock market in the United States, also is one of the first fully-electronic stock markets in the world. This modern-day securities market began operations in 1971, and today lists more companies than any other market in the United States. The NASDAQ 100 Index(TM), which was created in 1985, is limited to one issue per company. "NASDAQ(TM)," "NASDAQ 100(TM)," "NASDAQ 100 Index(TM)," and "NASD(TM)" are trademarks, trade names, and service marks of the Nasdaq.

          At the time of inclusion in the NASDAQ 100 Index(TM), index securities must have a minimum market value of at least $500 million. Only domestic issues are included in the NASDAQ 100 Index(TM). As of January 31, 1997, the NASDAQ 100 Index(TM) was comprised of the following industry sectors: electronic technology (36.35%); technology services (29.9%); industrial services (20.83%); telecommunications (8.36%); health technology (3.79%); and transportation (0.74%). As used herein, electronic technology describes companies that manufacture computer chips and other computer hardware (such as Intel Corporation, Cisco Systems, Inc., and Apple Computer, Inc.), whereas technology services describes publishers of computer software and operating systems (such as Microsoft Corporation and Oracle Corporation).

         In the event that a security is deleted from the NASDAQ 100 Index(TM), the largest non-financial issue not then included in the NASDAQ 100 Index(TM) which meets the applicable criteria of the NASDAQ 100 Index(TM) will be substituted. The Nasdaq and its affiliates (collectively, the "NASDAQ") have established procedures for and controls over, substitutions of securities, and may periodically, at the NASDAQ's discretion, make changes in component stocks so that the NASDAQ 100 Index(TM) will more accurately reflect the overall composition of the non-financial sector of the Nasdaq. Each security in the NASDAQ 100 Index(TM) is represented by the security's market capitalization in relation to the total market value of the NASDAQ 100 Index(TM). Companies are selected for inclusion in the NASDAQ 100 Index(TM) using criteria that includes company trading volume, company visibility, continuity of the components in the NASDAQ 100 Index(TM), and a good mix of industries represented on the Nasdaq. Chicago Board Options Exchange, the largest options exchange in the world, began trading NASDAQ 100 Index(TM) options on February 7, 1994.

         The OTC Subaccount is not sponsored, endorsed, sold, or promoted by the Nasdaq or any of the Nasdaq's affiliates (the Nasdaq and its affiliates hereinafter collectively referred to as the "NASDAQ"). The NASDAQ's only relationship to the OTC Subaccount is the use by the OTC Subaccount of the NASDAQ 100(TM), NASDAQ 100 Index(TM), NASDAQ(TM), and NASD(TM) trademarks or service marks, and certain trade names of the NASDAQ, and the use of the NASDAQ 100 Index(TM), which is determined, composed, and calculated by the NASDAQ without regard to the Servicer or the Subaccounts, but which is used by the OTC Subaccount as the OTC Subaccount's benchmark.

         The XAU Index. The Philadelphia Stock Exchange (the "XAU") Gold/Silver Index(TM) (the "XAU Index") is a capitalization-weighted index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. The XAU Index was set to an initial value of 100 in January 1979. The following issuers are currently included in the XAU Index: ASA Limited; Barrick Gold Corp.; Battle Mountain Gold Co.; Echo Bay Mines Limited; Hecla Mining Co.; Homestake Mining Co.; Newmont Mining Corp.; Placer Dome Inc.; Pegasus Gold, Inc.; TVX Gold, Inc.; and Coeur D'Alene Mines Corp. While the majority of these companies are based in North America, these companies generally also have operations in countries based outside North America. "Philadelphia Stock Exchange Gold/Silver Index(TM)," "Philadelphia Stock Exchange(TM)," "PHLX(TM)," and "XAU Index" are trademarks, trade names, and service marks of the XAU.

         The Precious Metals Subaccount is not sponsored, endorsed, sold, or promoted by the XAU. The XAU's only relationship to the Precious Metals Subaccount is the use by the Precious Metals Subaccount of the Philadelphia Stock Exchange Gold/Silver Index(TM), Philadelphia Stock Exchange(TM), PHLX(TM), and XAU Index trademarks or service marks, and certain trade names of the XAU, and the use of the XAU Index, which is determined, composed, and calculated by the XAU without regard to the Servicer or the Subaccounts, but which is used by the Precious Metals Subaccount as the Precious Metals Subaccount's benchmark.

          The Long Bond. The Long Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years. At this time, the 30-year U.S. Treasury bond is issued three times a year. In the future, the U.S. Treasury may change the number of times each year that the Long Bond is issued.

          NONE OF THE S&P, THE NASDAQ, AND THE XAU: (1) HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE SUBACCOUNTS OR THE CONTRACT OWNERS OF THE SUBACCOUNTS INTO CONSIDERATION IN DETERMINING, COMPOSING, OR CALCULATING THE S&P500 INDEX, THE NASDAQ 100 INDEX, AND THE XAU INDEX, RESPECTIVELY; (2) IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE CALCULATION OF ANY SUBACCOUNT'S ACCUMULATION UNIT VALUE, IN THE DETERMINATION OF THE TIMING OR PRICES AT, OR QUANTITIES OF THE SUBACCOUNTS OR THE ACCUMULATION UNITS TO BE ISSUED, OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH ACCUMULATION UNITS MAY BE CONVERTED INTO CASH; (3) IS A DISTRIBUTOR OF THE SUBACCOUNTS; (4) HAS ANY OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE SUBACCOUNTS; AND (5) HAS NOT PASSED ON THE LEGALITY OR SUITABILITY OF, OR THE ACCURACY OR ADEQUACY OF DESCRIPTIONS AND DISCLOSURES RELATING TO, THE SUBACCOUNTS.

         NONE OF THE S&P, THE NASDAQ, AND THE XAU: (1) GUARANTEES THE ACCURACY, COMPLETENESS, AND/OR THE UNINTERRUPTED CALCULATIONS OF THE S&P500 INDEX, THE NASDAQ 100 INDEX(TM), AND THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN; (2) MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SUBACCOUNTS, THE CONTRACT OWNERS OF THE SUBACCOUNTS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE S&P500 INDEX, THE NASDAQ 100 INDEX(TM), AND THE XAU INDEX, RESPECTIVELY, OR ANY DATA INCLUDED THEREIN, REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SUBACCOUNTS PARTICULARLY, OR THE ABILITY OF THE S&P500 INDEX, THE NASDAQ 100 INDEX(TM), AND THE XAU INDEX, RESPECTIVELY, TO TRACK GENERAL STOCK MARKET PERFORMANCE; AND (3) MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS, FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P500 INDEX, THE NASDAQ 100 INDEX(TM), AND THE XAU INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL EITHER THE S&P, THE NASDAQ, OR THE XAU HAVE ANY LIABILITY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OR THE POSSIBILITY OF SUCH DAMAGES.

         CERTAIN MATERIALS USED BY THE SERVICER, PADCO, PFS, AND GREAT AMERICAN RESERVE RELATING TO THE CREATION AND ISSUANCE, MARKETING, AND PROMOTION OF THE SEPARATE ACCOUNT AND THE SUBACCOUNTS MAY INDICATE THAT: (1) THE S&P500 INDEX, NASDAQ 100 INDEX(TM), OR THE XAU INDEX, AS APPLICABLE, AND IN ACCORDANCE WITH ANY APPLICABLE FEDERAL AND STATE SECURITIES LAW, SERVES AS A BASIS FOR DETERMINING THE COMPOSITION OF A SUBACCOUNT'S PORTFOLIO; AND (2) THE S&P, THE NASDAQ, AND THE XAU ARE THE RESPECTIVE SOURCES OF THE S&P500 INDEX, NASDAQ 100 INDEX(TM), AND THE XAU INDEX.

                                          INVESTMENT RESTRICTIONS OF THE
                                                    SUBACCOUNTS

         As described in the section of the Prospectus entitled "Investment Objectives and Policies," each of the Subaccounts has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding units of interest in the Subaccount ("Accumulation Units"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As relevant, the term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of Subaccount Accumulation Units present at a meeting of Contract Owners, if the holders of more than 50% of the outstanding Accumulation Units of the Subaccount are present or represented by proxy; or (ii) more than 50% of the outstanding Subaccount Accumulation Units. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from a Subaccount's portfolio. Policies 1 to 19 below are fundamental investment policies of each affected Subaccount and may not be changed without a vote of the Contract Owners with Contract Value allocated to the Subaccount.

  The following restriction is applicable to all Subaccounts:

  A Subaccount shall not:

     1. Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Subaccount's total assets to be invested in the securities of any one issuer (excluding U.S. Government Securities) or cause more than 10% of the voting securities of the issuer to be held by the Subaccount, except that up to 25% of the value of each Subaccount's total assets may be invested without regard to these restrictions.

     2.   Invest 25% or more of the value of the  Subaccount's  total  assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that the Precious Metals Subaccount will invest 25% or more of the value of the Precious Metals Subaccount's total assets in the securities in the metals-related and minerals-related industries; and except that, to the extent that the benchmark index selected for a particular Subaccount is concentrated in a particular industry, that Subaccount will be concentrated in that industry, but will not otherwise be concentrated. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

          The following restrictions are applicable to all Subaccounts other than the Money Market Subaccount:

  A Subaccount shall not:

     3. Lend any security or make any other loan if, as a result, more than 331/3% of the value of the Subaccount's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Subaccount's investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities, or
          (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

     4.   Underwrite securities of any other issuer.

     5. Purchase, hold, or deal in real estate or oil and gas interests, although the Subaccount may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Subaccount as a result of the ownership of securities.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Subaccount may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 6, 8, 9, 10, 11, and 12, as applicable to the Subaccount.

     7. Pledge, mortgage, or hypothecate the Subaccount's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and
          (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     8. Invest in commodities except that (i) the Subaccount may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed- delivery basis, and (ii) the Precious Metals Subaccount may invest in precious metals and precious minerals.

         The following restriction is applicable to the Ursa Subaccount, the OTC Subaccount, the Precious Metals Subaccount, the Juno Subaccount, and the Money Market Subaccount:

   A Subaccount shall not:

     9. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Subaccount's total assets from a bank or (ii) in an amount up to one-third of the value of the Subaccount's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Subaccount to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. The Juno Subaccount shall not make purchases while borrowing in excess of 5% of the value of its total assets. For purposes of this limitation, Subaccount assets invested in reverse repurchase agreements are included in the amounts borrowed.

          The following restriction is applicable to the Nova Subaccount, the OTC Subaccount, the Precious Metals Subaccount, and the Bond Subaccount:

   A Subaccount shall not:

     10. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for short- term credits necessary for the clearance of transactions. The deposit or payment by the Subaccount of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Subaccount may engage in short sales if, at the time of the short sale, the Subaccount owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box"); except that the Bond Subaccount may not engage in short sales against the box.

          The following restriction is applicable to the Nova Subaccount and the Bond Subaccount:

    A Subaccount shall not:

     11. Borrow money, except the Subaccount may borrow money (i) from a bank in an amount not in excess of 331/3% of the total value of the Subaccount's assets (including the amount borrowed) less the Subaccount's liabilities (not including the Subaccount's borrowings), and (ii) for temporary purposes in an amount not in excess of 5% of the total value of the Subaccount's assets.

          The following restriction is applicable to the Ursa Subaccount and the Juno Subaccount:

   A Subaccount shall not:

     12. Make short sales of portfolio securities or maintain a short position unless at all times when a short position is open (i) the Subaccount maintains a segregated account with the Subaccount's custodian to cover the short position in accordance with the position of the SEC or
          (ii) the Subaccount owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

          The  following   restrictions  are  applicable  to  the  Money  Market
Subaccount:

    The Subaccount shall not:

     13. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

     14. Lend the Subaccount's portfolio securities in excess of 15% of the Subaccount's total assets. Any loans of the Subaccount's portfolio securities will be made according to guidelines established by the Board of Managers of the Separate Account, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

     15. Issue senior securities, except as permitted by the Subaccount's investment objectives and policies.

     16.  Write or purchase put or call options.

     17. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

     18. Mortgage, pledge, or hypothecate the Subaccount's assets except to secure permitted borrowings. In those cases, the Subaccount may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets of the Subaccount at the time of the borrowing.

     19. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for short-term credits necessary for the clearance of transactions.

         The Managers have adopted additional investment restrictions for each Subaccount. These restrictions are not fundamental investment policies, but rather are operating policies of each Subaccount, as indicated, and may be changed by the Managers without Contract Owner approval. With respect to each of the Subaccounts, except as otherwise indicated, these additional investment restrictions adopted by the Managers, to date, are as follows:

     1.   The Subaccount will not invest in warrants.

     2.   The Subaccount will not invest in real estate limited partnerships.

     3. The Subaccount will not invest in mineral leases; except that the Precious Metals Subaccount may invest in mineral leases although the Precious Metals Subaccount does not presently intend to invest in such leases.

  In addition, none of the Subaccounts presently intends:

     1. To enter into currency transactions; except that the Precious Metals Subaccount may enter into currency transactions although the Precious Metals Subaccount does not presently intend to enter into such transactions.

     2. To purchase illiquid securities. If in the future, a Subaccount does purchase illiquid securities, the Subaccount will not invest more than 15% of its assets in illiquid securities; except that the Money Market Subaccount will not invest more than 10% of its assets in illiquid securities. Each Subaccount will adhere to a more restrictive limitation on the Subaccount's investment in illiquid securities as required by the insurance laws of those jurisdictions where Subaccount Accumulation Units are offered for sale.

     3. To purchase and sell real property (including limited partnership interests), to purchase and sell securities that are secured by real estate or interests therein, to purchase mortgage-related securities, or to hold and sell real estate acquired for the Subaccount as a result of the ownership of securities.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Subaccount's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

                                   MANAGEMENT
                             OF THE SEPARATE ACCOUNT

         The Board of Managers of the Separate Account (the "Managers") are responsible for the general supervision of the Separate Account's business. The day-to-day operations of the Separate Account are the responsibilities of the Separate Account's officers. The names, addresses, and ages of the Managers of the Separate Account and the officers of the Separate Account, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Managers will be paid by the Separate Account.

Managers

Albert P. Viragh, Jr. (56)*

         Chairman of the Board of Managers  and the  President  of the  Separate
         Account; Chairman of the Board, President, and Treasurer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Chairman of the Board of Trustees and President of Rydex Series Trust, a registered investment company; Chairman of the Board, President, and Treasurer of PADCO Advisors, Inc., investment adviser to Rydex Series Trust, 1993 to present; portfolio manager of the Ursa Fund, a series of Rydex Series Trust, 1994 to present; Chairman of the Board, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Separate Account, 1993 to present; Chairman of the Board, President, Treasurer, and Principal of PADCO Financial Services, Inc., a registered broker-dealer firm and the Separate Account's principal underwriter, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

Corey A. Colehour (52)

          Manager of the Separate Account; Trustee of Rydex Series Trust, 1993 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address:
          1489 West Briarwood Avenue, Littleton, Colorado 80120.

J. Kenneth Dalton (56)

          Manager of the Separate Account; Trustee of Rydex Series Trust, 1995 to present; Mortgage Banking Consultant and Investor, The Dalton
          Group, April 1995 to present; President, CRAM Mortgage Group, Inc. 1966 to April 1995. Address: 3613 Lands Ends, Fort Worth, Texas 76109.

Roger Somers (53)

          Manager of the Separate Account; Trustee of Rydex Series Trust, 1993 to present; President, Arrow Limousine, 1963 to present. Address: 72 Sugar Maple Lane, Tinton Falls, New Jersey 07724.

L. Gregory Gloeckner (44)*

         Manager of the Separate Account; Senior Vice President, Conseco, Inc., October 1994 to present; Vice President, Continuum, August to October 1994; Vice President, Variable Product Administration, Monarch Life Insurance Company and First Variable Life Company, 1993 to 1994; self-employed consultant from 1991 to 1993; and Vice President, Beneficial Standard Life Insurance Company, 1989 to 1991. Address:
         11815 North Pennsylvania Street, Carmel, Indiana 46032.

-------------------------

* This Manager is deemed to be an "interested person" of the Separate Account, within the meaning of Section 2(a)(19) of the 1940 Act, because this person is affiliated with PADCO, as described herein.

Officers

Robert M. Steele (39)

         Secretary and Vice President of the Separate Account, June 1996 to present; Vice President of PADCO Advisors II, Inc., 1995 to present; Secretary and Vice President of Rydex Series Trust, 1995 to present; Vice President of PADCO Advisors, Inc., 1994 to present; Vice President of PADCO Financial Services, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

Carl G. Verboncoeur (44)

         Vice President of Operations and Treasurer of the Separate Account, since June 1997; Vice President of Operations of Rydex Series Trust, since June 1997; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President, Perpetual Savings Bank, 1987 to 1993. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

Michael P. Byrum (27)

         Assistant Secretary of the Separate Account, June 1996 to present; Employee and senior portfolio manager of PADCO Advisors II, Inc., 1995 to present; Assistant Secretary of Rydex Series Trust, 1993 to present; Employee and senior portfolio manager of PADCO Advisors, Inc., 1993 to present; Secretary and Principal of PADCO Financial Services, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993; Student, Miami University, of Oxford, Ohio (B.A., Business Administration,
         1992). Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

Sothara Chin (31)

         Compliance  Officer  of the  Separate  Account,  June 1996 to  present;
         Compliance Officer of PADCO Advisors II, Inc., 1996 to present; Compliance Officer of Rydex Series Trust, 1996 to present; Compliance Officer of PADCO Advisors, Inc., 1996 to present; Compliance Officer of PADCO Service Company, Inc., 1996 to present; Compliance Officer and Principal of PADCO Financial Services, Inc., 1996 to present; Compliance Officer of USLICO Securities Corporation, an insurance-affiliated broker-dealer company, 1990 to 1996. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

         Messrs. Colehour, Dalton, and Somers comprise the Audit Committee of the Managers. The Audit Committee reviews, and re ports to the Managers on the scope and results of, the Separate Account's audits and related matters.

         The Separate Account pays each Manager who is not an interested person of the Separate Account and Great American Reserve $1,500 per meeting attended and reimbursement for actual out-of-pocket expenses relating to attendance at meetings.

PADCO Advisors II, Inc.

         PADCO, which has its office at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, provides the Subaccounts with investment advisory services. PADCO was incorporated in the State of Maryland on July 5, 1994. Albert P. Viragh, Jr., the Chairman of the Board of Managers of the Separate Account and the President of PADCO, owns a controlling interest in PADCO.

         Under an investment advisory agreement with PADCO, dated November 1, 1996, PADCO serves as the investment adviser for each Subaccount and provides investment advice to the Subaccounts and oversees the day-to-day operations of the Subaccounts, subject to direction and control by the Managers. Pursuant to the advisory agreement with PADCO, the Subaccounts pay PADCO the following fees at an annual rate based on the average daily Accumulation Units for each respective Subaccount, as set forth below:

                  Nova Subaccount                                      0.75%
                  Ursa Subaccount                                      0.90%
                  OTC Subaccount                                       0.75%
                  Precious Metals Subaccount                           0.75%
                  Bond Subaccount                                      0.50%
                  Juno Subaccount                                      0.90%
                  Money Market Subaccount                              0.50%

         PADCO manages the investment and the reinvestment of the assets of each of the Subaccounts, in accordance with the investment objectives, policies, and limitations of the Subaccount, subject to the general supervision and control of the Managers. PADCO bears all costs associated with providing these advisory services and the expenses of the Managers of the Separate Account who are affiliated with or interested persons of PADCO.

         To limit the expenses of the Subaccounts during their initial period of operations, PADCO and the Servicer voluntarily agreed to waive their respective fees and to bear any Subaccount expenses through June 30, 1997 (and such later date as PADCO and the Servicer may determine), which would cause the ratios of expenses to average net assets for the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, Juno, and Money Market Subaccounts to exceed 2.80%, 2.90%, 2.80%, 2.80%, 2.40%, 2.90%, and 2.20%, respectively. Effective July 1, 1997,
PADCO and the Servicer voluntarily agreed to extend these existing expense limitations for a period of six months through December 31, 1997, and these expense limitations may be continued thereafter at the discretion of PADCO and the Servicer. Fees waived or expenses paid or assumed by PADCO and the Servicer under these voluntary agreements, after October 24, 1997, are subject to reimbursement to PADCO and the Servicer by each of the Nova, Ursa, OTC, Precious Metals, U.S. Government Bond, Juno, and Money Market Subaccounts whenever the expense ratio of each such Subaccount is below 2.80%, 2.90%, 2.80%, 2.80, 2.40%, 2.90%, and 2.20%, respectively; however, no reimbursement will be made by a Subaccount after October 24, 1999.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the general supervision by the Managers, PADCO is responsible for decisions to buy and sell securities for each of the
Subaccounts, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. PADCO expects that the Subaccounts may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

          PADCO, and its affiliates (collectively, the "PADCO Advisors"), may serve as investment managers to a number of clients, including other investment companies. It is the practice of the PADCO Advisors to cause purchase and sale transactions to be allocated among the Subaccounts and others whose assets the PADCO Advisors manage as the PADCO Advisors deem equitable. The main factors considered by the PADCO Advisors in making such allocations among the Subaccounts and other client accounts of the PADCO Advisors are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Subaccounts and the other client accounts.

         The policy of each Subaccount regarding purchases and sales of securities for the Subaccount's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Subaccount's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Subaccount believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Subaccount and the PADCO Advisors from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the PADCO Advisors rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

         Purchases and sales of obligations of the U.S. Treasury, or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government ("U.S. Government Securities"), are normally transacted through issuers, underwriters, or major dealers in U.S. Government Securities acting as principals. These transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         Portfolio turnover rate is defined as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, it is anticipated that a Subaccount's policy of investing in government securities with remaining maturities of less than one year will not result in a quantifiable portfolio turnover rate. However, because of the short-term nature of a Subaccount's portfolio securities, it is anticipated that the number of purchases and sales or maturities of such securities will be substantial. Nevertheless, as brokerage commissions are not normally charged on purchases and sales of these securities, the large number of these transactions does not have an adverse effect upon the net yield and the current market value of the Accumulation Units of the Subaccount. See "Determination of Accumulation Unit Values" in this Statement of Additional Information.

          In seeking to implement a Subaccount's policies, the PADCO Advisors effect transactions with those brokers and dealers whom the PADCO Advisors believe provide the most favorable prices and are capable of providing efficient executions. If the PADCO Advisors believe such prices and executions are obtainable from more than one broker or dealer, the PADCO Advisors may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Subaccount or the PADCO Advisors. These services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

         If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the PADCO Advisors, for the additional services.

         The information and services received by the PADCO Advisors from brokers and dealers may be of benefit to the PADCO Advisors in the management of accounts of some of the PADCO Advisors' other clients and may not in all cases benefit a Subaccount directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the PADCO Advisors and thereby reduce the PADCO Advisors' expenses, this information and these services are of indeterminable value and the advisory fees paid to the PADCO Advisors are not reduced by any amount that may be attributable to the value of such information and services.

                    DETERMINATION OF ACCUMULATION UNIT VALUES

         The current market values of the Accumulation Units (the "Accumulation Unit Values") for each of the Nova, Ursa, Metals, and OTC Subaccounts are determined each day on which the New York Stock Exchange (the "NYSE") is open for business as of the close of normal trading on the NYSE (currently 4:00 P.M., Eastern Time). The Accumulation Unit Values for the Money Market Subaccount are determined at 4:00 P.M., Eastern Time, each day on which both the NYSE and the Federal Reserve Bank of New York (the "New York Fed") are open for business. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997 and 1998: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any of these holidays falls on a Sunday.

         The Accumulation Unit Values for each of the Bond and Juno Subaccounts are determined each day on which the Chicago Board of Trade (the "CBOT") is open for trading futures contracts on U.S. Treasury bonds as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). Currently, the CBOT is closed on weekends, and the following holiday closings have been scheduled for 1997 and 1998: (i) New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, July Fourth, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

         To the extent that portfolio securities of a Subaccount are traded in other markets on days when the Subaccount's principal trading market(s) is closed, the Subaccount's Accumulation Unit Value may be affected on days when investors do not have access to the Subaccount to purchase or redeem shares. Although the Separate Account expects the same holiday schedules to be observed in the future, the NYSE, the CBOT, and the New York Fed each may modify its holiday schedule at any time.

         For purposes of determining the Accumulation Unit Value of a Subaccount, options and futures contracts will be valued 15 minutes after the 4:00 P.M., Eastern Time, close of trading on the NYSE, except that U.S. Treasury bond options and futures contracts traded on the CBOT will be valued at 3:00 P.M., Eastern Time, the close of trading of that exchange. Options on securities and indices purchased by a Subaccount generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.

         OTC securities held by a Subaccount shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Subaccount that are listed on a national exchange or foreign stock exchange are taken at the last sales price of such securities on that exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Managers. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Separate Account is informed after the ex-dividend date.

          Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Managers, which procedures may include the delegation of certain responsibilities regarding valuation to PADCO or the officers of the Separate Account. PADCO and officers of the Separate Account report, as necessary, to the Managers regarding portfolio valuation determination. The Managers, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Subaccounts are valued at fair value.

         Rule 2a-7 under the 1940 Act (the "Rule") requires that the Money Market Subaccount limit its investments to U.S. dollar-denominated instruments which the Managers determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Money Market Subaccount to maintain a dollar-weighted average portfolio maturity (not more than ninety days) appropriate to the Money Market Subaccount's objective of seeking to provide current income consistent with stability of capital and liquidity and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than ninety days, the Money Market Subaccount would be required to invest its available cash in such a manner as to reduce such maturity to ninety days or less as soon as reasonably practicable.

         Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Money Market Subaccount's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or, in the case of an instrument called for redemption, the date on which the redemption payment must be made.

          A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         An Eligible  Security is defined in the Rule to mean a security  which:
(a) has a remaining maturity of thirteen months or less; (b) either (i) is rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NSRO has issued a short-term rating with respect to the security, then by that NSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Managers to be of comparable quality to any such rated security.

         As permitted by the Rule, the Managers have delegated to PADCO, the Separate Account's investment adviser, subject to oversight by the Managers pursuant to guidelines and procedures adopted by the Managers, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

                             PERFORMANCE INFORMATION

Total Return Calculations

          From time to time, each of the Subaccounts (other than the Money Market Subaccount) may include its total return for prior periods in advertisements or reports to Contract Owners or prospective Contract Owners. Quotations of average annual total return for a Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Subaccount over a period of at least 1, 5, and 10 years (up to the life of the Subaccount) (the ending date of the period will be stated), or for the life of the Subaccount. Other total return quotations, aggregate over other time periods for the Subaccount, also may be included. Total return of a Subaccount is calculated from two factors: the amount of dividends earned by each Subaccount unit and by the increase or decrease in value of the Subaccount's unit value.

         The total return of a Subaccount for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Subaccount from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current Accumulation Unit Value and that all income dividends or capital gains distributions during the period are reinvested in Accumulation Units of the Subaccount at Accumulation Unit Value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance.

         Average annual total return quotations for various periods are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending contract value available for withdrawal. A more-detailed description of the method by which the total return of a Subaccount is calculated is contained in this Statement of Additional Information under "Calculation of Return Quotations."

Comparisons of Investment Performance

         Performance information for each of the Subaccounts contained in reports to Contract Owners or prospective Contract Owners, advertisements, and other promotional literature may be compared to the record of various unmanaged indexes for the same period. In conjunction with performance reports, promotional literature, and/or analyses of Contract Owner service for a Subaccount, comparisons of the performance information of the Subaccount for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital

International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a Subaccount's investment performance.

         In particular, performance information for the Nova Subaccount, the Ursa Subaccount, and the Precious Metals Subaccount may be compared to various unmanaged indexes, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index(TM) (the "S&P500 Index") or the Dow Jones Industrial Average. Performance information for the Precious Metals Subaccount also may be compared to its current benchmark, the Philadelphia Stock Exchange Gold/Silver Index(TM) (the "XAU Index"). Performance information for the OTC Subaccount may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the NASDAQ 100 Index(TM), and the NASDAQ Composite Index(TM). The NASDAQ Composite Index(TM) comparison may be provided to show how the OTC Subaccount's total return compares to the record of a broad average of over-the-counter stock prices over the same period. The OTC Subaccount has the ability to invest in securities not included in the NASDAQ 100 Index(TM) or the NASDAQ Composite Index(TM), and the OTC Subaccount's investment portfolio may or may not be similar in composition to NASDAQ 100 Index(TM) or the NASDAQ Composite Index(TM). The NASDAQ Composite Index(TM) is based on the prices of an unmanaged group of stocks and, unlike the OTC Subaccount's returns, the returns of the NASDAQ Composite Index(TM), and such other unmanaged indexes, may assume the reinvestment of dividends, but generally do not reflect payments of brokerage commissions or deductions for operating costs and other expenses of investing. Performance information for the Bond Subaccount and the Juno Subaccount may be compared to the price movement of the current Long Treasury Bond (the "Long Bond") and to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index(TM). Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses.

          In  addition,   rankings,   ratings,  and  comparisons  of  investment
performance and/or assessments of the quality of Contract Owner service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., the Morningstar Variable Annuity/Life Reporter, VARDS, and similar sources which utilize information compiled (i) internally,
(ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The Morningstar Variable Annuity/Life Reporter consists of nearly 700 variable life and annuity funds, all of which report their data net of investment advisory fees, direct operating expenses, and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. The total return of each Subaccount (other than the Money Market Subaccount) may be compared to the performance of broad groups of comparable subaccounts or mutual funds with similar investment goals, as described below, and as such performance is tracked and published by such independent organizations as Lipper, and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Subaccount will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Accordingly, the Lipper ranking and comparison, which may be used by the Separate Account in performance reports, will be drawn from the "Capital Appreciation Subaccounts" grouping for each of the Nova Subaccount and the Ursa Subaccount, from the "Small Company Growth Subaccounts" grouping for the OTC Subaccount, from the "Precious Metals Subaccounts" grouping for the Precious Metals Subaccount, and from the "Bond Subaccounts" grouping for the Bond Subaccount and the Juno Subaccount. In addition, the broad-based Lipper groupings may be used for comparison to any of the Subaccounts. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in all Subaccounts are always changing, a Subaccount may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

          In addition, to the extent permitted by the applicable rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., performance information for each of the Subaccounts contained in reports to Contract Owners or prospective Contract Owners, advertisements, and other promotional literature may be compared to the performance of comparable subaccounts or mutual funds with similar investment goals.

                                         CALCULATION OF RETURN QUOTATIONS

         For purposes of quoting and comparing the performance of a Subaccount (other than the Money Market Subaccount) to that of relevant market indexes in advertisements or in reports to Contract Owners, performance for the Subaccount may be stated in terms of average annual total return. Total return is calculated according to the following formula:

                                 P(1+T)n=ERV

         Where:      P =   a hypothetical initial payment of $1,000;

                     T =   average annual total return;

                     n =   number of years (1, 5, or 10); and

                    ERV =  ending Contract Value available
                           for withdrawal of a
                           hypothetical $1,000 payment,
                           made at the beginning of the 1,
                           5, or 10 year periods, at the
                           end of the 1, 5, or 10 year
                           periods (or fractional portion
                           thereof).

          Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Separate Account. In calculating the ending redeemable value, all dividends and distributions by a Subaccount are assumed to have been reinvested. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. The deduction for the asset allocation on advisory fee will be included in the determination of standard total return in any performance advertising for the Subaccounts.

         From time to time, each Subaccount, other than the Money Market Subaccount, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Subaccount with other measures of investment return. For example, in comparing the total return of a Subaccount with data published by Lipper Analytical Services, Inc., or with the performance of the S&P500 Index or the Dow Jones Industrial Average for each of the Nova Subaccount and the Ursa Subaccount, the NASDAQ 100 IndexTM for the OTC Subaccount, the XAU Index for the Metals Subaccount, and the Lehman Government (LT) Index for the Bond Subaccount and the Juno Subaccount, each respective Subaccount calculates its aggregate total return for the specified periods of time by assuming the allocation of $10,000 to the Subaccount and assuming the reinvestment of each dividend or other distribution at Accumulation Unit Value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Each Subaccount may show nonstandardized total returns and average annual total returns that do not include sales loads, which, if included, would reduce the percentage reported. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

                          UNDERWRITER OF THE CONTRACTS

         PADCO Financial Services, Inc. ("PFS"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, is the principal underwriter of the Contracts. The offering of the Contracts is continuous, although Great American Reserve has reserved the right to suspend the offer and sale of the Contracts whenever, in its opinion, market or other conditions make a suspension appropriate. The Contracts are sold by authorized broker-dealers, including registered representatives of PFS. These registered representatives are also Great American Reserve's licensed insurance agents. Great American Reserve, from its general account, pays commissions to PFS not to exceed 6.0% of Purchase Payments.

                             INDEPENDENT ACCOUNTANTS

         The financial statements of Great American Reserve and the Statement of Assets and Liabilities of the Separate Account included in the Prospectus and the Statement of Additional Information have been examined by Coopers & Lybrand LLP, independent accountants, for the periods indicated in their reports as stated in their opinions, and have been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

                                     CUSTODY

         Boston Safe Deposit and Trust Company, a Massachusetts trust company with its principal place of business at One Boston Place, Boston, Massachusetts 02108, acts as the Custodian bank for the Separate Account and each of the Subaccounts. The securities of the Subaccount are held by the Custodian in the federal book-entry system pursuant to a custodial agreement.

                              FINANCIAL STATEMENTS

          Financial statements of Great American Reserve, for the fiscal year ended December 31, 1996, included herein, should be considered only as bearing on the ability of Great American Reserve to meet its obligations under the Contract. Unaudited financial statements of the Separate Account, for the period from May 7, 1997 (the date that the Separate Account commenced perations), through June 30, 1997, found at the end of this Statement of Additional Information, are included in the Separate Account's Semi-Annual Report, which was filed on Form N-30D with the SEC via EDGAR transmission on September 2, 1997. A copy of the Separate Account's Semi-Annual Report may be obtained without charge by contacting the Separate Account at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Separate Account at
(888) 667-4936.

                                                    APPENDIX A

                                             COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

         Commercial paper rated "Prime" by Moody's Investors Service, Inc. ("Moody's"), is based upon Moody's evaluation of many factors including: (1) the management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated "Prime-1," "Prime-2," or "Prime-3" by Moody's.

         "Prime-1" indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

         "Prime-2" indicates a strong capacity for repayment of short-term promissory obligations. This repayment capacity normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Standard & Poor's Rating Group

         Commercial  paper  rated by  Standard  & Poor's  Rating  Group  has the following characteristics: (1) liquidity ratios adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

         A-1 -- This designation rating indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 -- The capacity for timely payment on issues with this designation rating is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

Fitch Investors Service, Inc.

         Commercial paper rated by Fitch Investors Service, Inc. ("Fitch"), reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as "F-1," "F-2," "F-3," or "F-4."

         F-1 -- This designation rating indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

         F-2 -- Commercial paper issues assigned this designation rating reflect an assurance of timely payment only slightly less in degree than those issues rated "F-1."

Duff and Phelps Credit Rating Co.

         Short-term ratings by Duff & Phelps Credit Rating Co. ("Duff") are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         An emphasis of Duff's short-term ratings is placed on "liquidity," which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

         The distinguishing feature of Duff's short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff has incorporated gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

         Duff 1+ -- This designation rating indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          Duff 1 -- This  designation  rating indicates a very high certainty of
timely  payment.   Liquidity   factors  are  excellent  and  supported  by  good
fundamental protection factors. Risk factors are minor.

         Duff 2 -- This designation rating indicates a good certainty of timely payment. Liquidity factors and company fundamental are sound. Although ongoing funding needs may enlarge total financing requirements, access capital markets is good. Risk factors are small.

IBCA, Inc.

         In addition to conducting a careful review of an institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies that the analysts cover.

         IBCA's analysts speak the languages of the countries that the analysts cover, which is essential to maximize the value of their meetings with management and to analyze properly a company's written materials. IBCA's analysts also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

         Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, these data are taken into account by IBCA when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit the correction of any factual errors and to enable the clarification of issues raised.

         IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following these committee meetings, IBCA ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

         A1+ -- This designation rating indicates obligations supported by the highest capacity for timely repayment.

         A1 -- This designation rating indicates obligations supported by a very strong capacity for timely repayment.

          A2 -- This designation rating indicates obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

                         AUDITED FINANCIAL STATEMENTS OF
                     GREAT AMERICAN RESERVE INSURANCE COMPANY

                 (For Great American Reserve Insurance Company's
                       Fiscal Year Ended December 31, 1996)

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Great American Reserve Insurance Company

     We have audited the accompanying balance sheet of Great American Reserve Insurance Company (the "Company") as of December 31, 1996 and 1995, and the related statements of operations, shareholder's equity and cash flows for the year ended December 31, 1996 and the four months ended December 31, 1995. We have also audited the accompanying statements of operations, shareholder's equity and cash flows of the Company for the eight months ended August 31, 1995, and the year ended December 31, 1994, based on the basis of accounting applicable to periods prior to the adoption of push down accounting upon Conseco, Inc.'s purchase of all common shares of the Company it did not previously own (see note 1 of the notes to financial statements regarding the adoption of push down accounting). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great American Reserve Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the year ended December 31, 1996, the four months ended December 31, 1995, the eight months ended August 31, 1995 and the year ended December 31, 1994, in conformity with generally accepted accounting principles.

                                              COOPERS & LYBRAND L.L.P.

Indianapolis, Indiana
March 14, 1997







                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                                  BALANCE SHEET
                           December 31, 1996 and 1995
                              (Dollars in millions)


                                     ASSETS

                                                                              1996             1995
                                                                                           ----             ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       1996 - $1,810.8; 1995 - $1,980.1)...............................................    $1,795.1          $2,030.9
    Mortgage loans.....................................................................        77.3              95.5
    Credit-tenant loans................................................................        93.4              79.4
    Policy loans.......................................................................        80.8              84.7
    Other invested assets .............................................................        89.0              37.8
    Short-term investments.............................................................        14.8              19.0
    Assets held in separate accounts...................................................       232.4             137.5
                                                                                           --------          --------

          Total investments............................................................     2,382.8           2,484.8


Accrued investment income..............................................................        32.9              34.0
Cost of policies purchased.............................................................       143.0             120.0
Cost of policies produced..............................................................        38.2              24.0
Reinsurance receivables................................................................        25.7              27.0
Goodwill (net of accumulated amortization: 1996 - $11.7; 1995 - $10.2).................        49.7              53.0
Other assets...........................................................................         8.2              14.0
                                                                                           --------          --------

          Total assets.................................................................    $2,680.5          $2,756.8
                                                                                           ========          ========





                            (continued on next page)

                          The accompanying notes are an
                         integral part of the financial
                                   statements.






                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                            BALANCE SHEET (Continued)
                           December 31, 1996 and 1995
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                            1996             1995
                                                                                            ----             ----
Liabilities:
    Insurance liabilities..............................................................    $1,957.5          $2,039.1
    Income tax liabilities.............................................................        29.8              39.0
    Investment borrowings..............................................................        48.4              84.2
    Other liabilities..................................................................        15.5              14.4
    Liabilities related to separate accounts ..........................................       232.4             137.5
                                                                                           --------          --------

            Total liabilities..........................................................     2,283.6           2,314.2
                                                                                           --------          --------

Shareholder's equity:
    Common stock and additional paid-in capital (par value $4.80 per share, 1,065,000
       shares authorized,  1,043,565 shares issued and outstanding)....................       380.8             380.8
    Unrealized appreciation (depreciation) of securities:
       Fixed maturity securities (net of applicable deferred income taxes:
          1996 - $(2.4); 1995 - $6.8)..................................................        (4.4)             11.8
       Other investments (net of applicable deferred income taxes:
          1996 - $(.1); 1995 - $.4)....................................................         (.2)               .6
    Retained earnings..................................................................        20.7              49.4
                                                                                           --------          --------
            Total shareholder's equity.................................................       396.9             442.6
                                                                                           --------          --------

            Total liabilities and shareholder's equity.................................    $2,680.5          $2,756.8
                                                                                           ========          ========





















                          The accompanying notes are an
                         integral part of the financial
                                   statements.






                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                              (Dollars in millions)


                                                                                                       Prior basis
                                                                                               ---------------------------
                                                                Year          Four months      Eight months       Year
                                                               ended             ended            ended          ended
                                                            December 31,      December 31,      August 31,    December 31,
                                                               1996              1995             1995           1994
                                                               ----              ----             ----           ----
Revenues:
    Insurance policy income...............................    $  81.4            $ 31.8        $  60.5         $ 98.6
    Net investment income.................................      218.4              74.2          136.4          187.9
    Net investment gains..................................        2.7              12.5            7.3             .2
                                                              -------            ------         ------         ------

            Total revenues................................      302.5             118.5          204.2          286.7
                                                              -------            ------         ------         ------

Benefits and expenses:
    Insurance policy benefits.............................       54.9              18.9           45.9           66.2
    Change in future policy benefits......................       (3.7)               .2           (4.3)          (1.3)
    Interest expense on annuities and financial products..      129.4              44.2           74.6          101.4
    Interest expense on investment borrowings.............        6.2               1.0            3.6            2.9
    Amortization related to operations....................       17.8               5.3           11.7           16.0
    Amortization related to investment  gains.............        2.5              10.0            4.3            2.7
    Other operating costs and expenses....................       54.3              13.1           23.7           37.3
                                                              -------            ------         ------         ------

            Total benefits and expenses...................      261.4              92.7          159.5          225.2
                                                              -------            ------         ------         ------

            Income before income taxes....................       41.1              25.8           44.7           61.5

Income tax expense........................................       15.4               9.7           16.5           22.7
                                                              -------            ------         ------         ------

            Net income....................................    $  25.7            $ 16.1         $ 28.2         $ 38.8
                                                              =======            ======         ======         ======





















                          The accompanying notes are an
                         integral part of the financial
                                   statements.





                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                        STATEMENT OF SHAREHOLDER'S EQUITY
                              (Dollars in millions)



                                                                                                       Prior basis
                                                                                               -------------------------
                                                                Year           Four months     Eight months       Year
                                                                ended             ended            ended          ended
                                                            December 31,      December 31,      August 31,    December 31,
                                                                1996              1995             1995           1994
                                                                ----              ----             ----           ----
Common stock and additional paid-in capital:
   Balance, beginning of period...........................     $380.8             $380.8            $339.7         $339.7
      Adjustment of balance due to new accounting basis...         -                  -               41.1             -
                                                               ------             ------            ------         ------

   Balance, end of period.................................     $380.8             $380.8            $380.8         $339.7
                                                               ======             ======            ======         ======

Unrealized appreciation (depreciation) of securities:
   Fixed maturity securities:
      Balance, beginning of period........................     $ 11.8             $  1.3           $ (53.0)       $  33.3
        Change in unrealized appreciation (depreciation)..      (16.2)              10.5              55.7          (86.3)
        Adjustment of balance due to new
          accounting basis................................         -                  -               (1.4)            -
                                                               ------             ------           -------         ------

      Balance, end of period..............................     $ (4.4)            $ 11.8           $   1.3         $(53.0)
                                                               ======             ======           =======         ======

   Other investments:
      Balance, beginning of period........................     $   .6             $   .6           $  (2.1)        $  (.1)
        Change in unrealized appreciation (depreciation)..        (.8)                -                3.3           (2.0)
        Adjustment of balance due to new
          accounting basis................................         -                  -                (.6)            -
                                                               ------             ------           -------         ------

      Balance, end of period..............................     $  (.2)            $   .6           $    .6         $ (2.1)
                                                               ======             ======           =======         ======
Retained earnings:
   Balance, beginning of year.............................     $ 49.4             $ 33.3           $  80.3         $ 75.6
      Net income .........................................       25.7               16.1              28.2           38.8
      Dividends on common stock...........................      (54.4)                -              (41.2)         (34.1)
      Adjustment of balance due to new
        accounting basis..................................         -                  -              (34.0)            -
                                                               ------             ------           -------         ------

   Balance, end of year...................................    $  20.7             $ 49.4           $  33.3        $  80.3
                                                              =======             ======           =======        =======

        Total shareholder's equity........................    $ 396.9             $442.6           $ 416.0        $ 364.9
                                                              =======             ======           =======        =======










                          The accompanying notes are an
                         integral part of the financial
                                   statements.





                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS
                              (Dollars in millions)


                                                                                                       Prior basis
                                                                                               -------------------------
                                                                Year           Four months     Eight months       Year
                                                                ended             ended            ended          ended
                                                            December 31,      December 31,      August 31,    December 31,
                                                                1996              1995             1995           1994
                                                                ----              ----             ----           ----
Cash flows from operating activities:
    Net income.............................................  $   25.7           $   16.1           $  28.2        $  38.8
       Adjustments to  reconcile  net income to net cash  provided by  operating activities:
            Amortization...................................      20.4               15.3              16.0           18.7
            Income taxes...................................      (3.9)               2.3               2.9            1.3
            Insurance liabilities..........................     (40.5)             (25.8)            (14.0)         (10.5)
            Interest credited to insurance liabilities.....     129.4               44.2              74.6          101.4
            Fees charged to insurance liabilities .........     (32.8)             (10.3)            (22.2)         (36.5)
            Accrual and amortization of investment income..       3.1                3.2              (1.8)          (1.2)
            Deferral of cost of policies produced..........     (13.2)              (3.0)             (6.6)          (9.4)
            Investment gains...............................      (2.7)             (12.5)             (7.3)           (.2)
            Other..........................................      (8.9)              (8.9)             (3.2)           5.0
                                                             --------           --------           -------        -------

            Net cash provided by operating activities......      76.6               20.6              66.6          107.4
                                                             --------           --------           -------        -------

Cash flows from investing activities:
    Sales of investments...................................     988.9              513.2             406.5          586.0
    Maturities and redemptions.............................     101.7               60.4              57.5          118.4
    Purchases of investments...............................    (954.2)            (532.2)           (476.2)        (786.9)
                                                             --------           --------           -------        -------

            Net cash provided (used) by investing
                activities.................................     136.4               41.4             (12.2)         (82.5)
                                                             --------           --------           -------        -------

Cash flows from financing activities:
    Deposits to insurance liabilities......................     169.8               50.8             104.4          146.0
    Cash paid in reinsurance recapture ....................       -                (71.1)               -              -
    Investment borrowings..................................     (35.8)             (36.8)            121.0          (58.3)
    Withdrawals from insurance liabilities.................    (306.7)             (71.9)           (166.3)        (171.4)
    Dividends paid on common stock.........................     (44.5)                -              (41.2)         (34.1)
                                                             --------           --------           -------        -------

            Net cash provided (used)  by
                financing activities.......................    (217.2)            (129.0)             17.9         (117.8)
                                                             --------           --------           -------        -------

            Net increase (decrease) in short-term
                investments................................      (4.2)             (67.0)             72.3          (92.9)

Short-term investments, beginning of period................      19.0               86.0              13.7          106.6
                                                             --------           --------           -------        -------

Short-term investments, end of period......................  $   14.8           $   19.0           $  86.0        $  13.7
                                                             ========           ========           =======        =======




                          The accompanying notes are an
                         integral part of the financial
                                   statements.




                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES

     Organization and Basis of Presentation

     Great American Reserve Insurance Company (the "Company") markets tax-qualified annuities and certain employee benefit- related insurance products through professional independent agents. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company engaged in the development, marketing and administration of annuity, individual health insurance and individual life insurance products. During 1994, Conseco effectively owned 36 percent of the Company, through its ownership interest in CCP Insurance, Inc. ("CCP"), a holding company organized for companies previously acquired by Conseco Capital Partners, L.P. (the "Partnership"), a limited partnership organized by Conseco. The Company was acquired by the Partnership in 1990 (the "Partnership Acquisition"). During 1995, Conseco's ownership in CCP (and in the Company) increased to 49 percent as a result of purchases of CCP common stock by CCP and Conseco. In August 1995, Conseco completed the purchase of the remaining shares of CCP common stock it did not already own in a transaction pursuant to which CCP was merged with Conseco, with Conseco being the surviving corporation (the "Conseco Acquisition").

     The accompanying financial statements give effect to "push down" purchase accounting to reflect the Partnership Acquisition and the Conseco Acquisition. As a result of applying "push down" purchase accounting: (i) the Company's financial position and results of operations for periods subsequent to the Partnership Acquisition and before the Conseco Acquisition (the "prior basis")
reflect the Partnership's cost to acquire the Company's asset and liability accounts based upon their estimated fair values at the purchase date; and (ii) the Company's financial position and results of operations for periods subsequent to the Conseco Acquisition reflect Conseco's cost to acquire the Company's asset and liability accounts based upon their estimated fair values at the purchase date.

     The effect of the adoption of the new basis of accounting on the Company's balance sheet accounts on August 31, 1995, was as follows (dollars in millions):

                                                                                            Debit
                                                                                             (Credit)
                                                                                           --------
                  Cost of policies purchased..............................................   $  59.0
                  Cost of policies produced ..............................................     (27.0)
                  Goodwill................................................................     (15.1)
                  Insurance liabilities...................................................      (1.2)
                  Income tax liabilities..................................................     (11.9)
                  Other...................................................................       1.3
                  Common stock and additional paid-in capital.............................     (41.1)
                  Net unrealized appreciation of fixed maturity securities................       1.4
                  Net unrealized appreciation of other investments........................        .6
                  Retained earnings.......................................................      34.0

     The  accompanying  financial  statements  also  include  the  effect of the
December 31, 1994, merger of Jefferson National Life Insurance Company ("Jefferson National", which was acquired by the Partnership in 1990) into the Company. This merger has been accounted for as a pooling of interests; therefore, the assets and liabilities of each company have been combined at their book values and the statements of operations, shareholder's equity and cash flows have been reported as if the merger had occurred on January 1, 1994.

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"), which differ in some respects from statutory accounting practices followed in the preparation of financial statements submitted to state insurance departments. The financial statements prepared in conformity with GAAP include amounts based on informed estimates and judgment of management, with consideration given to materiality. Significant estimates and assumptions are utilized in the calculation of cost of policies produced, cost of policies purchased, insurance liabilities, guaranty fund assessment accruals and deferred income taxes. Actual experience may differ from those estimates. Certain amounts from the 1995 and 1994 financial statements and notes have been reclassified to conform with the 1996 presentation.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Investments

     Fixed maturity investments are securities that mature more than one year after issuance. They include bonds, notes receivable and preferred stocks with mandatory redemption features and are classified as follows:

         Actively managed - fixed maturity securities that may be sold prior to maturity due to changes that might occur in market interest rates, issuer credit quality or the Company's liquidity requirements. Actively managed fixed maturity securities are carried at estimated fair value and the unrealized gain or loss is recorded net of tax and related adjustments described below as a component of shareholder's equity.

         Trading account - fixed maturity securities are bought and held principally for the purpose of selling them in the near term. Trading account securities are carried at estimated fair value. Unrealized gains or losses are included in net investment gains (losses). The Company did not hold any trading account securities during 1996, 1995 or 1994.

         Held to  maturity - (all other  fixed  maturity  securities)  are those securities which the Company has the ability and positive intent to hold to maturity, and are carried at amortized cost. The Company may dispose of these securities if the credit quality of the issuer deteriorates, if regulatory requirements change or under other unforeseen circumstances. The Company has not held any securities in this classification during 1996, 1995 or 1994.

     Anticipated returns, including investment gains and losses, from the investment of policyholder balances are considered in determining the amortization of the cost of policies purchased and the cost of policies produced. When actively managed fixed maturity securities are stated at estimated fair value, an adjustment to the cost of policies purchased and the cost of policies produced may be necessary if a change in amortization would have been recorded if such securities had been sold at their fair value and the proceeds reinvested at current yields. Furthermore, if future yields expected to be earned on such securities decline, it may be necessary to increase certain insurance liabilities. Adjustments to such liabilities are required when their balances, in addition to future net cash flows (including investment income), are insufficient to cover future benefits and expenses.

     Unrealized gains and losses and the related adjustments described in the preceding paragraph have no effect on earnings, but are recorded, net of tax, as a component of shareholder's equity. The following table summarizes the effect of these adjustments as of December 31, 1996:

                                                                                     Effect of fair
                                                                    Balance        value adjustment on
                                                                    before          actively managed          Reported
                                                                  adjustment        fixed maturities           amount
                                                                  ----------        ----------------           ------
                                                                                  (Dollars in millions)
Actively managed fixed maturity securities....................      $1,810.8               $(15.7)              $1,795.1
Cost of policies purchased....................................         135.2                  7.8                  143.0
Cost of policies produced.....................................          37.1                  1.1                   38.2
Income tax liabilities........................................          32.2                  2.4                   29.8
Net unrealized depreciation of fixed maturities...............           -                   (4.4)                  (4.4)

     When changes in conditions cause a fixed maturity investment to be transferred to a different category (e.g. actively managed, held to maturity or trading), the security is transferred to the new category at its fair value at the date of the transfer. There were no such transfers in 1996, 1995 or 1994. At the transfer date, the security's unrealized gain or loss is recorded as follows:

     o For transfers to the trading category, the unrealized gain or loss is recognized in earnings;

     o For transfers from the trading category, the unrealized gain or loss already recognized in earnings is not reversed;

     o For transfers to actively managed from held to maturity, the unrealized gain or loss is recognized in shareholder's equity; and

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     o For transfers to held to maturity from actively managed, the unrealized gain or loss at the date of transfer continues to be recognized in shareholder's equity, but is amortized as a yield adjustment until ultimately sold.

     Credit-tenant loans are loans for commercial properties which require: (i) the lease of the principal tenant to be assigned to the Company; (ii) the lease to produce adequate cash flow to fund substantially all the cash requirements of the loan; and (iii) the principal tenant, or the guarantor of such tenant's obligations, to have an investment-grade credit rating when the loan is made. These loans also must be collateralized by the value of the related property. Underwriting guidelines take into account such factors as: (i) the lease term of the property; (ii) the borrower's management ability, including business experience, property management capabilities and financial soundness; and (iii) such economic, demographic or other factors that may affect the income generated by the property or its value. The underwriting guidelines generally require a loan-to-value ratio of 75 percent or less. Credit-tenant loans and traditional mortgage loans are carried at amortized cost.

     Policy loans are stated at their current unpaid principal balance.

     Short-term investments include commercial paper, invested cash and other investments purchased with maturities of less than three months and are carried at amortized cost, which approximates fair value. The Company considers all short-term investments to be cash equivalents.

    Fees received and costs incurred in connection with origination of investments, principally mortgage loans, are deferred. Fees, costs, discounts and premiums are amortized as yield adjustments over the contractual life of the investments. Anticipated prepayments on mortgage-backed securities are taken into consideration in determining estimated future yields on such securities.

     The specific identification method is used to account for the disposition of investments. The differences between sale proceeds and carrying values are reported as investment gains and losses, or as adjustments to investment income if the proceeds are prepayments by issuers prior to maturity.

     The Company regularly evaluates investment securities, credit-tenant loans and mortgage loans based on current economic conditions, past credit loss experience and other circumstances of the investee. A decline in a security's net realizable value that is other than temporary is treated as an investment loss and the cost basis of the security is reduced to its estimated fair value. Impaired loans are revalued at the present value of expected cash flows discounted at the loan's effective interest rate when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the agreement. The Company accrues interest on the net carrying amount of impaired loans.

     As part of the Company's investment strategy, the Company may enter into reverse repurchase agreements and dollar-roll transactions to increase its investment return or to improve liquidity. These transactions are accounted for as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities.

     Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims which may arise out of any other business of the Company. The Company reports separate account assets at market value; the underlying investment risks are assumed by the contract holders. The Company records the related liabilities at amounts equal to the underlying assets; the fair value of these liabilities equals their carrying amount.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                           Notes to Financial Statements
                         ------------------------------


     Cost of Policies Purchased

     The cost of policies purchased represents the portion of the acquisition cost that was allocated to the value of the right to receive future cash flows from insurance contracts existing at the date such insurance contracts were acquired. The value of cost of policies purchased is the actuarially determined present value of the projected future cash flows from the insurance contracts existing at the acquisition date. The method used to value the cost of policies purchased is consistent with the valuation methods used most commonly to value blocks of insurance business, which is also consistent with the basic methodology generally used to value assets. The method used is summarized as follows:

     o Identify the expected future cash flows from the blocks of business.

     o Identify the risks inherent in realizing those cash flows (i.e., what is the probability that the cash flows will be realized).

     o Identify the rate of return necessary considering the risks inherent in realizing the cash flows.

     o Determine the value of the policies by discounting the expected future cash flows by the discount rate required.

     The expected future cash flows used in determining such value are based on actuarially determined projections of future premium collections, mortality, surrenders, operating expenses, changes in insurance liabilities, investment yields on the assets held to back the policy liabilities and other factors. These projections take into account all factors known or expected at the valuation date, based on the collective judgment of the Company's management. Actual experience on purchased business may vary from projections due to differences in renewal premiums collected, investment spread, investment gains or losses, mortality and morbidity costs and other factors.

     The discount rate used to determine the value of the cost of policies purchased is the rate of return required in order to invest in the business being acquired. In determining this required rate of return, the following factors are considered:

     o The magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows.

     o    The cost of capital required to fund the acquisition.

     o The likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws.

     o The acquired business compatibility with other activities of the Company that may favorably affect future cash flows.

     o    The complexity of the acquired business.

     o Recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

     After the cost of policies purchased is determined, it is amortized based on the incidence of the expected cash flows. This asset is amortized using the interest rate credited to the underlying policies.

     If renewal premiums collected, investment spread, investment gains or losses, mortality and morbidity costs or other factors differ from expectations, amortization of the cost of policies purchased is adjusted. For example, the sale of a fixed maturity investment may result in a gain (or loss). If the sale proceeds are reinvested at a lower (or higher) earnings rate, there may also be a reduction (or increase) in future investment spread. Amortization must be increased (decreased) to reflect the change in the incidence of expected cash flows consistent with the methods used with the cost of policies produced (described below).

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Each year, the recoverability of the cost of policies purchased is evaluated by line of business within each block of purchased insurance business. If current estimates indicate that the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business purchased, will be insufficient to recover the cost of policies purchased, the difference is charged to expense. Amortization is adjusted consistent with the methods used with the cost of policies produced (as described below).

     The cost of policies purchased related to the original acquisition of the Company by the Partnership in 1990 is amortized under a slightly different method than that described above. However, the effect of the different method on 1996 net income was insignificant.

     Cost of Policies Produced

          Costs which vary with and are primarily related to the acquisition of new business are deferred to the extent that such costs are deemed recoverable. These costs include commissions, certain costs of policy issuance and underwriting and certain agency expenses. For traditional life and health contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities. For immediate annuities with mortality risks, deferred costs are amortized in relation to the present value of benefits to be paid. For universal life-type, interest-sensitive and investment-type contracts, deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy (currently, 5 percent to 8 percent).

     Recoverability of the unamortized balance of cost of policies produced is evaluated regularly and considers anticipated investment income. For universal life-type contracts and investment-type contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between amortization and the present value (discounted at the rate of interest that accrues to the policies) of expected gross profits. For traditional and most other contracts, the unamortized asset balance is reduced by a charge to income only when the sum of the present value of discounted future cash flows and the policy liabilities is not sufficient to cover such asset balance.

     Goodwill

     The excess of the cost of acquiring the Company's net assets over its estimated fair values is recorded as goodwill and is being amortized on the straight-line basis over a 40-year period. The Company periodically assesses the recoverability of goodwill through projections of future earnings of the acquired business. Such assessment is made based on whether goodwill is fully recoverable from projected undiscounted net cash flows from earnings of the acquired business over the remaining amortization period. If future evaluations of goodwill indicate a material change in the factors supporting recoverability over the remaining amortization period, all or a portion of goodwill may need to be written off or the amortization period shortened (no such changes have occurred).

     Insurance Liabilities, Recognition of Insurance Policy Income and Related Benefits and Expenses

     Reserves for traditional and limited-payment life insurance contracts are generally calculated using the net level premium method based on assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. The assumptions are based on projections using past and expected experience and include provisions for possible adverse deviation. These assumptions are made at the time the contract is issued or, in the case of contracts acquired by purchase, at the purchase date.

     Reserves for universal life-type and investment-type contracts are based on the contract account balance, if future benefit payments in excess of the account balance are not guaranteed, or on the present value of future benefit payments when such payments are guaranteed. Additional increases to insurance liabilities are made if future cash flows including investment income are insufficient to cover future benefits and expenses.

     For investment-type contracts without mortality risk (such as deferred annuities and immediate annuities with benefits paid for a period certain) and for contracts that permit the Company or the insured to make changes in the contract terms (such as single- premium whole life and universal life), premium deposits and benefit payments are recorded as increases or decreases in a liability account rather than as revenue and expense. Amounts charged against the liability account for the cost of insurance, policy

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


administration and surrender penalties are recorded as revenues. Interest credited to the liability account and benefit payments made in excess of the contract liability account balance are charged to expense.

     For traditional life insurance contracts, premiums are recognized as income when due. Benefits and expenses are associated with earned premiums resulting in their level recognition over the premium paying period of the contracts. Such recognition is accomplished through the provision for future policy benefits and the amortization of deferred policy acquisition costs.

     For contracts with mortality risk, but with premiums paid for only a limited period (such as single-premium immediate annuities with benefits paid for the life of the annuitant), the accounting treatment is similar to traditional contracts. However, the excess of the gross premium over the net premium is deferred and recognized in relation to the present value of expected future benefit payments.

     Liabilities for incurred claims are determined using historical experience and represent an estimate of the present value of the ultimate net cost of all reported and unreported claims. Management believes these estimates are adequate. Such estimates are periodically reviewed and any adjustments are reflected in current operations.

     For participating policies, the amount of dividends to be paid (which are not significant) is determined annually by the Company. The portion of the earnings allocated to participating policyholders is recorded as an insurance liability.

     Reinsurance

     In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid over such limit by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $.5 million.

     Assets and liabilities related to insurance contracts are reported before the effects of reinsurance. Reinsurance receivables and prepaid reinsurance premiums (including amounts related to insurance liabilities) are reported as assets. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities relating to the underlying reinsured insurance contracts.

     Income Taxes

     Income  tax  expense   includes   deferred  taxes  arising  from  temporary
differences between the tax and financial reporting basis of assets and liabilities. The effects of a tax rate change on current and accumulated deferred income taxes are reflected in the period in which the change was enacted.

     In assessing the realization of deferred tax assets, the Company considers whether it is more likely than not that the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. If future income does not occur as expected, deferred income taxes may need to be written off.

     Fair Values of Financial Instruments

     The following methods and assumptions were used by the Company in determining estimated fair values of financial instruments:

     Investment securities: The estimated fair values of fixed maturity securities (including redeemable preferred stocks) are based on quotes from independent pricing services, where available. For investment securities for which such quotes are not available, the estimated fair values are determined using values obtained from broker-dealer market makers or by discounting expected future cash flows using current market interest rates applicable to the yield, credit quality of the investments and maturity of the investments.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Mortgage loans, credit-tenant loans and policy loans: The estimated fair values of mortgage loans, credit-tenant loans and policy loans are determined by discounting future expected cash flows using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Other invested assets: The estimated fair values of these assets have been assumed to be equal to their carrying value. Such value is believed to be a reasonable approximation of the fair value of these investments.

     Short-term investments: The estimated fair values of short-term investments are based on quoted market prices, where available. The carrying amount reported in the balance sheet for these assets approximates their estimated fair value.

     Insurance liabilities for investment contracts: The estimated fair values of liabilities under investment-type insurance contracts are determined using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Investment borrowings: Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

     The estimated fair values of financial instruments are as follows:

                                                                          1996                            1995
                                                                  ---------------------          -------------------
                                                                  Carrying        Fair           Carrying        Fair
                                                                   Amount         Value           Amount         Value
                                                                   ------         -----           ------         -----
                                                                                    (Dollars in millions)
     Financial assets issued for purposes other than trading:
       Actively managed fixed maturity securities...........      $1,795.1      $1,795.1          $2,030.9     $2,030.9
       Mortgage loans.......................................          77.3          77.0              95.5        108.9
       Credit-tenant loans..................................          93.4          92.5              79.4         79.7
       Policy loans.........................................          80.8          80.8              84.7         84.7
       Other invested assets................................          89.0          89.0              37.8         37.8
       Short-term investments...............................          14.8          14.8              19.0         19.0

     Financial liabilities issued for purposes other than trading:
       Insurance liabilities for investment contracts (1)...      $1,282.1      $1,282.1          $1,346.5     $1,346.5
       Investment borrowings................................          48.4          48.4              84.2         84.2

       (1) The estimated fair value of the liabilities for investment contracts was approximately equal to its carrying value at December 31, 1996 and 1995, because interest rates credited on the vast majority of account balances approximate current rates paid on similar investments and because these rates are not generally guaranteed beyond one year. The Company is not required to disclose fair values for insurance liabilities, other than those for investment contracts. However, the Company takes into consideration the estimated fair values of all insurance liabilities in its overall management of interest rate risk. The Company attempts to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


2.   JEFFERSON NATIONAL MERGER

     On December 31, 1994, Jefferson National was merged with the Company, with the Company being the surviving corporation. The merger has been accounted for as a pooling of interests and, accordingly, the financial statements for 1994 have been restated to include the accounts of Jefferson National. Certain 1994 balances for the separate companies are as follows:

                                                                             Amount prior to     Jefferson
                                                                            effect of merger      National        Combined
                                                                            ----------------      --------        --------
                                                                                           (Dollars in millions)
   Insurance policy income...................................................   $   53.2          $   45.4       $   98.6
   Net investment income.....................................................      101.9              86.0          187.9
   Total revenues............................................................      154.1             132.6          286.7
   Income before income taxes................................................       25.9              35.6           61.5
   Net income................................................................       16.7              22.1           38.8

3.   INVESTMENTS

     At December 31, 1996, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                Gross          Gross          Estimated
                                                               Amortized     unrealized     unrealized          fair
                                                                 cost           gains         losses            value
                                                                 ----           -----         ------            -----
                                                                                 (Dollars in millions)
   United States Treasury securities and obligations
      of United States government corporations and
      agencies............................................     $   29.9         $  .3         $  .3           $    29.9
   Obligations of state and political subdivisions........          6.1            .1            .1                 6.1
   Debt securities issued by foreign governments..........         11.6           -              .5                11.1
   Public utility securities..............................        234.8           2.4           7.0               230.2
   Other corporate securities.............................        950.1          10.9          17.6               943.4
   Mortgage-backed securities.............................        578.3           2.3           6.2               574.4
                                                               --------         -----         -----            --------

      Total...............................................     $1,810.8         $16.0         $31.7            $1,795.1
                                                               ========         =====         =====            ========

     At December 31, 1995, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                Gross          Gross          Estimated
                                                               Amortized     unrealized     unrealized          fair
                                                                 cost           gains         losses            value
                                                                 ----           -----         ------            -----
                                                                                 (Dollars in millions)
   United States Treasury securities and obligations
      of United States government corporations and
      agencies............................................   $   59.2           $ 2.1          $ -           $   61.3
   Obligations of state and political subdivisions........        9.3              .2             .1              9.4
   Debt securities issued by foreign governments..........        8.3              .3            -                8.6
   Public utility securities..............................      351.6            11.4            2.0            361.0
   Other corporate securities.............................      888.0            34.0            6.4            915.6
   Mortgage-backed securities ............................      663.7            12.2             .9            675.0
                                                             --------           -----           ----         --------

          Total...........................................   $1,980.1           $60.2           $9.4         $2,030.9
                                                             ========           =====           ====         ========

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Actively managed fixed maturity securities, summarized by the source of their estimated fair value, were as follows at December 31, 1996:

                                                                                                      Estimated
                                                                                     Amortized          fair
                                                                                       cost             value
                                                                                       ----             -----
                                                                                         (Dollars in millions)
Nationally recognized pricing services..........................................        $1,516.7        $1,500.4
Broker-dealer market makers.....................................................           242.9           243.6
Internally developed methods (calculated based
   on a weighted-average current market yield of 10.2 percent)..................            51.2            51.1
                                                                                        --------        --------

         Total .................................................................        $1,810.8        $1,795.1
                                                                                        ========        ========

     The following table sets forth actively managed fixed maturity securities at December 31, 1996, classified by rating categories. The category assigned is the highest rating by a nationally recognized statistical rating organization or, as to $23.5 million fair value of fixed maturity securities not rated by such firms, the rating assigned by the National Association of Insurance Commissioners ("NAIC"). For the purposes of this table, NAIC Class 1 is included in the "A" rating; Class 2, "BBB-"; Class 3, "BB-"; and Classes 4-6, "B+ and below":

                                                                                           Percent of       Percent of
Investment                                                                                    fixed           total
  Rating                                                                                   maturities      investments
  ------                                                                                   ----------      -----------
AAA...................................................................................         37%              28%
AA   .................................................................................          6                5
A    .................................................................................         21               15
BBB+..................................................................................          9                6
BBB...................................................................................         13               10
BBB-..................................................................................          7                5
                                                                                             ----             ----

     Investment-grade.................................................................         93               69
                                                                                             ----             ----

BB+...................................................................................          1                1
BB   .................................................................................          1                1
BB-...................................................................................          2                2
B+ and below .........................................................................          3                2
                                                                                             ----             ----

     Below investment-grade...........................................................          7                6

                                                                                             ----             ----

         Total actively managed fixed maturities......................................        100%              75%
                                                                                              ===               ==

     Below   investment-grade   actively  managed  fixed  maturity   securities,
summarized by the amount their amortized cost exceeds fair value, were as follows at December 31, 1996:

                                                                                                            Estimated
                                                                                         Amortized            fair
                                                                                           cost               value
                                                                                           ----               -----
                                                                                             (Dollars in millions)

Amortized cost exceeds fair value by more than 15%..................................     $    3.1            $    1.7
Amortized cost exceeds fair value by more than 5% but not more than 15%.............         18.4                16.8
All others..........................................................................        111.1               113.3
                                                                                          -------             -------

         Total......................................................................       $132.6              $131.8
                                                                                           ======              ======

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The Company had no fixed maturity investments in technical or substantive default as of December 31, 1996. The Company recorded writedowns of fixed maturity investments and other invested assets totaling $.8 million in 1996, $1.6 million in 1995 and $1.0 million in 1994, as a result of changes in conditions which caused it to conclude the decline in the fair value of the investment was other than temporary. As of December 31, 1996, there were no fixed maturity investments about which the Company had serious doubts as to the ability of the issuer to comply with the contractual terms of their obligations on a timely basis. Investment income foregone due to defaulted securities was $.2 million in 1996, $.1 million in the four months ended December 31, 1995 and $1.3 million in 1994. There was no investment income foregone due to defaulted securities during the eight months ended August 31, 1995.

     Actively managed fixed maturity securities at December 31, 1996, summarized by contractual maturity date, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because most mortgage-backed securities provide for periodic payments throughout their lives.

                                                                                                        Estimated
                                                                                       Amortized          fair
                                                                                         cost             value
                                                                                         ----             -----
                                                                                           (Dollars in millions)

Due in one year or less.........................................................        $    10.7        $   10.6
Due after one year through five years...........................................            102.3           103.1
Due after five years through ten years..........................................            314.7           313.5
Due after ten years.............................................................            804.8           793.5
                                                                                         --------        --------

       Subtotal.................................................................          1,232.5         1,220.7
Mortgage-backed securities......................................................            578.3           574.4
                                                                                         --------        --------

       Total ...................................................................         $1,810.8        $1,795.1
                                                                                         ========        ========

     Net investment income consisted of the following:

                                                          Year        Four months   Eight months        Year
                                                          ended         ended           ended           ended
                                                      December 31,   December 31,    August 31,     December 31,
                                                          1996           1995           1995            1994
                                                          ----           ----           ----            ----
                                                                          (Dollars in millions)

Actively managed fixed maturity securities.......        $146.4          $53.9          $110.2         $157.9
Mortgage loans...................................          11.8            4.8             8.0           13.0
Credit-tenant loans .............................           7.2            1.7             4.1            3.8
Policy loans.....................................           5.0            1.9             3.5            5.2
Short-term investments...........................           2.3             .8             1.9            3.8
Other invested assets............................          11.4             .3             1.6            3.2
Separate accounts................................          35.6           11.3             7.9            2.3
                                                         ------         ------          ------        -------

     Gross investment income.....................         219.7           74.7           137.2          189.2
Investment expenses..............................           1.3             .5              .8            1.3
                                                         ------         ------          ------        -------

     Net investment income.......................        $218.4          $74.2          $136.4         $187.9
                                                         ======          =====          ======         ======

     The Company did not have any fixed maturity investments and mortgage loans not accruing investment income in 1996, 1995 and 1994.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The proceeds from sales of actively managed fixed maturity securities were $938.3 million in 1996, $512.5 million in the four months ended December 31, 1995, $406.0 million in the eight months ended August 31, 1995 and $578.3 million in 1994. Net investment gains consisted of the following:

                                                          Year        Four months   Eight months        Year
                                                          ended         ended           ended           ended
                                                      December 31,   December 31,    August 31,     December 31,
                                                          1996           1995           1995            1994
                                                          ----           ----           ----            ----
                                                                          (Dollars in millions)
Fixed maturities:
   Gross gains...................................         $16.6          $16.5           $14.4          $17.6
   Gross losses..................................          (9.2)          (2.2)           (2.3)          (9.3)
   Other than temporary decline in fair value....           (.2)           (.4)           (1.2)          (1.0)
                                                         ------         ------           -----          -----

     Net investment gains from fixed maturities
       before expenses...........................           7.2           13.9            10.9            7.3
Mortgage loans...................................           -              -               (.2)           -
Other  ..........................................           -              -              (1.0)          (3.1)
Other than temporary decline in fair value.......           (.6)           -               -              -
                                                         ------         ------           -----          -----

     Net investment gains before expenses........           6.6           13.9             9.7            4.2
Investment gain expenses.........................           3.9            1.4             2.4            4.0
                                                         ------         ------           -----          -----

     Net investment gains........................        $  2.7          $12.5           $ 7.3         $   .2
                                                         ======          =====           =====         ======

     The change in net unrealized appreciation (depreciation) on investments consisted of the following:

                                                          Year        Four months   Eight months        Year
                                                          ended         ended           ended           ended
                                                      December 31,   December 31,    August 31,     December 31,
                                                          1996           1995           1995            1994
                                                          ----           ----           ----            ----
                                                                          (Dollars in millions)
Actively managed fixed maturities................      $(66.5)           $45.5          $164.1      $(254.9)
Other invested assets............................        (1.3)              .1             5.1         (3.2)
                                                       ------            -----          ------      -------

         Subtotal................................       (67.8)            45.6           169.2       (258.1)
Less effect on other balance sheet accounts:
   Cost of policies purchased....................        36.6            (26.3)          (64.1)        93.1
   Cost of policies produced.....................         4.5             (2.7)          (12.0)        27.6
   Income taxes..................................         9.7             (6.1)          (34.1)        49.1
                                                       ------            -----         -------      -------

Change in net unrealized appreciation
   (depreciation) of securities..................      $(17.0)           $10.5         $  59.0      $ (88.3)
                                                       ======            =====         =======      =======

     Investments in mortgage-backed securities at December 31, 1996, included collateralized mortgage obligations ("CMOs") of $221.6 million and mortgage-backed pass-through securities of $352.8 million. CMOs are securities backed by pools of pass-through securities and/or mortgages that are segregated into sections or "tranches." These securities provide for sequential retirement of principal, rather than the pro rata share of principal return which occurs through regular monthly principal payments on pass-through securities.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The following table sets forth the par value, amortized cost and estimated fair value of investments in mortgage-backed securities including CMOs at December 31, 1996, summarized by interest rates on the underlying collateral:

                                                                                   Par       Amortized      Estimated
                                                                                  value        cost        fair value
                                                                                  -----        ----        ----------
                                                                                        (Dollars in millions)

Below 7 percent .....................................................            $209.6        $205.1          $201.5
7 percent - 8 percent................................................             247.4         241.5           240.6
8 percent - 9 percent................................................              70.9          69.7            69.3
9 percent and above..................................................              60.1          62.0            63.0
                                                                                 ------        ------          ------

     Total mortgage-backed securities................................            $588.0        $578.3          $574.4
                                                                                 ======        ======          ======

     The amortized cost and estimated fair value of mortgage-backed securities including CMOs at December 31, 1996, summarized by type of security were as follows:

                                                                                          Estimated fair value
                                                                                          ----------------------
                                                                                                        Percent
                                                                              Amortized                of fixed
                                                                                cost        Amount    maturities
                                                                                ----        ------    ----------
Type                                                                                 (Dollars in millions)
----
Pass-throughs and sequential and targeted amortization classes...........       $458.7       $454.9        25%
Accrual (Z tranche) bonds................................................          9.6          9.7         1
Planned amortization classes and accretion directed bonds................         77.2         76.7         4
Subordinated classes ....................................................         32.8         33.1         2
                                                                                ------       ------       ---

         Total mortgage-backed securities................................       $578.3       $574.4        32%
                                                                                ======       ======        ==

     The following table sets forth the amortized cost and estimated fair value of mortgage-backed securities as of December 31, 1996, based upon the pricing source used to determine estimated fair value:

                                                                                                        Estimated
                                                                                         Amortized        fair
                                                                                           cost           value
                                                                                           ----           -----
                                                                                           (Dollars in millions)
Nationally recognized pricing services .............................................        $515.1        $511.3
Broker-dealer market makers.........................................................          52.7          52.5
Internally developed methods (calculated based on a
       weighted-average current market yield of 7.4 percent)........................          10.5          10.6
                                                                                            ------        ------

         Total mortgage-backed securities...........................................        $578.3        $574.4
                                                                                            ======        ======

       At December 31, 1996, no mortgage loans or credit-tenant loans had defaulted as to principal or interest for more than 60 days, were in foreclosure, had been converted to foreclosed real estate or had been restructured while the Company owned them. At December 31, 1996, the Company had a loan loss reserve of $.9 million. Approximately 30 percent, 18 percent, 16 percent and 6 percent of the mortgage loan balance were on properties located in California, Indiana, Texas and Florida, respectively. No other state comprised greater than 5 percent of the mortgage loan balance.

       As part of its investment strategy, the Company enters into reverse repurchase agreements and dollar-roll transactions to increase its return on investments and improve its liquidity. These transactions are accounted for as short-term borrowings collateralized by pledged securities with book values approximately equal to the loan value. Such borrowings averaged approximately

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


$115.3 million during 1996 compared to $84.4 million during 1995. The weighted average interest rate on short-term collateralized borrowings was 5.3 percent and 5.4 percent during 1996 and 1995, respectively. The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (which was not material at December 31, 1996). The Company believes that the counterparties to its reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

       Investments on deposit for regulatory authorities as required by law were $17.1 million at December 31, 1996.

       No investments of a single issuer were in excess of 10 percent of shareholder's equity at December 31, 1996, other than investments issued or guaranteed by the United States government.

4.   INSURANCE LIABILITIES
     Insurance liabilities consisted of the following:

                                                                          Interest               December 31,
                                            Withdrawal     Mortality        rate            ---------------------
                                            assumption    assumption     assumption         1996             1995
                                            ----------    ----------     ----------         ----             ----
                                                                                            (Dollars in millions)
Future policy benefits:
  Investment contracts................          N/A          N/A            (b)           $1,282.1          $1,346.5
  Limited-payment contracts...........         None          (a)            8%               105.3              96.7
  Traditional life insurance                  Company
     contracts........................      experience       (a)            8%               146.2             153.5
  Universal life-type contracts.......          N/A          N/A            N/A              354.4             367.6
Claims payable and other
  policyholders'  funds...............          N/A          N/A            N/A               69.5              74.8
                                                                                          --------          --------

       Total..........................                                                    $1,957.5          $2,039.1
                                                                                          ========          ========

(a) Principally modifications of the 1975-80 Basic Table, Select and Ultimate Table.

(b) At December 31, 1996 and 1995, approximately 98 percent of this liability represented account balances where future benefits were not guaranteed. The weighted average interest rate on the remainder of the liabilities, representing the present value of guaranteed future benefits, was approximately 7 percent at December 31, 1996.

     Participating policies represented approximately 3.5 percent, 3.7 percent and 3.6 percent of total life insurance in force at December 31, 1996, 1995 and 1994, respectively, and approximately 2.7 percent, 2.4 percent and 7.5 percent of premium income for 1996, 1995 and 1994, respectively. Dividends on participating policies amounted to $1.9 million, $1.8 million and $1.7 million in 1996, 1995 and 1994, respectively.

5.   REINSURANCE

     Cost of reinsurance ceded where the reinsured policy contains mortality risks totaled $24.6 million in 1996, $29.1 million in 1995 and $35.3 million in 1994. This cost was deducted from insurance premium revenue. The Company is contingently liable for claims reinsured if the assuming company is unable to pay. Reinsurance recoveries netted against insurance policy benefits totaled $19.4 million in 1996, $19.5 million in 1995 and $27.5 million in 1994.

     Effective October 1, 1995, Western National Life Insurance Company, a former subsidiary of Conseco, recaptured certain annuity businesses ceded to the Company through a reinsurance agreement. Reserves related to these policies totaled $72.8 million. Recapture fees of $.7 million were recognized as income during the four months ended December 31, 1995.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The Company's reinsurance receivable balance at December 31, 1996, relates to many reinsurers. No balance from a single reinsurer exceeds $7.0 million.

6.   INCOME TAXES

     Income tax liabilities consisted of the following:

                                                                                             December 31,
                                                                                      -------------------------
                                                                                      1996                 1995
                                                                                      ----                 ----
                                                                                         (Dollars in millions)
Deferred income tax liabilities (assets):
   Cost of policies purchased and cost of policies produced..................      $  60.3                $ 44.7
   Investments...............................................................         (3.3)                  8.6
   Insurance liabilities.....................................................        (19.7)                (21.7)
   Unrealized appreciation (depreciation)....................................         (2.5)                  7.2
   Other.....................................................................         (5.0)                 (7.7)
                                                                                   -------                ------

      Deferred income tax liabilities.......................................         29.8                  31.1
Current income tax liabilities...............................................           -                    7.9
                                                                                   -------                ------

       Income tax liabilities................................................      $  29.8                 $39.0
                                                                                   =======                ======

Income tax expense was as follows:

                                                          Year        Four months   Eight months       Year
                                                          ended          ended          ended          ended
                                                      December 31,   December 31,    August 31,    December 31,
                                                          1996           1995           1995           1994
                                                          ----           ----           ----           ----
                                                                          (Dollars in millions)


Current tax provision...............................      $10.5          $11.9           $19.9         $20.0
Deferred tax provision (benefit)....................        4.9           (2.2)           (3.4)          2.7
                                                          -----         ------          ------         -----

       Income tax expense...........................      $15.4         $  9.7           $16.5         $22.7
                                                          =====         ======           =====         =====

     Income tax expense differed from that computed at the applicable statutory rate of 35 percent for the following reasons:


                                                          Year        Four months   Eight months       Year
                                                          ended          ended          ended          ended
                                                      December 31,   December 31,    August 31,    December 31,
                                                          1996           1995           1995           1994
                                                          ----           ----           ----           ----
                                                                          (Dollars in millions)
Federal tax on income before income taxes at
   statutory rate....................................     $14.4           $9.0           $15.6         $21.5
State taxes and other................................        .6             .5              .4            .5
Nondeductible items..................................        .4             .2              .5            .7
                                                          -----           ----           -----         -----

     Income tax expense..............................     $15.4           $9.7           $16.5         $22.7
                                                          =====           ====           =====         =====

     The Company is currently being examined by the Internal Revenue Service for the 1994 tax year. The Company believes that the outcome of this examination will not have a material impact on its financial position or results of operations.

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


7.   RELATED PARTY TRANSACTIONS

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) were based on negotiated rates for periods prior to January 1, 1996. Pursuant to new service agreements effective January 1, 1996, such fees are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $44.1 million in 1996, $26.6 million in 1995 and $25.1 million in 1994.

     During 1996, the Company purchased $31.5 million par value of senior subordinated notes issued by subsidiaries of Conseco. Such notes had a carrying value of $34.7 million at December 31, 1996, and are classified as "other invested assets" in the accompanying balance sheet. In addition, during 1996, the Company forgave receivables from Conseco totaling $9.9 million. This transaction is reflected as a dividend to Conseco in the accompanying statement of shareholder's equity.

8.   OTHER OPERATING INFORMATION

     Insurance policy income consisted of the following:

                                                            Year        Four months    Eight months       Year
                                                            ended         ended            ended          ended
                                                        December 31,   December 31,     August 31,    December 31,
                                                            1996           1995            1995           1994
                                                            ----           ----            ----           ----
                                                                           (Dollars in millions)
Direct premiums collected............................       $241.3          $ 82.8         $158.6         $ 240.3
Reinsurance assumed..................................          1.7              .7            2.0             3.1
Reinsurance ceded....................................        (24.6)          (11.2)         (17.9)          (35.3)
                                                            ------          ------         ------         -------
     Premiums collected, net of reinsurance..........        218.4            72.3          142.7           208.1
Less premiums on universal life and products without
   mortality risk which are recorded as additions to
   insurance liabilities.............................       (169.8)          (50.8)        (104.4)         (146.0)
                                                           -------          ------        -------         -------
     Premiums on products with mortality and morbidity
       risk, recorded as insurance policy income.....         48.6            21.5           38.3            62.1
Fees and surrender charges...........................         32.8            10.3           22.2            36.5
                                                           -------          ------        -------         -------

       Insurance policy income.......................      $  81.4          $ 31.8        $  60.5         $  98.6
                                                           =======          ======        =======         =======

     The four states with the largest shares of the Company's premiums collected in 1996 were Texas (29 percent), Florida (19 percent), California (9 percent) and Michigan (7 percent). No other state's share of premiums collected exceeded 5 percent.

     Other operating costs and expenses were as follows:

                                                            Year        Four months    Eight months       Year
                                                            ended         ended            ended          ended
                                                        December 31,   December 31,     August 31,    December 31,
                                                            1996           1995            1995           1994
                                                            ----           ----            ----           ----
                                                                           (Dollars in millions)

Policy maintenance expense...........................       $37.8         $  6.5           $14.0          $19.0
State premium taxes and guaranty assessments.........         4.4            1.6             1.1            3.0
Commission expense...................................        12.1            5.0             8.6           15.3
                                                            -----          -----           -----          -----

       Other operating costs and expenses............       $54.3          $13.1           $23.7          $37.3
                                                            =====          =====           =====          =====

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     Anticipated returns from the investment of policyholder balances are considered in determining the amortization of the cost of policies purchased and cost of policies produced. Sales of fixed maturity investments during 1996, 1995 and 1994, changed the incidence of profits on such policies because investment gains and losses were recognized currently and the expected future yields on the investment of policyholder balances were affected. Accordingly, amortization of the cost of policies purchased and cost of policies produced was increased by $2.5 million in 1996, $10.0 million in the four months ended December 31, 1995, $4.3 million for the eight months ended August 31, 1995, and $2.7 million in 1994.

     The changes in the cost of policies purchased were as follows:

                                                            Year        Four months    Eight months       Year
                                                            ended         ended            ended          ended
                                                        December 31,   December 31,     August 31,    December 31,
                                                            1996           1995            1995           1994
                                                            ----           ----            ----           ----
                                                                           (Dollars in millions)

Balance, beginning of period.........................       $120.0          $159.0         $173.9        $  93.0
   Amortization related to operations:
     Cash flow realized..............................        (26.2)           (9.4)         (19.1)         (30.4)
     Interest added..................................         13.1             5.0           12.7           20.8
   Amortization related to sales of fixed maturity
     investments.....................................         (2.2)           (8.3)          (3.4)          (2.6)
   Amounts related to fair value adjustment of actively
     managed fixed maturity securities...............         36.6           (26.3)         (64.1)          93.1
   Adjustment of balance due to new accounting
     basis and other.................................          1.7              -            59.0             -
                                                            ------          ------         ------         ------

Balance, end of period...............................       $143.0          $120.0         $159.0         $173.9
                                                            ======          ======         ======         ======

     Based on current conditions and assumptions as to future events on all policies in force, approximately 9.2 percent, 9.2 percent, 8.3 percent, 7.3 percent and 6.7 percent of the cost of policies purchased as of December 31, 1996, are expected to be amortized in each of the next five years, respectively. The discount rates used to determine the amortization of the cost of policies purchased ranged from 5 percent to 8 percent and averaged 5.5 percent.

     The changes in the cost of policies produced were as follows:

                                                            Year        Four months    Eight months       Year
                                                            ended         ended            ended          ended
                                                        December 31,   December 31,     August 31,    December 31,
                                                            1996           1995            1995           1994
                                                            ----           ----            ----           ----
                                                                           (Dollars in millions)

Balance, beginning of period.........................        $24.0           $25.9        $  63.2          $30.8
   Additions.........................................         13.2             3.0            6.6            9.4
   Amortization related to operations................         (3.2)            (.5)          (4.0)          (4.5)
   Amortization related to sales of fixed maturity
     investments.....................................          (.3)           (1.7)           (.9)           (.1)
   Amounts related to fair value adjustment of actively
     managed fixed maturity securities...............          4.5            (2.7)         (12.0)          27.6
   Adjustment of balance due to new accounting basis            -               -           (27.0)            -
                                                             -----           -----        -------          -----

Balance, end of period...............................        $38.2           $24.0        $  25.9          $63.2
                                                             =====           =====        =======          =====


                    GREAT AMERICAN RESERVE INSURANCE COMPANY
                          Notes to Financial Statements
                         ------------------------------


9.   STATEMENT OF CASH FLOWS

     Income taxes paid during 1996, 1995, and 1994, were $18.1 million, $19.3 million and $20.3 million, respectively.

     Short-term investments having original maturities of three months or less are considered to be cash equivalents. All cash is invested in short-term investments.

10.  STATUTORY INFORMATION

     Statutory accounting practices prescribed or permitted for insurance companies by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:

                                                                                          December 31,
                                                                                     --------------------
                                                                                     1996            1995
                                                                                     ----            ----
                                                                                      (Dollars in millions)

   Statutory capital and surplus..................................................   $140.3          $156.2
   Asset valuation reserve ("AVR")................................................     28.7            26.2
   Interest maintenance reserve ("IMR")...........................................     63.1            64.7
                                                                                     ------          ------

       Total......................................................................   $232.1          $247.1
                                                                                     ======          ======


     The Company had statutory net income of $32.6 million, $38.4 million and $37.7 million in 1996, 1995 and 1994, respectively.

     Statutory accounting practices classify certain segregated portions of surplus, called AVR and IMR, as liabilities. The purpose of these accounts is to stabilize statutory net income and surplus against fluctuations in the market value and creditworthiness of investments. The IMR captures all realized investment gains and losses resulting from changes in interest rates and provides for subsequent amortization of such amounts into statutory net income on a basis reflecting the remaining life of the assets sold. The AVR captures investment gains and losses related to changes in creditworthiness and is also adjusted each year based on a formula related to the quality and loss experience of the investment portfolio.

     The following table compares the pre-tax income determined on a statutory accounting basis with such income reported herein in accordance with GAAP:


                                                            Year        Four months    Eight months      Year
                                                            ended         ended            ended         ended
                                                        December 31,   December 31,     August 31,   December 31,
                                                            1996           1995            1995          1994
                                                            ----           ----            ----          ----
                                                                           (Dollars in millions)
Pre-tax income as reported on a statutory accounting
   basis before transfers to and from and
   amortization of the IMR...........................       $40.2         $ 33.6          $ 50.2         $ 58.6

GAAP adjustments:
   Investments valuation.............................         4.9           (3.3)             .8            7.5
   Amortization related to operations................       (17.8)          (5.3)          (11.7)         (16.0)
   Amortization related to investment gains..........        (2.5)         (10.0)           (4.3)          (2.7)
   Deferral of cost of policies produced.............        13.2            3.0             6.6            9.4
   Insurance liabilities.............................         3.2            5.1             2.5            2.5
   Other ............................................         (.1)           2.7              .6            2.2
                                                            -----         ------          ------         ------

       Net effect of GAAP adjustments................          .9           (7.8)           (5.5)           2.9
                                                            -----         ------          ------         ------

       GAAP pre-tax income...........................       $41.1         $ 25.8          $ 44.7         $ 61.5
                                                            =====         ======          ======         ======

                    GREAT AMERICAN RESERVE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. Approximately $32.7 million of the Company's net assets at December 31, 1996, are available for distribution in 1997 without permission of state regulatory authorities.

                UNAUDITED FINANCIAL STATEMENTS
                                OF
              RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

        (For the Period from May 7, 1997 to June 30, 1997)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                              RYDEX ADVISOR VARIABLE ANNUITY
                                                         ACCOUNT
                                                    SEMI-ANNUAL REPORT
                                                      June 30, 1997

                                           6116 Executive Boulevard, Suite 400
                                                   Rockville, MD 20852
                 LOGO
                                                301/468-8520 888/667-4936

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Policy Owners,

  In our first letter to Rydex Advisor Variable Annuity policy owners, we would like to take this opportunity to again welcome you to the Rydex family. It is our continuing goal to provide our advisors with innovative investment vehicles that offer you flexibility to take advantage of market fluctuations.

  You'll notice that this first report on the Rydex Advisor Variable Annuity covers a shorter period than usual--only 54 days--because the annuity was introduced in May and our standard reporting period ends June 30. Although brief, this period did experience the volatility that has characterized financial markets in recent quarters.

  The market pullback that began at the end of the first quarter ended in mid-April as the indexes returned to their ascent. Stock prices were propelled by low inflation, corporate share buybacks and strong earnings growth. By late June, the Dow Jones, the S&P 500 and the Nasdaq 100 all reached record highs. The climb was interrupted when Japanese Prime Minister Ryutaro Hashimoto remarked that if the U.S. did not attempt to maintain exchange rate stability, the Japanese would be tempted to sell off U.S. Treasury bills. Traders interpreted his remarks as a threat that the Japanese might begin a large scale sell-off of U.S. Treasury bonds and U.S. equities. This triggered the second largest decline in points ever as the Dow Jones industrial average lost 192.25 points. In June, wholesale prices fell for the sixth consecutive month. This was the longest streak of producer-price deflation since the government started measuring these figures 50 years ago. These new signs of low inflation were welcomed by the financial markets and both stocks and bonds continued their upward trend.

  On June 30, investors closed the books on the best stock market quarter in a decade with the Dow up 16.55%, the S&P 500 up 16.91%, and the technology laden Nasdaq 100 gaining 20.14%. The precious metals index did not fare as well due to several negative factors including scandals involving a junior exploration company, continued European Central bank selling, and low inflation which caused precious metal stocks to continue their downward trend. The XAU Index closed the 2nd quarter down 8.04%.

  The economic environment of moderate growth and low inflation also proved to be good for bonds as the yield on the benchmark 30-year U.S. Treasury bond dropped from 7.07% to 6.78% causing bond prices to rise during the quarter.

  Once again, thank you for investing with Rydex. If you need additional information, please call us at (888) 667-4936.

Sincerely,

/s/ Albert P. Viragh, Jr.
-------------------------
Albert P. Viragh, Jr.
Chairman of the Board

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                                NOVA SUBACCOUNT

SCHEDULE OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                                                               Market
                                                                Value
                                                    Shares   (Note 1)
                                                ---------- ----------
COMMON STOCKS 23.6%
 Standard & Poor's Depository Receipts (Cost
  $1,074,636)                                       12,520 $1,105,672
                                                           ----------
                                                 Contracts
                                                ----------
OPTIONS PURCHASED 16.9%
Call Options on:
 S&P 500 Index Expiring July 1997 at 760                 6    792,800
                                                           ----------
  Total Call Options (Cost $849,660)                          792,800
                                                           ----------
                                                      Face
                                                    Amount
                                                ----------
REPURCHASE AGREEMENT 59.5%
Repurchase Agreement through a joint account
 collateralized by U.S. Treasury Obligations--
 5.95% 7/01/97                                  $2,784,664  2,784,664
                                                           ----------
  Total Investments 100% (Cost $4,708,960)                 $4,683,136
                                                           ==========


See Notes to Financial Statements

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                                URSA SUBACCOUNT

SCHEDULE OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
                                                           Face Amount (Note 1)
                                                           ----------- --------
REPURCHASE AGREEMENT 100%
Repurchase Agreement through a joint account
 collateralized by U.S. Treasury Obligations--
 5.95% 7/01/97                                               $50,863   $ 50,863
                                                                       --------
  Total Investments 100% (Cost $50,863)                                $ 50,863
                                                                       ========

-------------------------------------------------------------------------------

                                                                         Market
                                                                          Value
                                                                Shares (Note 1)
                                                           ----------- --------
COMMON STOCK SOLD SHORT
 Standard & Poor's Depository Receipts (Proceeds $
  217,175)................................................     2,450   $216,366
                                                                       ========


See Notes to Financial Statements

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                          OVER-THE-COUNTER SUBACCOUNT

SCHEDULE OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                                                             Market
                                                              Value
                                                 Contracts (Note 1)
                                               ----------- --------
OPTIONS PURCHASED 2.1%
Call Options on:
 NASDAQ 100 Index Expiring July 1997 at 950            1   $  3,025
 NASDAQ 100 Index Expiring July 1997 at 980            6      9,375
                                                           --------
  Total Call Options Purchased (Cost $26,858)              $ 12,400
                                                           --------
                                               Face Amount
                                               -----------
REPURCHASE AGREEMENT 97.9%
Repurchase Agreement through a joint account
 collateralized by U.S.
 Treasury Obligations--
 5.95% 7/01/97                                  $568,642    568,642
                                                           --------
  Total Investments 100% (Cost $595,500)                   $581,042
                                                           ========

-------------------------------------------------------------------

                                                             Market
                                                              Value
                                                 Contracts (Note 1)
                                               ----------- --------
WRITTEN OPTIONS CONTRACTS
Put Options On:
 NASDAQ 100 Index Expiring July 1997 at 950            1   $  2,050
 NASDAQ 100 Index Expiring July 1997 at 980            6     21,150
                                                           --------
  Total Put Options Written (Proceeds $19,178)             $ 23,200
                                                           ========

See Notes to Financial Statements

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                           PRECIOUS METALS SUBACCOUNT

SCHEDULE OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                                                            Market
                                                             Value
                                                   Shares  (Note1)
                                              ----------- --------
COMMON STOCKS 98.3%
Mining and Precious Metals Stocks
 Barrick Gold Corp., Class A                     2,000    $ 44,000
 Newmont Mining Corp.                              800      31,200
 Placer Dome, Inc.                               1,300      21,288
 Homestake Mining Co.                              800      10,450
 Battle Mountain Gold Co.                        1,200       6,825
 TVX Gold, Inc.*                                   870       4,622
 Echo Bay Mines, Ltd.                              700       4,025
 ASA Limited                                       100       3,063
 Hecla Mining Co.*                                 300       1,612
 Coeur D'Alene Mines                               120       1,552
 Pegasus Gold, Inc.*                               200       1,225
                                                          --------
  Total Common Stocks (Cost $136,750)                     $129,862
                                                          --------
                                                            Market
                                                             Value
                                              Face Amount (Note 1)
                                              ----------- --------
REPURCHASE AGREEMENT 1.7%
Repurchase Agreement through a joint account
 collateralized by U.S.
 Treasury Obligations--
 5.95% 7/01/97                                   2,228       2,228
                                                          --------
  Total Investments 100% (Cost $138,978)                  $132,090
                                                          ========

* Non-Income Producing Securities.

See Notes to Financial Statements

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                           MONEY MARKET I SUBACCOUNT

SCHEDULE OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                                              Face Amount
                                              -----------
REPURCHASE AGREEMENT 100%
Repurchase Agreement through a joint account
 collateralized by U.S.
 Treasury Obligations--
 5.95% 7/01/97                                $1,976,045  $1,976,045
                                                          ----------
  Total Investments 100% (Cost $1,976,045)                $1,976,045
                                                          ==========


See Notes to Financial Statements

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                        U.S. GOVERNMENT BOND SUBACCOUNT

SCHEDULE OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                                                                      Market
                                                                       Value
                                                         Face Amount (Note1)
                                                         ----------- -------
U.S. TREASURY OBLIGATIONS 98.8%
U.S. Treasury Bond 6.625% due 02/15/2027 (Cost $53,596)    $54,000   $52,819
                                                                     -------
REPURCHASE AGREEMENT 1.2%
Repurchase Agreement through a joint account
 collateralized by U.S.
 Treasury Obligations--
 5.95% due 7/01/97                                             657       657
                                                                     -------
  Total Investments 100.0% (Cost $54,253)                            $53,476
                                                                     =======


See Notes to Financial Statements

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                                JUNO SUBACCOUNT

SCHEDULE OF INVESTMENTS (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                          Contracts   (Note 1)
                                                         ---------- ----------
OPTIONS PURCHASED 0.4 %
Put options on:
 U.S. Treasury Bond Futures Contracts Expiring September
  1997 at 112 (Cost $4,779)                                       3 $    5,625
                                                                    ----------
                                                               Face
                                                             Amount
                                                         ----------
REPURCHASE AGREEMENT 99.6%
Repurchase Agreement through a joint account
 collateralized by U.S. Treasury Obligations--
 5.95% 7/01/97                                           $1,396,557  1,396,557
                                                                    ----------
  Total Investments 100% (Cost $1,401,336)                          $1,402,182
                                                                    ==========

------------------------------------------------------------------------------

                                                                    Unrealized
                                                          Contracts       Gain
                                                         ---------- ----------
FUTURES CONTRACTS
U.S. Treasury Bond Futures Contract Expiring September
 1997
 (Underlying Face Amount at Market Value $1,332,750)             12 $   11,136
                                                                    ==========

See Notes to Financial Statements

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                                                              Money      Money
                                         Nova       Ursa   Market I  Market II
                                   Subaccount Subaccount Subaccount Subaccount
                                   ---------- ---------- ---------- ----------
ASSETS
 Securities at Value (Note 1)--See
  Accompanying Schedules           $4,683,136  $ 50,863  $1,976,045   $    0
 Receivable for Securities Sold        17,702   217,174           0        0
 Receivable from Advisor                1,048     2,506         149        0
 Investment Income Receivable             459         0         327        0
 Cash in Custodian Bank                     0   166,283           0        0
 Receivable for Units Purchased             0         0      11,158        0
 Unamortized Organization Costs
  (Note 1)                             92,364    92,364       4,586    5,000
 Other Assets                               0        11         580        0
                                   ----------  --------  ----------   ------
  Total Assets                      4,794,709   529,201   1,992,845    5,000
                                   ----------  --------  ----------   ------
LIABILITIES
 Short Sale at Market                       0   216,366           0        0
 Investment Advisory Fee                2,111       126       5,076        0
 Transfer Agent Fee                       756        36       2,536        0
 Organization Expense Payable to
  Advisor                              95,180    95,180       5,000    5,000
 Amounts due to GARCO                   4,013       198      20,602        0
 Other Liabilities                        347         0          99        0
                                   ----------  --------  ----------   ------
  Total Liabilities                   102,407   311,906      33,313    5,000
                                   ----------  --------  ----------   ------
NET ASSETS                         $4,692,302  $217,295  $1,959,532   $    0
                                   ==========  ========  ==========   ======
Units Outstanding                     427,743    23,715     193,123        0
                                   ==========  ========  ==========   ======
Unit Value                             $10.97     $9.16      $10.15       $0
                                       ======     =====      ======       ==

See Notes to Financial Statements.

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
--------------------------------------------------------------------------------
                                                                   June 30, 1997

--------------------------------------------------------------------------------

                           Over-the-   Precious            U.S.
                             Counter     Metals      Government
                          Subaccount Subaccount Bond Subaccount Juno Subaccount
                          ---------- ---------- --------------- ---------------
ASSETS
 Securities at Value
  (Note 1)--See
  Accompanying Schedules   $581,042   $132,090      $53,476       $1,402,182
 Receivable for Futures
  Contracts Settlement            0          0            0            6,750
 Receivable from Advisor        694        986        1,555            1,497
 Investment Income
  Receivable                     94          0        1,344              230
 Cash on Deposit with
  Broker                    120,086          0            0           29,160
 Unamortized Organization
  Costs (Note 1)             92,364     93,511       93,511           92,364
                           --------   --------      -------       ----------
  Total Assets              794,280    226,587      149,886        1,532,183
                           --------   --------      -------       ----------
LIABILITIES
 Written Options at
  Market Value               23,200          0            0                0
 Investment Advisory Fee        842         79           73              761
 Transfer Agent Fee             225         21           29              211
 Organization Expense
  Payable to Advisor         95,180     95,180       95,180           95,180
 Amounts due to GARCO         1,572        147          205            1,184
 Other Liabilities                8          0        1,581               14
                           --------   --------      -------       ----------
  Total Liabilities         121,027     95,427       97,068           97,350
                           --------   --------      -------       ----------
NET ASSETS                 $673,253   $131,160      $52,818       $1,434,833
                           ========   ========      =======       ==========
Units Outstanding            64,764     14,795        5,126          146,687
                           ========   ========      =======       ==========
Unit Value                   $10.40      $8.87       $10.30            $9.78
                             ======      =====       ======            =====

See Notes to Financial Statements.

                    RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


STATEMENT OF OPERATIONS (Unaudited)
-------------------------------------------------------------------------------
                                                     Period Ended June 30, 1997

-------------------------------------------------------------------------------

                                                                       Money
                                                Nova        Ursa    Market I
                                         Subaccount* Subaccount* Subaccount*
                                         ----------- ----------- -----------
INVESTMENT INCOME
 Interest                                 $  4,696     $   409     $81,614
                                          --------     -------     -------
   Total Income                              4,696         409      81,614
                                          --------     -------     -------
EXPENSES
 Advisory Fees (Note 7)                      2,150         127       7,359
 Transfer Agent Fees (Note 7)                  717          35       2,944
 Mortality and Expense Risk Fee (Note 5)     3,583         176      18,397
 Organizational Expenses                     2,816       2,816         414
 Administration Fees                           430          21       2,208
 Custodian Fees                                800         471       2,362
 Miscellaneous                                 347           2         222
                                          --------     -------     -------
  Total Expenses                            10,843       3,648      33,906
  Less Expenses Waived and Reimbursed by
   Investment Advisor                        1,048       2,510       1,113
                                          --------     -------     -------
  Net Expenses                               9,795       1,138      32,793
                                          --------     -------     -------
NET INVESTMENT INCOME (LOSS)                (5,099)       (729)     48,821
                                          --------     -------     -------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                     100,843           0           0
 Securities Sold Short                           0      (9,200)          0
                                          --------     -------     -------
  Total Net Realized Gain (Loss)           100,843      (9,200)          0
Net Change in Unrealized Appreciation
 (Depreciation)
 On Investments, Options and Futures
 Contracts                                 (25,824)        809           0
                                          --------     -------     -------
Net Gain (Loss) on Investments              75,019      (8,391)          0
                                          --------     -------     -------
Net Increase (Decrease) in Net Assets
 from Operations                          $ 69,920     $(9,120)    $48,821
                                          ========     =======     =======

* Commencement of Operations, May 7, 1997--Nova Subaccount and Ursa Subaccount, January 27, 1997--Money Market I Subaccount

See Note to Financial Statements

                    RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


STATEMENT OF OPERATIONS (Unaudited)
-------------------------------------------------------------------------------
                                                     Period Ended June 30, 1997

-------------------------------------------------------------------------------

                                                                U.S.
                                   Over-the-    Precious  Government
                                     Counter      Metals        Bond        Juno
                                 Subaccount* Subaccount* Subaccount* Subaccount*
                                 ----------- ----------- ----------- -----------
INVESTMENT INCOME
 Interest                         $  5,198    $    102     $  987      $ 4,518
 Dividends                               0          48          0            0
                                  --------    --------     ------      -------
  Total Income                       5,198         150        987        4,518
                                  --------    --------     ------      -------
EXPENSES
 Advisory Fees (Note 7)                842          78         73          761
 Transfer Agent Fees (Note 7)          225          21         29          211
 Mortality and Expense Risk Fee
  (Note 5)                           1,404         130        183        1,057
 Organizational Expenses             2,816       1,669      1,669        2,816
 Administration Fees                   168          16         22          127
 Custodian Fees                        510         216        230          508
 Miscellaneous                           9           2          0           15
                                  --------    --------     ------      -------
  Total Expenses                     5,974       2,132      2,206        5,495
  Less Expenses Reimbursed by
   Investment Advisor                  694         985      1,556        1,497
                                  --------    --------     ------      -------
  Net Expenses                       5,280       1,147        650        3,998
                                  --------    --------     ------      -------
Net Investment Income (Loss)           (82)       (997)       337          520
                                  --------    --------     ------      -------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities              21,078      (7,935)     9,930       (1,736)
 Written Options                    24,885           0          0            0
 Futures Contracts                       0           0          0       (3,728)
                                  --------    --------     ------      -------
  Total Net Realized Gain (Loss)    45,963      (7,935)     9,930       (5,464)
Net Change in Unrealized
 Appreciation/(Depreciation) on
 Investments, Options and
 Futures Contracts                 (18,480)     (6,888)      (777)      11,982
                                  --------    --------     ------      -------
                                    27,483     (14,823)     9,153        6,518
                                  --------    --------     ------      -------
Net Increase (Decrease) in Net
 Assets from Operations           $ 27,401    $(15,820)    $9,490      $ 7,038
                                  ========    ========     ======      =======

* Commencement of Operations: May 7, 1997--OTC Subaccount, May 29, 1997-- Precious Metals Subaccount, May 29, 1997--U.S. Government Bond Subaccount, May 7, 1997--Juno Subaccount

See Notes to Financial Statements.

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                               Nova Subaccount Ursa Subaccount
                                               --------------- ---------------
                                                  Period Ended    Period Ended
                                                 June 30,1997*   June 30,1997*
                                               --------------- ---------------
Changes from Operations
 Net Investment Income (Loss)                    $    (5,099)     $    (729)
 Net Realized Gain (Loss) on Investments             100,843         (9,200)
 Net Change in Unrealized Appreciation
  (Depreciation) of Investments                      (25,824)           809
                                                 -----------      ---------
 Net Increase (Decrease) in Net Assets from
  Operations                                          69,920         (9,120)
                                                 -----------      ---------
Changes from Principal Transactions
 Contract purchase payments less sales and
  administration expenses and applicable
  premium taxes                                    8,135,805        557,641
 Contract terminations                            (3,513,423)      (331,226)
                                                 -----------      ---------
Net Increase (Decrease) in Net Assets derived
 from Principal Transactions                       4,622,382        226,415
                                                 -----------      ---------
 Net Increase in Net Assets                        4,692,302        217,295
                                                 -----------      ---------
NET ASSETS--Beginning of Period                            0              0
                                                 -----------      ---------
NET ASSETS--End of Period                        $ 4,692,302      $ 217,295
                                                 ===========      =========


* Commencement Of Operations: May 7, 1997--Nova Subaccount and Ursa Subaccount

See Notes to Financial Statements.

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              Money Market I
                                                                  Subaccount
                                                              --------------
                                                                Period Ended
                                                               June 30,1997*
                                                              --------------
Changes from Operations
 Net Investment Income (Loss)                                  $     48,821
 Net Realized Gain (Loss) on Investments                                  0
 Net Change in Unrealized Appreciation (Depreciation) of
  Investments                                                             0
                                                               ------------
 Net Increase (Decrease) in Net Assets from Operations               48,821
                                                               ------------
Changes from Principal Transactions
 Contract purchase payments less sales and administrative
  expenses
  and applicable premium taxes                                   15,553,063
 Contract termination                                           (13,642,352)
                                                               ------------
Net Increase (Decrease) in Net Assets derived from Principal
 Transactions                                                     1,910,711
                                                               ------------
 Net Increase in Net Assets                                       1,959,532
                                                               ------------
NET ASSETS--Beginning of Period                                           0
                                                               ------------
NET ASSETS--End of Period                                      $  1,959,532
                                                               ============

* Commencement Of Operations: January 27, 1997--Money Market I Subaccount

See Notes to Financial Statements.

                    RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                     Over-the- Precious Metals
                                            Counter Subaccount      Subaccount
                                            ------------------ ---------------
                                                  Period Ended    Period Ended
                                                 June 30,1997*   June 30,1997*
                                            ------------------ ---------------
Changes from Operations
 Net Investment Income (Loss)                  $       (82)       $   (997)
 Net Realized Gain (Loss) on Investments            45,963          (7,935)
 Net Change in Unrealized Appreciation
  (Depreciation) of Investments                    (18,480)         (6,888)
                                               -----------        --------
 Net Increase (Decrease) in Net Assets from
  Operations                                        27,401         (15,820)
                                               -----------        --------
Changes from Principal Transactions
 Contract purchase payments less sales and
  administrative expenses and applicable
  premium taxes                                  2,586,825         238,933
 Contract terminations                          (1,940,973)        (91,953)
                                               -----------        --------
Net Increase (Decrease) in Net Assets
 derived from Principal Transactions               645,852         146,980
                                               -----------        --------
 Net Increase in Net Assets                        673,253         131,160
                                               -----------        --------
NET ASSETS--Beginning of Period                          0               0
                                               -----------        --------
NET ASSETS--End of Period                      $   673,253        $131,160
                                               ===========        ========

* Commencement Of Operations: May 7, 1997--OTC Subaccount, May 29, 1997-- Precious Metals Subaccount

See Notes to Financial Statements.

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 U.S. Government          Juno
                                                 Bond Subaccount    Subaccount
                                                 --------------- -------------
                                                    Period Ended  Period Ended
                                                   June 30,1997* June 30,1997*
                                                 --------------- -------------
Changes from Operations
 Net Investment Income (Loss)                       $     337     $       520
 Net Realized Gain (Loss) on Investments                9,930          (5,464)
 Net Change in Unrealized Appreciation
  (Depreciation) of Investments                          (777)         11,982
                                                    ---------     -----------
 Net Increase (Decrease) in Net Assets from
  Operations                                            9,490           7,038
                                                    ---------     -----------
Changes from Principal Transactions
 Contract purchase payments less sales and
  administrative expenses and applicable premium
  taxes                                               757,382       2,772,633
 Contract terminations                               (714,054)     (1,344,838)
                                                    ---------     -----------
Net Increase (Decrease) in Net Assets derived
 from Principal Transactions                           43,328       1,427,795
                                                    ---------     -----------
 Net Increase in Net Assets                            52,818       1,434,833
                                                    ---------     -----------
NET ASSETS--Beginning of Period                             0               0
                                                    ---------     -----------
NET ASSETS--End of Period                           $  52,818     $ 1,434,833
                                                    =========     ===========

* Commencement Of Operations: May 29, 1997--U.S. Government Bond Subaccount, May 7, 1997--Juno Subaccount

See Notes to Financial Statements.

                    RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


SUPPLEMENTARY INFORMATION (Unaudited)
-------------------------------------------------------------------------------
                                                     Period Ended June 30, 1997

-------------------------------------------------------------------------------

                                                                    Money
                                             Nova        Ursa    Market I
                                      Subaccount* Subaccount* Subaccount*
                                      ----------- ----------- -----------
Per Unit Data:
 Net Asset Value--Beginning of Period   $10.00      $10.00      $10.00
                                        ------      ------      ------
 Net Investment Income                    (.03)       (.07)        .14
 Net Realized and Unrealized
  Gains (Losses) on Securities            1.00        (.77)        .01
                                        ------      ------      ------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations          .97        (.84)        .15
 Dividends to Shareholders                 .00         .00         .00
 Distributions to Shareholders From
  Net Realized Capital Gain                .00         .00         .00
                                        ------      ------      ------
 Net Increase (Decrease) in Net Asset
  Value                                    .97        (.84)        .15
                                        ------      ------      ------
 Net Asset Value--End of Period         $10.97      $ 9.16      $10.15
                                        ======      ======      ======
Total Investment Return**                65.56%      (56.8%)      3.56%
Ratios to Average Net Assets** +
 Expenses                                 3.41%       8.11%       2.23%
 Net Investment Income                   (1.77%)     (5.20%)      3.32%
Supplementary Data:
 Portfolio Turnover Rate***             101.18%          0%          0%
  Net Assets,
   End of Period (000's omitted)        $4,692      $  217      $1,959

* Commencement of Operations: May 7, 1997--Nova Subaccount and Ursa Subaccount, January 27, 1997--Money Market I Subaccount

**  Annualized

*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

+ Ratios are net of voluntarily expense waiver/reimbursed made by Padco Advisors II, Inc. as described in footnote 1.

See Notes to Financial Statements.

                    RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


SUPPLEMENTARY INFORMATION (Unaudited)
-------------------------------------------------------------------------------
                                                     Period Ended June 30, 1997

-------------------------------------------------------------------------------

                                                                U.S.
                                  Over-the-    Precious   Government
                                    Counter      Metals         Bond        Juno
                                Subaccount* Subaccount*  Subaccount* Subaccount*
                                ----------- -----------  ----------- -----------
Per Unit Data:
 Net Asset Value--Beginning of
  Period                          $10.00     $  10.00      $10.00     $  10.00
                                  ------     --------      ------     --------
 Net Investment Income               .00         (.08)        .02          .00
 Net Realized and Unrealized
  Gains (Losses) on Securities       .40        (1.05)        .28         (.22)
                                  ------     --------      ------     --------
 Net Increase (Decrease) in
  Net Asset
  Value Resulting from
  Operations                         .40        (1.13)        .30         (.22)
 Dividends to Shareholders           .00          .00         .00          .00
 Distributions to Shareholders
  From
  Net Realized Capital Gain          .00          .00         .00          .00
                                  ------     --------      ------     --------
 Net Increase (Decrease) in
  Net Asset
  Value                              .40        (1.13)        .30         (.22)
                                  ------     --------      ------     --------
 Net Asset Value--End of
  Period                          $10.40     $   8.87      $10.30     $   9.78
                                  ======     ========      ======     ========
Total Investment Return**          27.04%     (100.00%)     34.22%     (14.870%)
Ratios to Average Net Assets**+
 Expenses                           4.69%       10.75%       4.43%        4.73%
 Net Investment Income             (0.07%)      (9.35%)      2.30%        0.62%
Supplementary Data:
 Portfolio Turnover Rate***            0%       97.10%     189.73%           0%
  Net Assets,
   End of Period (000's
   omitted)                       $  673     $    131      $   53     $  1,435

* Commencement of Operations: May 7, 1997--OTC Subaccount, May 29, 1997-- Precious Metals Subaccount, May 29, 1997--U.S. Government Bond Subaccount, May 7, 1997--Juno Subaccount

**  Annualized

*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

+ Ratios are net of voluntarily expense waiver/reimbursed made by Padco Advisors II, Inc. as described in footnote 1.

See Notes to Financial Statements.

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Rydex Advisor Variable Annuity Account (the "Account") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a non-diversified, open-ended investment company. The Trust consists of eight Subaccounts, the Nova Subaccount, the Ursa Subaccount, the Money Market I Subaccount, the Money Market II Subaccount, the Over-the-Counter Subaccount, the Precious Metals Subaccount, the U.S. Government Bond Subaccount, and the Juno Subaccount and is managed by Padco Advisors II Inc. Padco Financial Services Inc. ("Padco") acts as principal underwriter only for the Account. The following significant accounting policies are in conformity with generally accepted accounting principles and are consistently followed by the Account in the preparation of its financial statements.

The Account was established as a segregated investment account for individual variable annuity contracts issued by Great American Reserve Insurance Company ("Garco"). Garco is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services company listed on the New York Stock Exchange.

Securities listed on an exchange are valued at the latest quoted sales prices as of 4:00 P.M. on the valuation date. Securities not traded on an exchange are valued at their last sales price. Listed options held by the Account are valued at their last bid price. Over-the-counter options and U.S. Government obligations held by the Account are valued using the average bid price obtained from one or more security dealers. The value of futures contracts purchased and sold by the Account are accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Short term securities with less than sixty days to maturity are valued at amortized cost, which approximates market. Security and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the Board of Trustees.

Securities transactions are recorded on a trade date plus one basis (the following business day the order to buy or sell is executed). Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are accrued on a daily basis.

Deferred organization and initial offering costs represent expenses incurred by GARCO and PADCO in connection with this offering and will be amortized on a straight line basis over five years commencing on the effective date of the Separate Account's initial prospectus. These costs have been allocated to the subaccounts based on estimates of expenses incurred. The Separate Account has agreed to reimburse GARCO and PADCO for the organization expenses advanced by GARCO and PADCO, respectively. The advances are repayable on demand but must be fully repaid within five years. The proceeds realized by

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
GARCO upon withdrawal during the amortization period of any of the accumulation units constituting initial capital will be reduced by a proportionate amount of the unamortized deferred organization expenses which the number of initial units redeemed bears to the number of initial units then outstanding. At, June 30, 1997, accrued organizational expenses payable to GARCO and PADCO were $195,435 and $385,645, respectively.

A Subaccount is considered active when the first unit is purchased. There were no units of the Money Market II Subaccount purchased for the period ended June 30, 1997. The Money Market II Subaccount was not active for this period and, therefore, the Statement of Operations, Statement of Changes, and Supplementary Information was not prepared for this Subaccount. The Money Market II Subaccount has an asset and an offsetting liability of $5,000 related to organization cost.

Padco Advisors II, Inc. has voluntarily agreed to waive advisory fees for any subaccount for expenses in excess of the specified expense limitations (up to the amount of the applicable Advisory Fee). In addition, Padco Advisors II, Inc. at its discretion may reimburse additional expenses.

2. INVESTMENT TRANSACTIONS

Consistent with its investment objective, the Account engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the Account are described more fully in the Account's prospectus and Statement of Additional Information.

When the Account engages in a short sale, an amount equal to the proceeds received by the Account is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Account maintains a segregated account of securities as collateral for the short sales. The Account is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

When the Account writes (sells) an option, an amount equal to the premium received is entered in the Account's accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When an option expires, or if the Account enters into a closing purchase transaction, the Account realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Account may purchase or sell stock index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Account deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Account agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
the Account as unrealized gains or losses. When the contract is closed, the Account records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts and written options involve to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement each subaccount has in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities.

3. FEDERAL INCOME TAXES

No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Account are included in the operations of Garco, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and net realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

4. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

5. DEDUCTIONS AND EXPENSES

Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such expenses are not affected by expense or mortality experience because Garco assumes the mortality risk and the expense risk under the contracts.

The mortality risk assumed by Garco results from the life annuity payment option in the contracts in which Garco agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actual determination of expected mortality, Garco is required to fund any deficiency in the annuity payment reserves from its general account assets.

A fee, which is equal on an annual basis to 1.25% of the daily value of the account, is deducted on a daily basis from each account for assuming the mortality and expense risks. These fees were $24,930 for the period ended June 30, 1997.

An administrative charge, which is equal on an annual basis to .15% of the daily value of the Account, is deducted on a daily basis from each account for contract administrative charges. These fees were $2,992 for the period ended June 30, 1997.

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

6. REPURCHASE AGREEMENTS

The Account transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested a repurchase agreement collateralized by Federal agency obligations. Collateral is in the possession of the account's custodian and it is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. As of June 30,1997 the repurchase agreement with Fuji Securities in the joint account and the collateral therefore was as follows:

Security Type                 Rates   Par Value Market Value
-------------                 -----  ---------- ------------
United States Treasury Notes  5.95%  $6,680,000  $6,779,656

7. INVESTMENT ADVISORY AND TRANSFER AGENT SERVICES

Under the terms of an investment advisory contract, the Account pays PADCO Advisors II, Inc. investment advisory fees calculated at an annual percentage rate of one half of one percent (0.50%) of the net assets of the Money Market I Subaccount and the U.S. Government Bond Subaccount, three-quarters of one percent (0.75%) of the net assets of the Nova Subaccount, the Precious Metals Fund, and the Over-the-Counter Subaccount, and nine-tenths of one percent (0.90%) of the net assets of the Ursa Subaccount and the Juno Subaccount.

Garco provides transfer agent service to the Trust at an annual rate of two-tenths of one percent (0.20%) of the net assets of the Money Market I Subaccount, U.S. Government Bond Subaccount, Precious Metals Subaccount, and the Over-the-Counter Subaccount; and at annual rate of one-quarter of one percent (0.25%) of the Nova Subaccount, the Ursa Subaccount, and the Juno Subaccount.

8. SECURITIES TRANSACTIONS

During the period ended June 30, 1997 purchases and sales of investment securities were:

                                      Money
                 Nova       Ursa   Market I
           Subaccount Subaccount Subaccount
           ---------- ---------- ----------
Purchases  $2,224,099    $ 0        $ 0
Sales      $1,149,462    $ 0        $ 0

                                       U.S.
            Over-the-   Precious Government
              Counter     Metals       Bond       Juno
           Subaccount Subaccount Subaccount Subaccount
           ---------- ---------- ---------- ----------
Purchases     $ 0      $240,361   $703,526     $ 0
Sales         $ 0      $ 95,676   $657,793     $ 0

The transactions shown above exclude short term and temporary cash investments.

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

9. NET ASSETS

Net assets consisted of the following at June 30, 1997:

                                                                        Money
                                                  Nova        Ursa   Market I
                                            Subaccount  Subaccount Subaccount
                                            ----------  ---------- ----------
Paid-In-Capital                             $4,622,382   $226,415  $1,910,711
Net Investment Income                                0          0      48,821
Net Investment Loss                             (5,099)      (729)          0
Accumulated Net Realized Gain
 (Loss) on Investments                         100,843     (9,200)          0
Net Unrealized Appreciation
 (Depreciation) on Investments, Options and
  Futures
 Contracts                                     (25,824)       809           0
                                            ----------   --------  ----------
Net Assets                                  $4,692,302   $217,295  $1,959,532
                                            ==========   ========  ==========

                                                            U.S.
                                 Over-the-   Precious Government
                                   Counter     Metals       Bond       Juno
                                Subaccount Subaccount Subaccount Subaccount
                                ---------- ---------- ---------- ----------
Paid-In-Capital                  $645,853   $146,980   $43,328   $1,427,795
Net Investment Income                   0          0       337          520
Net Investment Loss                   (82)      (997)        0            0
Accumulated Net Realized Gain
 (Loss) on Investments             45,963     (7,935)    9,930       (5,464)
Net Unrealized Appreciation
 (Depreciation) on Investments,
  Options and Futures
 Contracts                        (18,481)    (6,888)     (777)      11,982
                                 --------   --------   -------   ----------
Net Assets                       $673,253   $131,160   $52,818   $1,434,833
                                 ========   ========   =======   ==========

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

10. INCREASE/DECREASE IN ACCUMULATION UNITS

Transactions in units for the period ended June 30, 1997 were:

                                                  Money
                           Nova        Ursa    Market I
                     Subaccount  Subaccount  Subaccount
                     ----------  ---------- -----------
Units Purchased        751,064      58,390    1,540,596
Units Withdrawn       (323,321)    (34,675)  (1,347,473)
                     ---------    --------  -----------
Net Units Purchased    427,743      23,715      193,123
                     =========    ========  ===========

                                                  U.S.
                      Over-the-    Precious Government
                        Counter      Metals       Bond       Juno
                     Subaccount  Subaccount Subaccount Subaccount
                     ----------  ---------- ---------- ----------
Units Purchased        251,128      24,929     75,510    281,901
Units Withdrawn       (186,364)    (10,134)   (70,384)  (135,214)
                     ---------    --------   --------  ---------
Net Units Purchased     64,764      14,795      5,126    146,687
                     =========    ========   ========  =========

Transactions in dollars for the period ended June 30, 1997 were:

                                                     Money
                            Nova        Ursa      Market I
                      Subaccount  Subaccount    Subaccount
                     -----------  ----------  ------------
Units Purchased      $ 8,135,805  $ 557,641   $ 15,553,063
Units Withdrawn       (3,513,423)  (331,226)   (13,642,352)
                     -----------  ---------   ------------
Net Units Purchased  $ 4,622,382  $ 226,415   $  1,910,711
                     ===========  =========   ============

                                                   U.S.
                       Over-the-    Precious Government
                         Counter      Metals       Bond         Juno
                      Subaccount  Subaccount Subaccount   Subaccount
                     -----------  ---------- ----------  -----------
Units Purchased      $ 2,586,825   $238,933  $ 757,381   $ 2,772,632
Units Withdrawn       (1,940,972)   (91,953)  (714,053)   (1,344,837)
                     -----------   --------  ---------   -----------
Net Units Purchased  $   645,853   $146,980  $  43,328   $ 1,427,795
                     ===========   ========  =========   ===========

                 OFFERED THROUGH
  PADCO FINANCIAL SERVICES, INC.
 6116 EXECUTIVE BLVD., SUITE 400
             ROCKVILLE, MD 20852
                    888/667-4936

                              BY
          GREAT AMERICAN RESERVE
               INSURANCE COMPANY
 11815 NORTH PENNSYLVANIA STREET
                CARMEL, IN 46032
                    800/437-3506


                                       LOGO


                                                                   RYDEX ADVISOR
                                                        VARIABLE ANNUITY ACCOUNT
                                                       OF GREAT AMERICAN RESERVE
                                                               INSURANCE COMPANY
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1997





                                                NOVA SUBACCOUNT
                                                URSA SUBACCOUNT
                                                JUNO SUBACCOUNT
                                                OTC SUBACCOUNT
                                                PRECIOUS METALS SUBACCOUNT
                                                U.S. GOVERNMENT BOND SUBACCOUNT
                                                MONEY MARKET I SUBACCOUNT